                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04492
--------------------------------------------------------------------------------
                               MFS SERIES TRUST X
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------
                     Date of fiscal year end: July 31, 2003
--------------------------------------------------------------------------------
                     Date of reporting period: July 31, 2003
--------------------------------------------------------------------------------

ITEM 1. REPORT TO STOCKHOLDERS.

MFS(R) Mutual Funds

ANNUAL REPORT 7/31/03

MFS(R) STRATEGIC VALUE FUND

A path for pursuing opportunity

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) STRATEGIC VALUE FUND

The fund seeks to provide capital appreciation.


TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              16
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     29
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      36
----------------------------------------------------
TRUSTEES AND OFFICERS                             37
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      39
----------------------------------------------------
FEDERAL TAX INFORMATION                           40
----------------------------------------------------
CONTACT INFORMATION                               41
----------------------------------------------------
ASSET ALLOCATION                                  42

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER

Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    August 20, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o   global asset management expertise across all asset classes

o   time-tested money management process for pursuing consistent results

o   full spectrum of investment products backed by MFS Original Research(R)

o   resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o   analyzing financial statements and balance sheets

o   talking extensively with companies' customers and competitors

o   developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Two distinct phases defined the market over the past 12 months. Through the second half of 2002 and into the start of 2003, investors continued to struggle through a historic, three-year bear market. The environment took a perceptible change in the first half of 2003 and investors enjoyed a better period of stock performance than they had experienced in several years. Nearly all asset classes showed positive performance in recent months. A rally in the second-quarter of 2003 gave investors in both U.S. and overseas stock markets their best quarter in many years and the pessimism that had pervaded markets seemed to dissipate.

Looking at the global economy, however, we did not see much hard evidence that economic factors - such as unemployment, consumer spending, or business investment - had dramatically improved since 2002. In our view, the market rally seemed largely based on a combination of several factors: relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought riskier asset classes - such as stocks - that offered potentially higher returns.

CONTRIBUTORS TO PERFORMANCE

The fund benefited most from its stock selection in three main sectors: utilities & communications, energy, and leisure.

In the utilities & communication sector, the fund got its biggest boost from AT&T Wireless Services. The company's stock benefited from generally improving fundamentals in the wireless markets; from better-than-expected increases in its average revenue per unit; and from a "churn rate" - the rate at which a company loses customers to competitors - that slowed more than many analysts had expected. TXU Corp. also provided strong positive returns to the portfolio.

In the energy sector, we benefited from our stock selection and from a slightly overweight position relative to the benchmark. The sector in general did well thanks to improving market fundamentals and a rise in natural gas prices. Apache Corp. was our top performing energy stock.

We were also able to generate strong positive returns from a number of stocks in the leisure sector, most notably from Comcast Corp., which posted solid revenue and subscriber growth numbers throughout much of the period.

DETRACTORS FROM PERFORMANCE

The main sectors that detracted from the performance of the fund were health care and retailing. Both sectors provided overall negative returns to the portfolio and we held overweight positions in these sectors relative to the fund's index.

In health care, drug company Schering Plough's stock declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs. Stock prices for insurance giant Cigna declined sharply in the last half of 2002. In the third quarter, its shares fell after it announced a $1.1 billion pre-tax charge as declines and volatility in the equity markets increased the company's exposure to future death claims on certain variable annuity contracts. In the fourth quarter, Cigna cut its 2003 earnings estimates. Baxter stock fell early in 2003 after the company announced that its profits would be well below expectations. The company attributed the shortfall partly to increased competition in the blood plasma market.

Among retailers, Sears stock performed poorly early in the period, but rebounded in recent months after the company announced it would be selling its credit card portfolio. Kroger provided a similar story. Its stock also posted negative returns early in the period, but recovered in the second quarter of 2003 after reporting earnings that were well ahead of Wall Street estimates. While these stocks provided overall negative returns to the portfolio over the one-year period, we believe their recent recoveries show that they will be good long-term investments for the portfolio.

    Respectfully,

/s/ Kenneth J. Enright

    Kenneth J. Enright
    Portfolio Manager

The portfolio is actively managed, and current holdings may be different.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 7/31/2003
--------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

                          MFS Strategic Value     Russell 1000
                             Fund - Class A        Value Index
                -----------------------------------------------
                3/98           $ 9,425             $10,000
                7/98            10,056               9,867
                7/99            14,124              11,346
                7/00            15,559              10,779
                7/01            18,974              11,722
                7/02            15,563               9,701
                7/03            17,818              10,743

TOTAL RETURNS

---------------------
Average annual
without sales charge
---------------------

                       Class
  Share class      inception date     1-yr       3-yr       5-yr       Life*
------------------------------------------------------------------------------
       A              3/17/1998        14.49%      4.62%     12.12%     12.58%
------------------------------------------------------------------------------
       B             12/29/2000        13.82%      4.07%     11.77%     12.25%
------------------------------------------------------------------------------
       C             12/29/2000        13.73%      4.05%     11.75%     12.24%
------------------------------------------------------------------------------
       I              3/17/1998        14.83%      4.96%     12.29%     12.70%
------------------------------------------------------------------------------
       R             12/31/2002        14.49%      4.62%     12.12%     12.58%
------------------------------------------------------------------------------
      529A           7/31/2002         14.13%      4.51%     12.05%     12.52%
------------------------------------------------------------------------------
      529B           7/31/2002         13.46%      4.31%     11.92%     12.40%
------------------------------------------------------------------------------
      529C           7/31/2002         13.46%      4.31%     11.92%     12.40%
------------------------------------------------------------------------------

Comparative Benchmarks

-----------------
Average annual
-----------------

------------------------------------------------------------------------------
Average multicap value fund+           10.98%      0.68%      2.63%      1.59%
------------------------------------------------------------------------------
Russell 1000 Value Index#              10.75%     -0.11%      1.72%      1.35%
------------------------------------------------------------------------------

------------------
Average annual
with sales charge
------------------

  Share class                         1-yr       3-yr       5-yr       Life*
------------------------------------------------------------------------------
       A                                7.91%      2.58%     10.80%     11.35%
------------------------------------------------------------------------------
       B                                9.82%      3.14%     11.51%     12.14%
------------------------------------------------------------------------------
       C                               12.73%      4.05%     11.75%     12.24%
------------------------------------------------------------------------------
      529A                              7.57%      2.47%     10.73%     11.29%
------------------------------------------------------------------------------
      529B                              9.46%      3.38%     11.66%     12.28%
------------------------------------------------------------------------------
      529C                             12.46%      4.31%     11.92%     12.40%
------------------------------------------------------------------------------

I and R class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

----------------------
    Cumulative
without sales charge
----------------------

------------------------------------------------------------------------------
       A                               14.49%     14.52%     77.18%     89.05%
------------------------------------------------------------------------------
       B                               13.82%     12.73%     74.40%     86.09%
------------------------------------------------------------------------------
       C                               13.73%     12.64%     74.27%     85.94%
------------------------------------------------------------------------------
       I                               14.83%     15.61%     78.52%     90.12%
------------------------------------------------------------------------------
       R                               14.49%     14.52%     77.18%     89.05%
------------------------------------------------------------------------------
      529A                             14.13%     14.16%     76.63%     88.46%
------------------------------------------------------------------------------
      529B                             13.46%     13.49%     75.59%     87.35%
------------------------------------------------------------------------------
      529C                             13.46%     13.49%     75.59%     87.35%
------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2003. Index information is from
  April 1, 1998.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL 1000 VALUE INDEX: - Measures the performance of large-cap U.S. value stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 7/31/2003
-------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It's divided by broad-based asset classes.

Stocks - 97.4%
-------------------------------------------------------------------------------
ISSUER                                                 SHARES         $ VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 96.4%
-------------------------------------------------------------------------------
Banks & Credit Companies - 10.3%
-------------------------------------------------------------------------------
Citigroup, Inc.                                       524,460     $23,495,808
-------------------------------------------------------------------------------
FleetBoston Financial Corp.                           528,900      16,443,501
-------------------------------------------------------------------------------
Freddie Mac                                           152,450       7,447,183
-------------------------------------------------------------------------------
J. P. Morgan Chase & Co.                              308,200      10,802,410
-------------------------------------------------------------------------------
Mellon Financial Corp.                                758,940      22,957,935
-------------------------------------------------------------------------------
                                                                  $81,146,837
-------------------------------------------------------------------------------
Broadcast & Cable TV - 3.0%
-------------------------------------------------------------------------------
AOL Time Warner, Inc.*                                304,800      $4,703,064
-------------------------------------------------------------------------------
Comcast Corp."Special A"*                             655,500      19,206,150
-------------------------------------------------------------------------------
                                                                  $23,909,214
-------------------------------------------------------------------------------
Brokerage & Asset Managers - 2.5%
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             366,930     $19,949,984
-------------------------------------------------------------------------------
Chemicals - 0.6%
-------------------------------------------------------------------------------
Lyondell Chemical Co.                                 313,600      $4,694,592
-------------------------------------------------------------------------------
Computer Software - 2.7%
-------------------------------------------------------------------------------
Microsoft Corp.                                       622,400     $16,431,360
-------------------------------------------------------------------------------
Network Associates, Inc.*                             457,890       5,174,157
-------------------------------------------------------------------------------
                                                                  $21,605,517
-------------------------------------------------------------------------------
Consumer Goods & Services - 1.7%
-------------------------------------------------------------------------------
Kimberly-Clark Corp.                                  276,000     $13,358,400
-------------------------------------------------------------------------------
Containers - 2.8%
-------------------------------------------------------------------------------
Owens Illinois, Inc.*                               1,134,900     $12,971,907
-------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                        600,700       8,992,479
-------------------------------------------------------------------------------
                                                                  $21,964,386
-------------------------------------------------------------------------------
Electrical Equipment - 3.1%
-------------------------------------------------------------------------------
General Electric Co.                                  353,500     $10,053,540
-------------------------------------------------------------------------------
Tyco International Ltd.                               790,800      14,708,880
-------------------------------------------------------------------------------
                                                                  $24,762,420
-------------------------------------------------------------------------------
Electronics - 1.1%
-------------------------------------------------------------------------------
Novellus Systems, Inc.*                               231,800      $8,300,758
-------------------------------------------------------------------------------
Energy - Independent - 1.7%
-------------------------------------------------------------------------------
Devon Energy Corp.                                    278,485     $13,191,834
-------------------------------------------------------------------------------
Energy - Integrated - 2.3%
-------------------------------------------------------------------------------
ConocoPhillips                                        135,000      $7,065,900
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                            337,790      11,042,355
-------------------------------------------------------------------------------
                                                                  $18,108,255
-------------------------------------------------------------------------------
Entertainment - 3.2%
-------------------------------------------------------------------------------
Viacom, Inc., "B"*                                    582,500     $25,350,400
-------------------------------------------------------------------------------
Food & Drug Stores - 2.5%
-------------------------------------------------------------------------------
Kroger Co.*                                         1,152,400     $19,533,180
-------------------------------------------------------------------------------
Forest & Paper Products - 1.2%
-------------------------------------------------------------------------------
Bowater, Inc.                                         247,490      $9,533,315
-------------------------------------------------------------------------------
Gaming & Lodging - 1.4%
-------------------------------------------------------------------------------
Hilton Hotels Corp.                                   370,200      $5,404,920
-------------------------------------------------------------------------------
Starwood Hotels & Resorts Co.                         183,600       5,985,360
-------------------------------------------------------------------------------
                                                                  $11,390,280
-------------------------------------------------------------------------------
General Merchandise - 4.7%
-------------------------------------------------------------------------------
Sears, Roebuck & Co.                                  916,191     $37,288,974
-------------------------------------------------------------------------------
Insurance - 7.3%
-------------------------------------------------------------------------------
Allstate Corp.                                        481,640     $18,316,769
-------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.               366,410      19,122,938
-------------------------------------------------------------------------------
Nationwide Financial Services, Inc., "A"              152,170       4,709,662
-------------------------------------------------------------------------------
Travelers Property Casualty Corp., "A"                927,700      15,028,740
-------------------------------------------------------------------------------
                                                                  $57,178,109
-------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.9%
-------------------------------------------------------------------------------
Tenet Healthcare Corp.*                               487,700      $6,720,506
-------------------------------------------------------------------------------
Medical Equipment - 1.7%
-------------------------------------------------------------------------------
Baxter International, Inc.                            473,100     $13,062,291
-------------------------------------------------------------------------------
Metals & Mining - 1.9%
-------------------------------------------------------------------------------
Alcoa, Inc.                                           538,250     $14,947,202
-------------------------------------------------------------------------------
Oil Services - 8.6%
-------------------------------------------------------------------------------
BJ Services Co.*                                      259,050      $8,872,463
-------------------------------------------------------------------------------
Cooper Cameron Corp.*                                 218,900      10,465,609
-------------------------------------------------------------------------------
GlobalSantaFe Corp.                                   779,700      17,348,325
-------------------------------------------------------------------------------
Noble Corp.*                                          595,490      19,573,756
-------------------------------------------------------------------------------
Schlumberger Ltd.                                     252,100      11,362,147
-------------------------------------------------------------------------------
                                                                  $67,622,300
-------------------------------------------------------------------------------
Pharmaceuticals - 8.5%
-------------------------------------------------------------------------------
Eli Lilly & Co.                                       198,700     $13,082,408
-------------------------------------------------------------------------------
Merck & Co., Inc.                                     214,950      11,882,436
-------------------------------------------------------------------------------
Pfizer, Inc.                                          636,900      21,246,984
-------------------------------------------------------------------------------
Schering Plough Corp.                               1,226,950      20,833,611
-------------------------------------------------------------------------------
                                                                  $67,045,439
-------------------------------------------------------------------------------
Restaurants - 1.2%
-------------------------------------------------------------------------------
McDonald's Corp.                                      402,600      $9,263,826
-------------------------------------------------------------------------------
Specialty Chemicals - 1.0%
-------------------------------------------------------------------------------
Praxair, Inc.                                         121,360      $7,847,138
-------------------------------------------------------------------------------
Specialty Stores - 2.0%
-------------------------------------------------------------------------------
Home Depot, Inc.                                      277,710      $8,664,552
-------------------------------------------------------------------------------
The Limited, Inc.                                     433,600       7,245,456
-------------------------------------------------------------------------------
                                                                  $15,910,008
-------------------------------------------------------------------------------
Telecommunications - Wireline - 0.7%
-------------------------------------------------------------------------------
Advanced Fibre Communications, Inc.*                  307,440      $5,186,513
-------------------------------------------------------------------------------
Telephone Services - 5.7%
-------------------------------------------------------------------------------
AT&T Corp.                                            566,336     $12,040,303
-------------------------------------------------------------------------------
SBC Communications, Inc.                              311,000       7,264,960
-------------------------------------------------------------------------------
Verizon Communications, Inc.                          731,215      25,490,155
-------------------------------------------------------------------------------
                                                                  $44,795,418
-------------------------------------------------------------------------------
Utilities - Electric Power - 6.2%
-------------------------------------------------------------------------------
Calpine Corp.*                                      2,709,150     $15,469,246
-------------------------------------------------------------------------------
Duke Energy Corp.                                     355,700       6,242,535
-------------------------------------------------------------------------------
NiSource, Inc.                                        598,800      11,556,840
-------------------------------------------------------------------------------
TXU Corp.                                             756,000      15,248,520
-------------------------------------------------------------------------------
                                                                  $48,517,141
-------------------------------------------------------------------------------
Wireless Communications - 5.9%
-------------------------------------------------------------------------------
AT&T Wireless Services, Inc.*                       3,390,052     $28,917,144
-------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                        325,750      17,385,277
-------------------------------------------------------------------------------
                                                                  $46,302,421
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $758,486,658
-------------------------------------------------------------------------------

Foreign Stocks - 1.0%
-------------------------------------------------------------------------------
United Kingdom - 1.0%
-------------------------------------------------------------------------------
BP Amoco PLC, ADR (Energy-Integrated)                 186,000      $7,728,300
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $712,552,930)                     $766,214,958
-------------------------------------------------------------------------------

Short-Term Obligations - 2.1%
-------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
ISSUER                                        (000 Omitted)            $ VALUE
-------------------------------------------------------------------------------
General Electric Co. due 8/01/03                       $4,111      $4,111,000
-------------------------------------------------------------------------------
New Center Asset Trust due 8/01/03                     11,962      11,962,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $16,073,000
-------------------------------------------------------------------------------

Repurchase Agreement - 0.9%
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., dated 7/31/03,
due 8/01/03, total to be received $6,925,206
(secured by various U.S. Treasury & Federal
Agency Obligations in a jointly traded
account), at cost                                      $6,925      $6,925,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $735,550,930)                $789,212,958
-------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.4)%                            (2,865,698)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $786,347,260
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 7/31/03
ASSETS

Investments, at value (identified cost, $735,550,930)            $789,212,958
-----------------------------------------------------------------------------------------------------
Cash                                                                      166
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                     5,846,975
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                       249,836
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                   1,229,925
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $796,539,860
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for fund shares reacquired                                 $6,965,067
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                   2,927,828
-----------------------------------------------------------------------------------------------------
Payable to affiliates

-----------------------------------------------------------------------------------------------------
  Management fee                                                       16,100
-----------------------------------------------------------------------------------------------------
  Shareholders servicing agent fee                                      2,378
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                         14,736
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                      378
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                266,113
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $10,192,600
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $786,347,260
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                  $837,616,724
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                       53,666,703
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (105,303,756)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                       367,589
-----------------------------------------------------------------------------------------------------
Total                                                                                    $786,347,260
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  61,942,722
-----------------------------------------------------------------------------------------------------

Class A shares

  Net assets                                                     $364,466,413
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               28,465,963
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $12.80
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$12.80)                                                  $13.58
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class B shares

  Net assets                                                     $305,966,706
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               24,287,576
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.60
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $106,169,127
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                8,429,858
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.59
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                       $6,997,469
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  544,360
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.85
-----------------------------------------------------------------------------------------------------

Class R shares

  Net assets                                                       $2,377,537
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  185,758
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.80
-----------------------------------------------------------------------------------------------------

Class 529A shares

  Net assets                                                         $195,538
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   15,320
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $12.76
-----------------------------------------------------------------------------------------------------
  Offering price per share (100 / 94.25 X 12.76)                                               $13.54
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                          $70,642
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                    5,623
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.56
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                         $103,828
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                    8,264
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.56
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 7/31/03

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                        $11,721,633
-----------------------------------------------------------------------------------------------------
  Interest                                                             187,386
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                               (18,898)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $11,890,121
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                    $4,807,505
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                13,682
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                      666,265
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                               956,657
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             2,684,194
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               908,438
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R)                                 1,994
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                                295
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                                327
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                                439
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                         211
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                          82
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                         110
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                    57,235
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                        242,998
-----------------------------------------------------------------------------------------------------
  Printing                                                              86,892
-----------------------------------------------------------------------------------------------------
  Postage                                                              110,260
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         30,006
-----------------------------------------------------------------------------------------------------
  Legal fees                                                            10,044
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        946,218
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $11,523,852
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (9,708)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $11,514,144
-----------------------------------------------------------------------------------------------------
Net investment income                                                                        $375,977
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                         $(70,901,410)
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                         (7,857)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                                                    $(70,909,267)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                                            $157,153,916
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                                   9,846
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                              $157,163,762
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                          $86,254,495
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                    $86,630,472
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 7/31                                               2003                   2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income (loss)                                         $375,977               $(501,837)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                             (70,909,267)            (34,297,473)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                              157,163,762            (103,257,314)
----------------------------------------------------------       ------------           -------------
Increase (decrease) in net assets from operations                 $86,630,472           $(138,056,624)
----------------------------------------------------------       ------------           -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-----------------------------------------------------------------------------------------------------
  Class A                                                                 $--                 $(8,361)
-----------------------------------------------------------------------------------------------------
  Class I                                                                  --                    (600)
-----------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign
currency transactions
-----------------------------------------------------------------------------------------------------
  Class A                                                                  --                (111,034)
-----------------------------------------------------------------------------------------------------
  Class B                                                                  --                (147,614)
-----------------------------------------------------------------------------------------------------
  Class C                                                                  --                 (48,365)
-----------------------------------------------------------------------------------------------------
  Class I                                                                  --                  (4,234)
----------------------------------------------------------       ------------           -------------
(320,208)9Net increase in net assets from fund share
transactions                                                      $80,196,942            $579,846,438
----------------------------------------------------------       ------------           -------------
Total increase in net assets                                     $166,827,414            $441,469,606

NET ASSETS

At beginning of period                                           $619,519,846            $178,050,240
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed net
investment income of $367,589 and accumulated distributions
in excess of net investment income of $531, respectively)        $786,347,260            $619,519,846
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEARS ENDED 7/31

CLASS A                                                   2003              2002              2001          2000          1999

Net asset value, beginning of year                      $11.18            $13.64            $12.25        $14.25        $10.66
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                               $0.05             $0.04             $0.04         $0.07         $0.05
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                        1.57             (2.49)             2.57          0.97          4.08
--------------------------------------------------     -------           -------           -------       -------       -------
Total from investment operations                         $1.62            $(2.45)            $2.61         $1.04         $4.13
--------------------------------------------------     -------           -------           -------       -------       -------

LESS DISTRIBUTIONS

  From net investment income                               $--            $(0.00)+          $(0.06)       $(0.09)       $(0.04)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                             --             (0.01)            (1.16)        (2.52)        (0.50)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                         --                --                --         (0.43)           --
--------------------------------------------------     -------           -------           -------       -------       -------
Total distributions                                        $--            $(0.01)           $(1.22)       $(3.04)       $(0.54)
--------------------------------------------------     -------           -------           -------       -------       -------
Net asset value, end of year                            $12.80            $11.18            $13.64        $12.25        $14.25
--------------------------------------------------     -------           -------           -------       -------       -------
Total return (%)                                         14.49            (17.98)            21.95         10.16         40.45
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S)

Expenses##                                                1.45              1.46              1.50          1.26          1.27
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                     0.41              0.29              0.39          0.62          0.45
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                          65                78                63           142           131
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)             $364,466          $244,996           $64,619          $105          $809
------------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, which ended on March 28, 2002, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than
    0.40% of average daily net assets. Prior to December 1, 2000, the reimbursement fee was 1.25%. In addition, prior to
    December 1, 2000, the investment adviser and the distributor voluntarily waived their fees. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment income (loss)                               $--             $0.04            $(0.01)       $(0.39)       $(0.26)
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                  --              1.42              2.00          5.13          3.93
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                --              0.33             (0.11)        (3.25)        (2.21)
------------------------------------------------------------------------------------------------------------------------------

 + Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 7/31
                                                                                                  PERIOD ENDED
CLASS B                                                           2003              2002              7/31/01*
Net asset value, beginning of period                            $11.07            $13.60                $13.33
--------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss(S)                                        $(0.03)           $(0.05)               $(0.02)
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                            1.56             (2.47)                 0.29
-----------------------------------------------------------    -------           -------                ------
Total from investment operations                                 $1.53            $(2.52)                $0.27
-----------------------------------------------------------    -------           -------                ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net realized gain on investments and foreign
  currency transactions                                            $--            $(0.01)                  $--
-----------------------------------------------------------    -------           -------                ------
Net asset value, end of period                                  $12.60            $11.07                $13.60
-----------------------------------------------------------    -------           -------                ------
Total return (%)                                                 13.82            (18.55)                 2.03++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S)
Expenses##                                                        2.08              2.11                  2.15+
--------------------------------------------------------------------------------------------------------------
Net investment loss                                              (0.22)            (0.37)                (0.25)+
--------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  65                78                    63
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                     $305,967          $271,674               $82,823
--------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, which ended on March 28, 2002, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment income                                              $--            $(0.04)               $(0.05)
--------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                          --              2.07                  2.63+
--------------------------------------------------------------------------------------------------------------
Net investment loss                                                 --             (0.33)                (0.73)+
--------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class B shares, December 29, 2000, through July 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 7/31
                                                                                                  PERIOD ENDED
CLASS C                                                           2003              2002              7/31/01*
Net asset value, beginning of period                            $11.07            $13.59                $13.33
--------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                        $(0.03)           $(0.05)               $(0.02)
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                            1.55             (2.46)                 0.28
-----------------------------------------------------------    -------           -------                ------
Total from investment operations                                 $1.52            $(2.51)                $0.26
-----------------------------------------------------------    -------           -------                ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net realized gain on investments and foreign
  currency transactions                                            $--            $(0.01)                  $--
-----------------------------------------------------------    -------           -------                ------
Net asset value, end of period                                  $12.59            $11.07                $13.59
-----------------------------------------------------------    -------           -------                ------
Total return (%)                                                 13.73            (18.49)                 1.95++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S)
Expenses##                                                        2.08              2.11                  2.15+
--------------------------------------------------------------------------------------------------------------
Net investment loss                                              (0.23)            (0.37)                (0.26)+
--------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  65                78                    63
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                     $106,169           $90,726               $25,399
--------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, which ended on March 28, 2002, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment income                                              $--            $(0.04)               $(0.05)
--------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                          --              2.07                  2.63+
--------------------------------------------------------------------------------------------------------------
Net investment loss                                                 --             (0.33)                (0.74)+
--------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class C shares, December 29, 2000, through July 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 7/31

CLASS I                                              2003               2002              2001            2000            1999

Net asset value, beginning of period               $11.19             $13.61            $12.19          $14.23          $10.65
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                          $0.09              $0.09             $0.10           $0.07           $0.05
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency                1.57              (2.50)             2.54            0.93            4.07
---------------------------------------------     -------            -------           -------         -------         -------
Total from investment operations                    $1.66             $(2.41)            $2.64           $1.00           $4.12
---------------------------------------------     -------            -------           -------         -------         -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDER

  From net investment income                          $--             $(0.00)+          $(0.06)         $(0.09)         $(0.04)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                        --              (0.01)            (1.16)          (2.52)          (0.50)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --                 --                --           (0.43)             --
---------------------------------------------     -------            -------           -------         -------         -------
Total distributions declared to
shareholders                                          $--             $(0.01)           $(1.22)         $(3.04)         $(0.54)
---------------------------------------------     -------            -------           -------         -------         -------
Net asset value, end of period                     $12.85             $11.19            $13.61          $12.19          $14.23
---------------------------------------------     -------            -------           -------         -------         -------
Total return (%)                                    14.83             (17.72)            22.36            9.89           40.52
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                           1.06               1.11              1.15            1.26            1.27
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                0.77               0.66              0.75            0.59            0.45
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     65                 78                63             142             131
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                      $6,997            $12,109            $5,209          $1,063          $1,226
------------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, which ended on March 28, 2002, to pay all of the fund's operating expenses, exclusive of the management fees.
    In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to December 1, 2000, the reimbursement fee was 1.25%. In addition, prior to December 1, 2000 the investment adviser voluntarily waived its fees. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment income (loss)                          $--              $0.09             $0.03          $(0.36)         $(0.24)
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                             --               1.07              1.65            4.78            3.58
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           --               0.70              0.25           (2.93)          (1.86)
------------------------------------------------------------------------------------------------------------------------------

 + Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FOR PERIOD ENDED 7/31

CLASS R                                                           2003*

Net asset value, beginning of period                             $11.17
-----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                          $(0.01)
-----------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                 1.64
--------------------------------------------------------------   ------
Total from investment operations                                  $1.63
--------------------------------------------------------------   ------

LESS DISTRIBUTIONS

  From net investment income                                        $--
-----------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                              --
-----------------------------------------------------------------------
  In excess of net realized gain on investments and foreign
  currency transactions                                              --
--------------------------------------------------------------   ------
Total distributions declared to shareholders                        $--
--------------------------------------------------------------   ------
Net asset value, end of period                                   $12.80
--------------------------------------------------------------   ------
Total return (%)                                                  14.59++
-----------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                         1.91+
-----------------------------------------------------------------------
Net investment income                                             (0.13)+
-----------------------------------------------------------------------
Portfolio turnover                                                   65
-----------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $2,378
-----------------------------------------------------------------------
  * For the period from the inception of Class R shares, December 31, 2002, through July 31, 2003.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FOR YEAR ENDED 7/31

CLASS 529A                                                        2003*

Net asset value, beginning of period                             $11.18
-----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                           $0.01
-----------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                 1.57
--------------------------------------------------------------   ------
Total from investment operations                                  $1.58
--------------------------------------------------------------   ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                        $--
-----------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                              --
-----------------------------------------------------------------------
  In excess of net realized gain on investments and foreign
  currency transactions                                              --
--------------------------------------------------------------   ------
Total distributions declared to shareholders                        $--
--------------------------------------------------------------   ------
Net asset value, end of period                                   $12.76
--------------------------------------------------------------   ------
Total return (%)                                                  14.13
-----------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                         1.77
-----------------------------------------------------------------------
Net investment income                                              0.10
-----------------------------------------------------------------------
Portfolio turnover                                                   65
-----------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $196
-----------------------------------------------------------------------
 * For the period from the inception of Class 529A shares, July 31, 2002, through July 31, 2003.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FOR YEAR ENDED 7/31

CLASS 529B                                                        2003*

Net asset value, beginning of period                             $11.07
-----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                          $(0.06)
-----------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                 1.55
--------------------------------------------------------------   ------
Total from investment operations                                  $1.49
--------------------------------------------------------------   ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                        $--
-----------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                              --
-----------------------------------------------------------------------
  In excess of net investment gain on investments and foreign
  currency transactions                                              --
--------------------------------------------------------------   ------
Total distributions declared to shareholders                        $--
--------------------------------------------------------------   ------
Net asset value, end of period                                   $12.56
--------------------------------------------------------------   ------
Total return (%)(+)                                               13.46
-----------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                         2.41
-----------------------------------------------------------------------
Net investment income                                             (0.55)
-----------------------------------------------------------------------
Portfolio turnover                                                   65
-----------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $71
-----------------------------------------------------------------------
 * For the period from the inception of Class 529B shares, July 31, 2002, through July 31, 2003.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FOR YEAR ENDED 7/31

CLASS 529C                                                        2003*

Net asset value, beginning of period                             $11.07
-----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                          $(0.06)
-----------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                 1.55
--------------------------------------------------------------   ------
Total from investment operations                                  $1.49
--------------------------------------------------------------   ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                        $--
-----------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                              --
-----------------------------------------------------------------------
  In excess of net investment gain on investments and foreign
  currency transactions                                              --
--------------------------------------------------------------   ------
Total distributions declared to shareholders                        $--
--------------------------------------------------------------   ------
Net asset value, end of period                                   $12.56
--------------------------------------------------------------   ------
Total return (%)                                                  13.46
-----------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                         2.42
-----------------------------------------------------------------------
Net investment income                                             (0.53)
-----------------------------------------------------------------------
Portfolio turnover                                                   65
-----------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $104
-----------------------------------------------------------------------
 * For the period from the inception of Class 529C shares, July 31, 2002, through July 31, 2003.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Strategic Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended July 31, 2003 and July 31, 2002 was as follows:

                                                       7/31/03         7/31/02
Distributions declared from:
  Ordinary income                                          $--        $308,144
--------------------------------------------------------------------------------
  Long-term capital gain                                    --          12,064
--------------------------------------------------------------------------------
Total distributions declared                               $--        $320,208
--------------------------------------------------------------------------------

During the year ended July 31, 2003, accumulated undistributed net investment income decreased by $7,857, accumulated net realized loss on investments and foreign currency transactions increased by $7,855, and paid-in capital increased by $2 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of July 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

       Undistributed ordinary income                       $367,589
       ---------------------------------------------------------------
       Capital loss carryforward                        (53,340,341)
       ---------------------------------------------------------------
       Unrealized appreciation                           26,634,396
       ---------------------------------------------------------------
       Other temporary differences                      (24,931,108)
       ---------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2010, ($3,521,246) and July 31, 2011 ($49,819,095).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

       First $2 billion                                   0.0175%
       ----------------------------------------------------------
       Next $2.5 billion                                  0.0130%
       ----------------------------------------------------------
       Next $2.5 billion                                  0.0005%
       ----------------------------------------------------------
       In excess of $7 billion                            0.0000%
       ----------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $157,549 and $901 for the year ended July 31, 2003, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                  CLASS A CLASS B CLASS C CLASS R  CLASS 529A  CLASS 529B  CLASS 529C

Distribution Fee    0.10%   0.75%   0.75%   0.25%       0.25%       0.75%       0.75%
------------------------------------------------------------------------------------
Service Fee         0.25%   0.25%   0.25%   0.25%       0.25%       0.25%       0.25%
------------------------------------------------------------------------------------
Total
Distribution Plan   0.35%   1.00%   1.00%   0.50%       0.50%       1.00%       1.00%
------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended July 31, 2003, amounted to:

                  CLASS A CLASS B CLASS C CLASS R  CLASS 529A  CLASS 529B  CLASS 529C

Service Fee
Retained by MFD    $5,570    $632    $625     $--         $--         $--         $--
-------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended July 31, 2003, were as follows:

                  CLASS A CLASS B CLASS C CLASS R  CLASS 529A  CLASS 529B  CLASS 529C
Total
Distribution Plan   0.35%   1.00%   1.00%   0.50%       0.35%       1.00%       1.00%
-------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the
Trust may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2003, were as follows:

                           CLASS A    CLASS B  CLASS 529B     CLASS C    CLASS 529C

Contingent Deferred
Sales Charges Imposed       $3,554   $696,396         $--     $26,329           $--
-----------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.10% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $483,433,670 and $409,252,702, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                                 $762,583,237
        ------------------------------------------------------------
        Gross unrealized appreciation                   $84,016,145
        ------------------------------------------------------------
        Gross unrealized depreciation                   (57,386,424)
        ------------------------------------------------------------
        Net unrealized appreciation                     $26,629,721
        ------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            Year ended 7/31/03                    Year ended 7/31/02
                                        SHARES             AMOUNT             SHARES             AMOUNT

CLASS A SHARES

Shares sold                             41,360,371        $469,403,057        25,758,279        $345,808,780
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  371               3,737             7,786             103,780
------------------------------------------------------------------------------------------------------------
Shares reacquired                      (34,810,122)       (390,644,599)       (8,587,574)       (111,072,995)
---------------------------------------------------------------------------------------------------------------
Net increase                             6,550,620         $78,762,195        17,178,491        $234,839,565
------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                              7,870,968         $89,468,395        25,850,641        $340,320,053
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  297               3,309            10,529             137,832
------------------------------------------------------------------------------------------------------------
Shares reacquired                       (8,125,653)        (88,580,618)       (7,411,247)        (90,024,631)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (254,388)           $891,086        18,449,923        $250,433,254
------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                              3,000,399         $34,301,103         8,357,178        $109,813,043
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  166               1,834             2,916              38,603
------------------------------------------------------------------------------------------------------------
Shares reacquired                       (2,768,177)        (30,457,484)       (2,031,018)        (25,239,817)
------------------------------------------------------------------------------------------------------------
Net increase                               232,388          $3,845,453         6,329,076         $84,611,829
------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                172,224          $1,948,457           926,612         $12,833,712
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   --                  --               192               2,554
------------------------------------------------------------------------------------------------------------
Shares reacquired                         (710,346)         (7,780,593)         (227,098)         (2,890,076)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (538,122)        $(5,832,136)          699,706          $9,946,190
------------------------------------------------------------------------------------------------------------

CLASS R SHARES*

Shares sold                                365,807          $4,371,276                --                 $--
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   --                  --                --                  --
------------------------------------------------------------------------------------------------------------
Shares reacquired                         (180,049)         (2,153,205)               --                  --
------------------------------------------------------------------------------------------------------------
Net increase                               185,758          $2,218,071                --                 $--
------------------------------------------------------------------------------------------------------------

CLASS 529A SHARES**

Shares sold                                 15,495            $174,712               470              $5,200
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   --                  --                --                  --
------------------------------------------------------------------------------------------------------------
Shares reacquired                             (645)             (7,306)               --                  --
------------------------------------------------------------------------------------------------------------
Net increase                                14,850            $167,406               470              $5,200
------------------------------------------------------------------------------------------------------------

CLASS 529B SHARES**

Shares sold                                  5,171             $57,680               474              $5,200
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   --                  --                --                  --
------------------------------------------------------------------------------------------------------------
Shares reacquired                              (22)               (241)               --                  --
------------------------------------------------------------------------------------------------------------
Net increase                                 5,149             $57,439               474              $5,200
------------------------------------------------------------------------------------------------------------

CLASS 529C SHARES**

Shares sold                                  7,810             $87,651               474              $5,200
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   --                  --                --                  --
------------------------------------------------------------------------------------------------------------
Shares reacquired                              (20)               (223)               --                  --
------------------------------------------------------------------------------------------------------------
Net increase                                 7,790             $87,428               474              $5,200
------------------------------------------------------------------------------------------------------------
*  For the period of inception of class R shares, December 31, 2002, through July 31, 2003.
** For the period of inception of class 529A, 529B, and 529C shares, July 31, 2002.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended July 31, 2003, was $5,595. The fund had no borrowings during the year.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust X and Shareholders of MFS Strategic Value
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Value Fund (the Fund), including the portfolio of investments, as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Value Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                ERNST & YOUNG LLP

Boston, Massachusetts
September 5, 2003

-------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES(2) (born 06/02/55)                      ABBY M. O'NEILL (born 04/27/28)
Chairman                                                  Trustee
Massachusetts Financial Services Company, Chairman        Private investor; Rockefeller Financial Services, Inc.
                                                          (investment advisers), Chairman and Chief Executive
JOHN W. BALLEN(2) (born 09/12/59)                         Officer
Trustee and President
Massachusetts Financial Services Company, Chief           LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                            Trustee
                                                          Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                   WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, President,      Trustee
Chief Investment Officer, and Director                    Private investor; Harvard University Graduate School of
                                                          Business Administration, Class of 1961 Adjunct
INDEPENDENT TRUSTEES                                      Professor in Entrepreneurship Emeritus; CBL &
                                                          Associates Properties, Inc. (real estate investment
LAWRENCE H. COHN, M.D. (born 03/11/37)                    trust), Director
Trustee
Brigham and Women's Hospital, Chief of Cardiac Surgery;   J. DALE SHERRATT (born 09/23/38)
Harvard Medical School, Professor of Surgery              Trustee
                                                          Insight Resources, Inc. (acquisition planning
WILLIAM R. GUTOW (born 09/27/41)                          specialists), President; Wellfleet Investments
Trustee                                                   (investor in health care companies), Managing General
Private investor and real estate consultant; Capitol      Partner (since 1993); Cambridge Nutraceuticals
Entertainment Management Company (video franchise),       (professional nutritional products), Chief Executive
Vice Chairman                                             Officer (until May 2001)

J. ATWOOD IVES (born 05/01/36)                            ELAINE R. SMITH (born 04/25/46)
Trustee                                                   Trustee
Private investor; KeySpan Corporation (energy related     Independent health care industry consultant
services), Director; Eastern Enterprises (diversified
services company), Chairman, Trustee and Chief            WARD SMITH (born 09/13/30)
Executive Officer (until November 2003)                   Trustee
                                                          Private investor


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued

OFFICERS
JEFFREY L. SHAMES (born 06/02/55)                         ROBERT R. FLAHERTY (born 09/18/63)
Chairman                                                  Assistant Treasurer
Massachusetts Financial Services Company, Chairman        Massachusetts Financial Services Company, Vice
                                                          President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JOHN W. BALLEN (born 09/12/59)
Trustee and President                                     RICHARD M. HISEY (born 08/29/58)
Massachusetts Financial Services Company, Chief           Treasurer
Executive Officer and Director                            Massachusetts Financial Services Company, Senior Vice
                                                          President (since July 2002); The Bank of New York,
                                                          Senior Vice President (September 2000 to July 2002);
JAMES R. BORDEWICK, JR. (born 03/06/59)                   Lexington Global Asset Managers, Inc., Executive Vice
Assistant Secretary and Assistant Clerk                   President and Chief Financial Officer, (prior to
Massachusetts Financial Services Company, Senior Vice     September 2000); Lexington Funds, Treasurer (prior to
President and Associate General Counsel                   September 2000)

                                                          ELLEN MOYNIHAN (born 11/13/57)
STEPHEN E. CAVAN (born 11/06/53)                          Assistant Treasurer
Secretary and Clerk                                       Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Senior Vice     President
President, General Counsel and Secretary
                                                          JAMES O. YOST (born 06/12/60)
                                                          Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53)                      Massachusetts Financial Services Company, Senior Vice
Assistant Treasurer                                       President
Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers Harriman &
Co., Senior Vice President (November 2002 to April
2003); ING Groep N.V./Aeltus Investment Management,
Senior Vice President (prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                        CUSTODIAN
Massachusetts Financial Services Company                  State Street Bank and Trust Company
500 Boylston Street, Boston, MA                           225 Franklin Street, Boston, MA
02116-3741                                                02110

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGER
Kenneth J. Enright(1)

(1) MFS Investment Management

--------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
--------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information          Phone number            Hours, Eastern Time
-------------------------------------------------------------------------------
General information          1-800-225-2606          8 a.m. to 8 p.m., any
                                                     business day
-------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576          9 a.m. to 5 p.m., any
                                                     business day
-------------------------------------------------------------------------------
Shares prices, account       1-800-MFS-TALK
balances                     (1-800-637-8255)
exchanges or stock and       touch-tone required     24 hours a day, 365 days
bond outlooks                                        a year
-------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                       SVF-ANN-9/03 123.1M

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JULY 31, 2003


[graphic omitted]

                             MFS(R) EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) EUROPEAN EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Chairman              LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chairman       Hemenway & Barnes (attorneys), Partner

JOHN W. BALLEN* (born 09/12/59) Trustee and              WILLIAM J. POORVU (born 04/10/35) Trustee
President                                                Private investor; Harvard University Graduate
Massachusetts Financial Services Company,                School of Business Administration, Class of 1961
Chief Executive Officer and Director                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
KEVIN R. PARKE* (born 12/14/59) Trustee                  investment trust), Director
Massachusetts Financial Services Company,
President, Chief Investment Officer and Director         J. DALE SHERRATT (born 09/23/38) Trustee
                                                         Insight Resources, Inc. (acquisition planning
INDEPENDENT TRUSTEES                                     specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001)

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 9/12/59) Trustee and                President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer, General Manager, Mutual Funds (prior to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street                                      For share prices, account balances, exchanges or
Boston, MA 02110                                         stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
AUDITORS                                                 touch-tone telephone.
Deloitte & Touche LLP
200 Berkeley Street                                      WORLD WIDE WEB
Boston, MA 02116                                         www.mfs.com

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section or by visiting the SEC's website at http://www.sec.gov.


+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

MANAGEMENT REVIEW

Dear Shareholders,
For the 12 months ended July 31, 2003, Class A shares of the fund provided a total return of 7.77% and Class I shares provided a total return of 7.86%. These returns include the reinvestment of any dividends and capital gains and exclude the effects of any sales charges. These compare to a return of 9.30% over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index. During the same period, the average European region fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.53%.

CONTRIBUTORS TO PERFORMANCE
Our holdings in the retailing and in the utilities & communication sectors provided the greatest contribution to the fund's performance relative to its benchmark.

Key contributors among retailers included UK-based do-it-yourself home improvement chain Kingfisher and clothing retailer Next.

Among utilities & communication companies, fixed-line operators KPN of the Netherlands and Telefonica of Spain were our top-performing stocks. Iberdrola, a leading Spanish energy provider, was also among the portfolio's top contributors in the utilities & communications sector.

DETRACTORS FROM PERFORMANCE
Stocks in the technology and health care sectors were most detrimental to the portfolio's overall positive performance. Among technology companies, Tandberg and Wavecom were key negative contributors. In health care, the company had positions in Jomed and Aventis and the stocks of both companies performed poorly during the period. These four holdings were subsequently sold from the portfolio. The auto & housing sector was another negative contributor to the portfolio's performance.

    Respectfully,
/s/ David Antonelli

    David Antonelli
    Director of Global Equity Research

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, the fund offers only Class A and I shares, which are available for purchase on a limited basis in the Commonwealth of Massachusetts and the State of New York.

The following information illustrates the historical performance of the fund's Class A shares in comparison to its benchmarks. Performance results reflect the maximum applicable sales charge and the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

                                  MFS
                               European
                             Equity Fund -          MSCI
                               Class A          Europe Index

                8/99           $ 9,425            $10,000
                7/00            12,549             11,252
                7/01            10,457              9,009
                7/02             9,259              7,395
                7/03             9,978              8,083

INDEX DEFINITION:

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX -- Measures the performance of stocks in European developed markets.

TOTAL RATES OF RETURN THROUGH JULY 31, 2003
CLASS A
                                                  1 Year    3 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                    +7.77%    -20.49%       +5.87%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                    +7.77%    - 7.36%       +1.44%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge**                                  +1.57%    - 9.17%       -0.05%
--------------------------------------------------------------------------------

CLASS I
                                                  1 Year    3 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)         +7.86%    -20.07%       +7.25%
--------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)     +7.86%    - 7.20%       +1.77%
--------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                                  1 Year    3 Years        Life*
--------------------------------------------------------------------------------
Average European region fund+                     +6.53%    -12.04%       -3.29%
--------------------------------------------------------------------------------
MSCI Europe Index#                                +9.30%    -10.44%       -5.18%
--------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2003. Index information is from August 1, 1999.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the period shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - July 31, 2003

Stocks - 90.8%
--------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES                VALUE
--------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 90.1%
  Austria - 1.6%
    Bank Austria Creditanstalt (Banks & Credit Cos.)*                                     1,000           $   31,955
    Erste Bank der Oesterreichischen Sparkassen AG (Banks & Credit Cos.)                  1,174              102,722
                                                                                                          ----------
                                                                                                          $  134,677
--------------------------------------------------------------------------------------------------------------------
  Belgium - 2.3%
    Fortis (Banks & Credit Cos.)                                                         10,840           $  197,365
--------------------------------------------------------------------------------------------------------------------
  Denmark - 1.3%
    Danske Bank (Banks & Credit Cos.)                                                     6,210           $  113,593
--------------------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Fortum Oyj (Energy - Independent)                                                     3,000           $   23,082
--------------------------------------------------------------------------------------------------------------------
  France - 13.0%
    Carrefour S.A. (Stores)                                                               1,005           $   46,552
    France Telecom S.A. (Telephone Services)                                             10,660              281,253
    Generale de Sante (Medical & Health Technology Services)                                455                4,860
    L'Air Liquide S.A. (Chemicals)                                                          935              145,872
    Sanofi-Synthelabo S.A. (Pharmaceuticals)                                              3,310              186,261
    Societe Television Francaise 1 (Broadcast & Cable TV)                                 1,264               40,022
    Suez S.A. (Water)                                                                     5,400               86,006
    Total S.A. (Energy - Independent)                                                     2,128              315,025
                                                                                                          ----------
                                                                                                          $1,105,851
--------------------------------------------------------------------------------------------------------------------
  Germany - 7.6%
    Bayerische Motoren Werke AG (Automotive)                                              4,160           $  161,015
    Celanese AG (Chemicals)                                                               3,023               84,173
    Continental AG (Tire & Rubber)                                                        1,047               25,096
    Deutsche Boerse AG (Printing & Publishing)                                            1,300               68,613
    Fresenius Medical Care AG (Medical & Health Technology Services)                        845               31,111
    Linde AG (Specialty Chemicals)                                                        2,130               90,505
    Porsche AG (Automotive)                                                                 255              104,255
    Schering AG (Pharmaceuticals)                                                           813               34,061
    Stada Arzneimittel AG (Medical Equipment)                                               915               53,339
                                                                                                          ----------
                                                                                                          $  652,168
--------------------------------------------------------------------------------------------------------------------
  Greece - 1.2%
    Coca-Cola Hellenic Bottling Co. S.A. (Food & Non Alcoholic Beverages)                   570           $   10,154
    Cosmote Mobile Communications S.A. (Telephone Services)                               5,690               65,188
    Public Power Corp. (Utilities - Electric Power)                                       1,400               28,619
                                                                                                          ----------
                                                                                                          $  103,961
--------------------------------------------------------------------------------------------------------------------
  Hungary - 0.2%
    OTP Bank, GDR (Banks & Credit Cos.)*                                                    900           $   17,082
--------------------------------------------------------------------------------------------------------------------
  Ireland - 3.6%
    Anglo Irish Bank Corp. PLC (Banks & Credit Cos.)*                                    10,134           $   92,864
    Bank of Ireland (Banks & Credit Cos.)                                                 9,945              115,612
    Depfa Bank PLC (Banks & Credit Cos.)                                                    790               62,264
    Irish Life & Permanent PLC (Financial Institutions)                                   3,590               39,516
                                                                                                          ----------
                                                                                                          $  310,256
--------------------------------------------------------------------------------------------------------------------
  Netherlands - 5.8%
    Euronext N.V. (Business Services)                                                     4,560           $  114,370
    Fugro N.V. (Oil Services)*                                                              583               26,881
    Koninklijke KPN N.V. (Utilities - Telephone)                                         13,020               89,060
    Koninklijke Philips Electronics N.V. (Electronics)                                    6,595              138,743
    VNU N.V. (Printing & Publishing)*                                                     3,944              127,271
                                                                                                          ----------
                                                                                                          $  496,325
--------------------------------------------------------------------------------------------------------------------
  Norway - 1.0%
    Gjensidige NOR ASA (Banks & Credit Cos.)                                              2,430           $   87,723
--------------------------------------------------------------------------------------------------------------------
  Spain - 4.5%
    Altadis S.A. (Tobacco)                                                                2,320           $   57,641
    Compania de Distribucion Integral Logista, S.A. (Printing & Publishing)               2,415               55,661
    Enagas (Natural Gas - Pipeline)                                                       2,000               17,050
    Iberdrola S.A. (Utilities - Electric Power)                                           4,190               71,582
    Telefonica S.A. (Telecommunications - Wireline)                                      15,462              180,442
                                                                                                          ----------
                                                                                                          $  382,376
--------------------------------------------------------------------------------------------------------------------
  Sweden - 1.8%
    Alfa Laval (Special Products & Services)                                              5,350           $   54,679
    Autoliv, Inc. (Automotive)                                                              600               17,228
    Hennes & Mauritz AB (Specialty Stores)                                                1,960               41,733
    Swedish Match AB (Tobacco)                                                            5,900               40,559
                                                                                                          ----------
                                                                                                          $  154,199
--------------------------------------------------------------------------------------------------------------------
  Switzerland - 15.6%
    Credit Suisse Group (Banks & Credit Cos.)                                             3,620           $  113,722
    Givaudan S.A. (Consumer Goods & Services)                                               198               80,869
    Nestle S.A. (Food & Non Alcoholic Beverages)                                            904              180,333
    Novartis AG (Pharmaceuticals)                                                         8,375              322,854
    Roche Holdings AG (Pharmaceuticals)                                                   1,940              161,720
    Straumann Holdings AG (Medical Equipment)                                               475               42,276
    Syngenta AG (Chemicals)                                                               1,980              108,907
    Synthes-Stratec, Inc. (Medical Equipment)                                               113               81,034
    UBS AG (Banks & Credit Cos.)                                                          4,153              243,094
                                                                                                          ----------
                                                                                                          $1,334,809
--------------------------------------------------------------------------------------------------------------------
  United Kingdom - 30.3%
    AstraZeneca PLC (Pharmaceuticals)                                                     7,680           $  306,865
    Aviva PLC (Insurance)*                                                               17,470              145,062
    BG Group PLC (Steel)                                                                 26,860              117,135
    BHP Billiton PLC (Metals & Mining)                                                   11,100               66,313
    BP Amoco PLC (Energy - Integrated)*                                                  29,631              203,126
    British Sky Broadcasting Group PLC (Broadcast & Cable TV)                             8,020               90,921
    Diageo PLC (Alcoholic Beverages)*                                                    12,195              124,712
    Granada PLC (Gaming & Lodging)*                                                      15,510               24,959
    Intertek Testing Servicing PLC (Special Products & Services)                          8,970               66,103
    Johnson Service Group PLC (Apparel Manufacturers)                                     7,190               37,950
    Johnston Press PLC (Printing & Publishing)                                           10,351               70,791
    Kingfisher PLC (Specialty Stores)*                                                   19,038               85,934
    Legal & General Group PLC (Insurance)*                                               91,440              148,249
    NEXT PLC (General Merchandise)                                                        6,833              124,856
    Reckitt Benckiser PLC (Consumer Goods & Services)*                                    7,810              143,776
    Reed Elsevier PLC (Printing & Publishing)                                            14,625              112,672
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                              11,254              318,191
    Securicor PLC (Business Services)                                                     6,710                8,152
    Vodafone Group PLC (Utilities - Telephone)*                                         176,790              335,699
    Yell Group PLC (Printing & Publishing)*                                              11,530               53,528
                                                                                                          ----------
                                                                                                          $2,584,994
--------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                      $7,698,461
--------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.7%
  Business Services - 0.7%
    Manpower, Inc.                                                                        1,545           $   58,865
--------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,742,106)                                                                $7,757,326
--------------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.8%
--------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 07/31/03 due 08/01/03, total to be received $494,015 (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded account), at Cost                           $  494           $  494,000
--------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $8,236,106)                                                           $8,251,326

Other Assets, Less Liabilities - 3.4%                                                                        287,503
--------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                       $8,538,829
--------------------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-------------------------------------------------------------------------------
JULY 31, 2003
-------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                    $8,236,106
  Unrealized appreciation                                                15,220
                                                                     ----------
    Total investments, at value                                      $8,251,326
  Cash                                                                      773
  Foreign currency, at value (identified cost, $702)                        703
  Receivable for investments sold                                        41,564
  Receivable for fund shares sold                                       300,000
  Dividends and interest receivable                                       1,619
  Other assets                                                              309
                                                                     ----------
      Total assets                                                   $8,596,294
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $   55,092
  Payable for fund shares reacquired                                      2,139
  Payable to affiliates -
    Management fee                                                          175
    Reimbursement fee                                                        59
                                                                     ----------
      Total liabilities                                              $   57,465
                                                                     ----------
Net assets                                                           $8,538,829
                                                                     ----------
Net assets consist of:
  Paid-in capital                                                    $8,798,160
  Unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies                          15,152
  Accumulated net realized loss on investments and foreign
   currency transactions                                               (291,158)
  Accumulated undistributed net investment income                        16,675
                                                                     ----------
      Total                                                          $8,538,829
                                                                     ----------
Shares of beneficial interest outstanding:
  Class A                                                                 2,333
  Class I                                                             1,060,207
                                                                     ----------
      Total shares of beneficial interest outstanding                 1,062,540
                                                                     ----------
Net assets:
  Class A                                                            $   18,633
  Class I                                                             8,520,196
                                                                     ----------
      Total net assets                                               $8,538,829
                                                                     ----------
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)           $7.99
                                                                       -----
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                         $8.48
                                                                       -----

Class I shares:
  Net asset value, offering price, and redemption price
   per share (net assets / shares of beneficial interest
   outstanding)                                                        $8.04
                                                                       -----

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JULY 31, 2003
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                         $  30,646
    Interest                                                                780
    Foreign taxes withheld                                               (3,536)
                                                                      ---------
      Total investment income                                         $  27,890
                                                                      ---------
  Expenses -
    Management fee                                                    $  11,799
    Shareholder servicing agent fee                                       1,674
    Administrative fee                                                      181
    Auditing fees                                                        32,476
    Printing                                                             20,837
    Custodian fee                                                        17,744
    Registration fees                                                     3,515
    Legal fees                                                            1,530
    Postage                                                                 105
    Miscellaneous                                                         7,580
                                                                      ---------
      Total expenses                                                  $  97,441
    Fees paid indirectly                                                   (140)
    Reduction of expenses by investment adviser                         (81,569)
                                                                      ---------
      Net expenses                                                    $  15,732
                                                                      ---------
        Net investment income                                         $  12,158
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $(137,624)
    Foreign currency transactions                                         4,721
                                                                      ---------
        Net realized loss on investments and foreign currency
          transactions                                                $(132,903)
                                                                      ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $  62,792
    Translation of assets and liabilities in foreign currencies            (123)
                                                                      ---------
        Net unrealized gain on investments and foreign currency
          translation                                                 $  62,669
                                                                      ---------
          Net realized and unrealized loss on investments and
            foreign currency                                          $ (70,234)
                                                                      ---------
            Decrease in net assets from operations                    $ (58,076)
                                                                      ---------

See notes to financial statements.

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                      2003           2002
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                               $   12,158      $   6,782
  Net realized loss on investments and foreign
    currency transactions                               (132,903)       (76,982)
  Net unrealized gain (loss) on investments and
    foreign currency translation                          62,669        (34,614)
                                                      ----------      ---------
      Decrease in net assets from operations          $  (58,076)     $(104,814)
                                                      ----------      ---------
Distributions declared to shareholders -
  From net investment income (Class A)                $   (4,382)     $  (2,842)
  From net investment income (Class I)                    (2,996)          (294)
                                                      ----------      ---------
      Total distributions declared to
        shareholders                                  $   (7,378)     $  (3,136)
                                                      ----------      ---------
Net increase in net assets from fund share
  transactions                                        $7,665,815      $ 456,351
                                                      ----------      ---------
        Total increase in net assets                  $7,600,361      $ 348,401

Net assets:
  At beginning of period                                 938,468        590,067
                                                      ----------      ---------
  At end of period                                    $8,538,829      $ 938,468
                                                      ----------      ---------
    Accumulated undistributed net investment income
      included in net assets at end of period         $   16,675      $   7,174
                                                      ----------      ---------

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the period of the fund's operation. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

---------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JULY 31,
                                                           ------------------------------------------          PERIOD ENDED
CLASS A                                                      2003              2002              2001        JULY 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout the period):
Net asset value - beginning of period                      $ 7.48            $ 8.49            $13.21                $10.00
                                                           ------            ------            ------                ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.13            $ 0.06            $ 0.06                $ 0.10
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         0.44             (1.03)            (2.04)                 3.20
                                                           ------            ------            ------                ------
      Total from investment operations                     $ 0.57            $(0.97)           $(1.98)               $ 3.30
                                                           ------            ------            ------                ------
Less distributions declared to shareholders -
  From net investment income                               $(0.06)           $(0.04)           $(0.08)               $(0.01)
  From net realized gain on investments and foreign
    currency transactions                                    --                --               (2.64)                (0.08)
  In excess of net realized gain on investments and
    foreign currency transactions                            --                --               (0.02)                 --
                                                           ------            ------            ------                ------
      Total distributions declared to shareholders         $(0.06)           $(0.04)           $(2.74)               $(0.09)
                                                           ------            ------            ------                ------
Net asset value - end of period                            $ 7.99            $ 7.48            $ 8.49                $13.21
                                                           ------            ------            ------                ------
Total return(+)                                              7.77%           (11.45)%          (16.67)%               33.15%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.02%             1.01%             1.06%                 1.00%+
  Net investment income                                      1.63%             0.70%             0.59%                 0.82%+
Portfolio turnover                                             88%              133%              104%                  143%
Net assets at end of period (000 Omitted)                     $19              $534              $590                  $677

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution fees.
    In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
      Net investment loss                               $(0.28)             $(0.62)            $(0.77)               $(0.68)
      Ratios (to average net assets):
        Expenses##                                        6.27%               9.30%              9.30%                 7.51%+
        Net investment loss                              (3.62)%             (7.59)%            (7.65)%               (5.69)%+

  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Statements - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,
                                                       ----------------------------------------------          PERIOD ENDED
CLASS I                                                      2003              2002              2001        JULY 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout the period):
Net asset value - beginning of period                      $ 7.52            $ 8.52            $13.22                $ 9.93
                                                           ------            ------            ------                ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.02            $ 0.12            $ 0.08                $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         0.56++++         (1.08)            (2.04)                 3.31
                                                            -----             -----             -----                 -----
      Total from investment operations                     $ 0.58            $(0.96)           $(1.96)               $ 3.38
                                                           ------            ------            ------                ------
Less distributions declared to shareholders -
  From net investment income                               $(0.06)           $(0.04)           $(0.08)               $(0.01)
  From net realized gain on investments and foreign
    currency transactions                                    --                --               (2.64)                (0.08)
  In excess of net realized gain on investments and
    foreign currency transactions                            --                --               (0.02)                 --
                                                           ------            ------            ------                ------
      Total distributions declared to shareholders         $(0.06)           $(0.04)           $(2.74)               $(0.09)
                                                           ------            ------            ------                ------
Net asset value - end of period                            $ 8.04            $ 7.52            $ 8.52                $13.22
                                                           ------            ------            ------                ------
Total return                                                 7.86%           (11.30)%          (16.46)%               34.18%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.02%             1.01%             1.06%                 1.00%+
  Net investment income                                      0.44%             1.53%             0.79%                 0.58%+
Portfolio turnover                                             88%              133%              104%                  143%
Net assets at end of period (000 Omitted)                  $8,520              $405                $0+++                 $0+++

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
      Net investment loss                               $(0.27)             $(0.53)            $(0.77)               $(0.76)
      Ratios (to average net assets):
        Expenses##                                        6.27%               9.30%              9.30%                 7.51%+
        Net investment loss                              (4.81)%             (6.76)%            (7.45)%               (5.93)%+

   * For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
   + Annualized.
  ++ Not annualized.
 +++ Class I net assets were less than $500.
++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS European Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities and may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. All other securities (other than short-term obligations), in the fund's portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended July 31, 2003 and July 31, 2002 was as follows:

                                              JULY 31, 2003       JULY 31, 2002
-------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                    $7,378              $3,136
                                                     ------              ------

During the year ended July 31, 2003, accumulated undistributed net investment income increased by $4,721, accumulated net realized loss on investments and foreign currency transactions increased by $4,687, and paid-in capital decreased by $34 due to differences between book and tax accounting for currency transactions, amortization and accretion on debt securities, market discount, and capital losses. This change had no effect on the net assets or net asset value per share.

As of July 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                     $  16,730
          Capital loss carryforward                          (176,930)
          Unrealized depreciation                             (19,499)
          Post-October capital loss deferral                  (79,577)
          Other temporary differences                             (55)

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

          EXPIRATION DATE
          ---------------------------------------------------------
          July 31, 2009                                   $  (7,123)
          July 31, 2010                                     (92,040)
          July 31, 2011                                     (77,767)
                                                          ---------
              Total                                       $(176,930)
                                                          ---------

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has contractually agreed to pay all of the fund's operating expenses, exclusive of management and distribution fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. The reimbursement plan expired on August 1, 2002. MFS instituted a new plan through December 1, 2003. At July 31, 2003, aggregate unreimbursed expenses amounted to $81,569.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                         0.0175%
            Next $2.5 billion                        0.0130%
            Next $2.5 billion                        0.0005%
            In excess of $7 billion                  0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the year ended July 31, 2003 on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for Class A shares are as follows:

                                                         CLASS A
            ----------------------------------------------------
            Distribution Fee                               0.10%
            Service Fee                                    0.25%
                                                           ----
            Total Distribution Plan                        0.35%
                                                           ----

Payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee will be implemented on such a date as the Trustees of the Trust may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares of the fund for the year ended July 31, 2003.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $8,544,269 and $1,624,143, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $8,270,757
                                                                     ----------
Gross unrealized depreciation                                        $ (249,153)
Gross unrealized appreciation                                           229,722
                                                                     ----------
    Net unrealized depreciation                                      $  (19,431)
                                                                     ----------

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A Shares

                                                   YEAR ENDED JULY 31, 2003    YEAR ENDED JULY 31, 2002
                                                  -------------------------   -------------------------
                                                     SHARES          AMOUNT       SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                              38      $      292        1,729       $ 14,150
Shares issued to shareholders in reinvestment
  of distributions                                      609           4,689          349          2,840
Shares reacquired                                   (69,717)       (565,120)        (183)        (1,478)
                                                  ---------      ----------       ------       --------
    Net increase (decrease)                         (69,070)     $ (560,139)       1,895       $ 15,512
                                                  ---------      ----------       ------       --------

Class I Shares

                                                   YEAR ENDED JULY 31, 2003    YEAR ENDED JULY 31, 2002
                                                  -------------------------   -------------------------
                                                     SHARES          AMOUNT       SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                       1,033,837      $8,424,621       59,458       $483,411
Shares issued to shareholders in reinvestment
  of distributions                                      414           2,995           36            293
Shares reacquired                                   (27,848)       (201,662)      (5,710)       (42,865)
                                                  ---------      ----------       ------       --------
    Net increase                                  1,006,403      $8,225,954       53,784       $440,839
                                                  ---------      ----------       ------       --------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $6 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

                 --------------------------------------------
             This report is prepared for the general information of
         shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current
                                  prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust X and the Shareholders of MFS European Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS European Equity Fund (one of a series comprising MFS Series Trust X) (the "Trust") as of July 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two years in the period then ended and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS European Equity Fund as of July 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 11, 2003

FEDERAL TAX INFORMATION (Unaudited)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

For the year ended July 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.17%.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the year ended July 31, 2003, income from foreign sources was $30,686, and the fund designated a foreign tax credit of $3,571. Income from foreign sources may be limited due to the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV and related tax information enclosures.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

MFS(R) EUROPEAN EQUITY FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741



(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             INCXb-ANN-9/03 360

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JULY 31, 2003


[graphic omitted]

                             MFS(R) GLOBAL VALUE FUND
                             (FORMERLY MFS(R) GLOBAL CONSERVATIVE EQUITY FUND)

                             MFS(R) INTERNATIONAL CORE EQUITY FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) GLOBAL VALUE FUND
MFS(R) INTERNATIONAL CORE EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer and Director         School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham(1)                                      business day from 9 a.m. to 5 p.m. Eastern time.
Barnaby Wiener(1)                                        (To use this service, your phone must be equipped
Marcus L. Smith(1)                                       with a Telecommunications Device for the Deaf).

CUSTODIANS                                               For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
225 Franklin Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02110                                         touch-tone telephone.

JP Morgan Chase Bank                                     WORLD WIDE WEB
One Chase Manhattan Plaza                                www.mfs.com
New York, NY 10081

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com, or by visiting the SEC's website at http://www.sec.gov.

(1) MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

MANAGEMENT REVIEW

MFS GLOBAL VALUE FUND

Dear Shareholders,
For the 12 months ended July 31, 2003, Class A shares of the fund provided a total return of 6.94%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares with a 9.32% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index (the MSCI World Index). The MSCI World Index measures the performance of stock markets in the developed world (including the United States). During the same period, the average global fund tracked by Lipper Inc., returned 8.34%.

MARKET ENVIRONMENT
Over the 12-month period, the international equity market, as represented by the MSCI EAFE (Europe, Australasia, Far East) Index, posted a 6.76% return, underperforming the broad U.S. stock market, as represented by the S&P 500 Stock Index, which returned 10.64%. Outside the United States, markets in many emerging economies rebounded strongly over the period, while the markets in many developed nations lagged. However, within the MSCI World Index and the fund's portfolio, almost all sectors experienced positive returns for the period.

DETRACTORS FROM PERFORMANCE
Technology, health care, and retailing were the fund's weakest-performing sectors over the period. Our underweighting in technology stocks relative to the benchmark was the largest detractor from fund performance, as technology stocks were among the market's better performers for the period. Aventis in the health care sector, Sears Roebuck in retailing, AT&T in utilities and telecommunications, and Shiseido in consumer staples were individual holdings that also held back results. The latter three stocks were sold out of the portfolio by period-end.

CONTRIBUTORS TO PERFORMANCE
Over the period, the fund's strongest-contributing sectors included industrial goods and services, financial services, and utilities and communications. In industrial goods and services, the fund benefited from strong stock selection and a slight underweight in the sector, compared with the benchmark. Industrial stocks that helped performance included Deere & Co. and Caterpillar. Stock selection in financial services also contributed to relative performance, led by our holdings in Citigroup and QBE Insurance. In utilities and communications, the fund benefited from being slightly overweight in the sector, relative to the MSCI World Index. Iberdrola and Snam Rete Gas were our strongest contributors from this sector.

    Respectfully,

/s/ Steven R. Gorham                           /s/ Barnaby Weiner

    Steven R. Gorham                               Barnaby Weiner
    Portfolio Manager                              Portfolio Manager

MFS INTERNATIONAL CORE EQUITY FUND

Dear Shareholders,
For the 12 months ended July 31, 2003, Class A shares of the fund provided a total return of 11.81%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares with a return over the same period of 6.76% for the fund's benchmark, the MSCI EAFE Index. During the same period, the average international fund tracked by Lipper Inc. returned 4.36%.

MARKET ENVIRONMENT
Over the 12-month period, the overall international equity market, as represented by the MSCI EAFE Index, posted a 6.76% return, underperforming the U.S. stock market, as represented by the S&P 500 Stock Index, which returned 10.64%. Outside the United States, markets in many emerging economies rebounded strongly over the period, while the markets in many developed nations lagged. Within the MSCI EAFE Index and the fund's portfolio, almost all sectors experienced positive returns for the period.

POSITIONING THE PORTFOLIO
Sector and region weights are a function of where we found investment opportunities. The largest increases in sector weightings during the period were in utilities & communications and retailing. The largest decreases in sector weightings were in financial services, consumer staples, and basic materials. During the period, we increased our holdings in Japan, the Pacific, and Latin America, while reducing our holdings in Great Britain and Europe.

PERFORMANCE CONTRIBUTORS
While the fund's strongest-performing sectors during the 12-month period were utilities & communications and technology, we saw strong performance across many different industries and regions.

Among the fund's utilities & communications holdings, Iberdrola, which is Spain's second-largest electric utility, was a key contributor. Canon, the Japanese office equipment and imaging company, was our strongest-performing technology holding.

Global media and entertainment giant News Corporation and Netherlands-based market research and business information publisher VNU N.V. also contributed to performance during the period.

DETRACTORS FROM PERFORMANCE
Consumer staples and basic materials were the portfolio's weakest-performing sectors over the period. Our overweighted positions in firms such as French pharmaceutical maker Aventis, German industrial and medical gas producer Linde, Canadian print and graphics firm Quebecor World and Japanese credit card issuer Credit Saison had the greatest negative impact on performance. Linde, Quebecor, and Credit Saison have all been sold out of the portfolio.

    Respectfully,

/s/ Marcus L. Smith

    Marcus L. Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance does not guarantee future results.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to their benchmarks. Performance results reflect the maximum applicable sales charge and the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS GLOBAL VALUE FUND(1)(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2003. Index information is from January 1, 2001.)

                                  MFS
                                Global
                              Value Fund -          MSCI
                                Class A          World Index

               12/00            $9,425            $10,000
                7/01             8,709              8,846
                7/02             7,815              6,988
                7/03             8,358              7,639

TOTAL RATES OF RETURN THROUGH JULY 31, 2003
CLASS A
                                                            1 Year        Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +6.94%      -11.32%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +6.94%      - 4.54%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**        +0.79%      - 6.70%
-------------------------------------------------------------------------------
COMPARATIVE BENCHMARKS(+)
                                                            1 Year        Life*
-------------------------------------------------------------------------------
Average global fund+                                        +8.34%      - 9.80%
-------------------------------------------------------------------------------
MSCI World Index#                                           +9.32%      - 9.90%
-------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2003. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc., an independent firm that reports mutual fund performance.
  # Source: Standard & Poor's Micropal, Inc.

MFS INTERNATIONAL CORE EQUITY FUND(1)(2)(3)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2003.
Index information is from January 1, 2001.)

                              International
                               Core Equity          MSCI
                             Fund - Class A      EAFE Index

                12/00           $9,425            $10,000
                7/01             8,445              8,405
                7/02             7,726              7,004
                7/03             8,638              7,478

TOTAL RATES OF RETURN THROUGH JULY 31, 2003
CLASS A
                                                             1 Year       Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +11.81%     - 8.35%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +11.81%     - 3.31%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**        + 5.38%     - 5.50%
-------------------------------------------------------------------------------
COMPARATIVE BENCHMARKS(+)
                                                             1 Year       Life*
-------------------------------------------------------------------------------
Average international fund+                                 + 4.36%     -11.61%
-------------------------------------------------------------------------------
MSCI EAFE Index#                                            + 6.76%     -10.64%
-------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2003. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc., an independent firm that reports mutual fund performance.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(3) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

These risks may increase share price volatility. Please see the prospectus for more information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - July 31, 2003

MFS GLOBAL VALUE FUND

Stocks - 99.4%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 53.7%
  Aerospace - 0.8%
    Northrop Grumman Corp.                                                                 120           $   11,069
-------------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 11.8%
    American Express Co.                                                                   100           $    4,417
    Bank of America Corp.                                                                  285               23,532
    Bank One Corp.                                                                         140                5,538
    Citigroup, Inc.                                                                        705               31,584
    Federal National Mortgage Assn.                                                        343               21,966
    FleetBoston Financial Corp.                                                            630               19,587
    Mellon Financial Corp.                                                                 650               19,662
    National City Corp.                                                                    210                6,920
    SunTrust Banks, Inc.                                                                   270               16,443
    Wachovia Corp.                                                                         165                7,209
                                                                                                         ----------
                                                                                                         $  156,858
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 1.1%
    AOL Time Warner, Inc.*                                                                 340           $    5,246
    Cox Communications, Inc.*                                                              300                9,537
                                                                                                         ----------
                                                                                                         $   14,783
-------------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 2.5%
    Goldman Sachs Group, Inc.                                                              240           $   20,914
    Merrill Lynch & Co., Inc.                                                              235               12,777
                                                                                                         ----------
                                                                                                         $   33,691
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 2.7%
    Air Products & Chemicals, Inc.                                                         315           $   14,641
    Dow Chemical Co.                                                                       320               11,296
    PPG Industries, Inc.                                                                   185               10,447
                                                                                                         ----------
                                                                                                         $   36,384
-------------------------------------------------------------------------------------------------------------------
  Computer Software - 0.7%
    Microsoft Corp.                                                                        345           $    9,108
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.3%
    IBM Corp.                                                                               50           $    4,062
-------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.9%
    Kimberly-Clark Corp.                                                                   345           $   16,698
    Procter & Gamble Co.                                                                   100                8,787
                                                                                                         ----------
                                                                                                         $   25,485
-------------------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Smurfit-Stone Container Corp.*                                                         200           $    2,994
-------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.7%
    Emerson Electric Co.                                                                   175           $    9,397
-------------------------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    Intel Corp.                                                                            170           $    4,241
    Texas Instruments, Inc.                                                                200                3,774
                                                                                                         ----------
                                                                                                         $    8,015
-------------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 2.5%
    ChevronTexaco Corp.                                                                     80           $    5,768
    ConocoPhillips, Inc.                                                                   185                9,683
    Exxon Mobil Corp.                                                                      405               14,410
    Unocal Corp.                                                                           120                3,515
                                                                                                         ----------
                                                                                                         $   33,376
-------------------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Viacom, Inc., "B"*                                                                     220           $    9,574
-------------------------------------------------------------------------------------------------------------------
  Food & Drug Stores - 1.2%
    Kroger Co.*                                                                            420           $    7,119
    Safeway, Inc.*                                                                         400                8,540
                                                                                                         ----------
                                                                                                         $   15,659
-------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 3.8%
    Archer-Daniels-Midland Co.                                                           1,050           $   13,797
    H.J. Heinz Co.                                                                         220                7,493
    Kellogg Co.                                                                            585               20,083
    PepsiCo, Inc.                                                                          140                6,450
    Tyson Foods, Inc.                                                                      250                2,833
                                                                                                         ----------
                                                                                                         $   50,656
-------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.5%
    International Paper Co.                                                                175           $    6,846
-------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.4%
    Starwood Hotels & Resorts Co.                                                          170           $    5,542
-------------------------------------------------------------------------------------------------------------------
  Insurance - 3.9%
    Allstate Corp.                                                                         225           $    8,557
    Chubb Corp.                                                                             80                5,184
    Hartford Financial Services Group, Inc.                                                170                8,872
    MetLife, Inc.                                                                          430               11,919
    St. Paul Cos., Inc.                                                                    210                7,386
    Travelers Property Casualty Corp., "A"                                                 600                9,720
                                                                                                         ----------
                                                                                                         $   51,638
-------------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 1.9%
    Caterpillar, Inc.                                                                       80           $    5,398
    Deere & Co.                                                                            390               19,804
                                                                                                         ----------
                                                                                                         $   25,202
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 0.4%
    Guidant Corp.                                                                          100           $    4,722
-------------------------------------------------------------------------------------------------------------------
  Metals & Mining - 0.4%
    Alcoa, Inc.                                                                            210           $    5,832
-------------------------------------------------------------------------------------------------------------------
  Natural Gas - Distribution - 0.3%
    KeySpan Corp.                                                                          100           $    3,375
-------------------------------------------------------------------------------------------------------------------
  Oil Services - 1.5%
    Baker Hughes, Inc.                                                                     160           $    5,026
    Noble Corp.*                                                                           210                6,903
    Schlumberger Ltd.                                                                      180                8,112
                                                                                                         ----------
                                                                                                         $   20,041
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 4.2%
    Abbott Laboratories, Inc.                                                              255           $   10,009
    Johnson & Johnson Co.                                                                  220               11,394
    Pfizer, Inc.                                                                           590               19,682
    Schering-Plough Corp.                                                                  860               14,603
                                                                                                         ----------
                                                                                                         $   55,688
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.7%
    Gannett Co., Inc.                                                                      150           $   11,525
    Tribune Co.                                                                            220               10,388
                                                                                                         ----------
                                                                                                         $   21,913
-------------------------------------------------------------------------------------------------------------------
  Railroad & Shipping - 0.7%
    Union Pacific Corp.                                                                    155           $    9,446
-------------------------------------------------------------------------------------------------------------------
  Specialty Chemicals - 0.3%
    Praxair, Inc.                                                                           66           $    4,268
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.4%
    Motorola, Inc.                                                                         610           $    5,514
-------------------------------------------------------------------------------------------------------------------
  Telephone Services - 2.8%
    BellSouth Corp.                                                                        735           $   18,720
    SBC Communications, Inc.                                                               460               10,746
    Verizon Communications, Inc.                                                           200                6,972
                                                                                                         ----------
                                                                                                         $   36,438
-------------------------------------------------------------------------------------------------------------------
  Tobacco - 2.1%
    Altria Group, Inc.                                                                     680           $   27,207
-------------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 0.7%
    Energy East Corp.                                                                      255           $    5,281
    NSTAR Co.                                                                               90                4,026
                                                                                                         ----------
                                                                                                         $    9,307
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                        $  714,090
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 45.7%
  Australia - 1.1%
    Australia & New Zealand Banking Group Ltd. (Banks & Credit Cos.)*                      650           $    7,678
    QBE Insurance Group Ltd. (Insurance)                                                 1,166                7,222
                                                                                                         ----------
                                                                                                         $   14,900
-------------------------------------------------------------------------------------------------------------------
  Austria - 0.5%
    Erste Bank der Oesterreichischen Sparkassen AG (Banks & Credit Cos.)                    70           $    6,125
-------------------------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Canadian National Railway Co. (Railroad & Shipping)                                    110           $    5,725
    Nortel Networks Corp. (Telecommunications - Wireline)*                               1,900                5,605
                                                                                                         ----------
                                                                                                         $   11,330
-------------------------------------------------------------------------------------------------------------------
  Denmark - 1.0%
    Danske Bank A/S (Banks & Credit Cos.)                                                  695           $   12,713
-------------------------------------------------------------------------------------------------------------------
  France - 5.0%
    Aventis SA (Pharmaceuticals)                                                           140           $    7,032
    France Telecom SA (Telephone Services)                                                 330                8,707
    Sanofi-Synthelabo SA (Pharmaceuticals)                                                  95                5,346
    Suez SA (Water)                                                                        600                9,556
    Total SA, ADR (Energy - Integrated)                                                    480               35,328
                                                                                                         ----------
                                                                                                         $   65,969
-------------------------------------------------------------------------------------------------------------------
  Germany - 2.2%
    Bayerische Motoren Werke AG (Automotive)                                               270           $   10,451
    Linde AG (Specialty Chemicals)                                                         130                5,524
    Porsche AG (Automotive)                                                                 17                6,950
    Schering AG (Biotechnology)                                                            160                6,703
                                                                                                         ----------
                                                                                                         $   29,628
-------------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    Hong Kong Electric Holdings Ltd. (Utilities - Electric Power)                        1,000           $    3,911
-------------------------------------------------------------------------------------------------------------------
  Ireland - 1.5%
    Bank of Ireland PLC (Banks & Credit Cos.)                                              760           $    8,835
    Irish Life & Permanent PLC (Finance Cos. - Captive)                                    990               10,897
                                                                                                         ----------
                                                                                                         $   19,732
-------------------------------------------------------------------------------------------------------------------
  Italy - 2.5%
    Enel SpA (Energy - Independent)                                                      1,000           $    6,357
    Eni SpA (Oil Services)                                                               1,050               15,462
    Snam Rete Gas SpA (Natural Gas - Pipeline)                                           1,600                6,146
    Telecom Italia Mobile SpA (Wireless Communications)                                  1,100                5,090
                                                                                                         ----------
                                                                                                         $   33,055
-------------------------------------------------------------------------------------------------------------------
  Japan - 4.2%
    Brother Industries Ltd. (Electronics)                                                1,000           $    7,523
    Canon, Inc., ADR (Personal Computers & Peripherals)                                    200                9,802
    Credit Saison Co., Ltd. (Banks & Credit Cos.)                                          300                4,982
    Honda Motor Co., Ltd. (Automotive)                                                     300               11,584
    KDDI Corp. (Telephone Services)                                                          2                9,035
    Tokyo Broadcasting System, Inc. (Advertising & Broadcasting)                           400                4,501
    Tokyo Gas Co., Ltd. (Gas)                                                            3,000                8,819
                                                                                                         ----------
                                                                                                         $   56,246
-------------------------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    Euronext NV (Business Services)                                                        310           $    7,775
    Koninklijke Philips Electronics NV (Electronics)                                       300                6,311
    VNU NV (Printing & Publishing)                                                         177                5,712
                                                                                                         ----------
                                                                                                         $   19,798
-------------------------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Telecom Corp. of New Zealand, Ltd. (Telecommunications - Wireline)*                    839           $    2,467
-------------------------------------------------------------------------------------------------------------------
  Norway - 0.8%
    DnB Holding ASA (Banks & Credit Cos.)                                                2,200           $   11,324
-------------------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    Singapore Telecommunications Ltd. (Telephone Services)                               4,000           $    3,707
-------------------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    KT&G Corp., GDR (Tobacco)*##                                                           480           $    4,086
-------------------------------------------------------------------------------------------------------------------
  Spain - 2.6%
    Altadis SA (Tobacco)                                                                   390           $    9,690
    Iberdrola SA (Utilities - Electric Power)                                              700               11,959
    Telefonica SA (Telecommunications - Wireline)                                        1,166               13,607
                                                                                                         ----------
                                                                                                         $   35,256
-------------------------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Swedish Match AB (Tobacco)*                                                            900           $    6,187
-------------------------------------------------------------------------------------------------------------------
  Switzerland - 6.8%
    Converium Holding AG (Insurance)                                                       155           $    7,363
    Givaudan SA (Consumer Goods & Services)                                                  8                3,268
    Nestle SA (Food & Non Alcoholic Beverages)                                              92               18,353
    Novartis AG (Pharmaceuticals)                                                          550               21,202
    Syngenta AG (Chemicals)                                                                360               19,801
    Synthes-Stratec, Inc. (Medical Equipment)                                                8                5,737
    UBS AG (Banks & Credit Cos.)                                                           247               14,458
                                                                                                         ----------
                                                                                                         $   90,182
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 13.5%
    AstraZeneca Group PLC (Pharmaceuticals)                                                200           $    7,991
    BP PLC, ADR (Energy - Integrated)                                                      805               33,448
    Cadbury Schweppes PLC (Food & Non Alcoholic Beverages)                               1,100                6,673
    Diageo PLC (Alcoholic Beverages)                                                     1,722               17,610
    Imperial Tobacco Group PLC (Tobacco)                                                   440                6,925
    Johnston Press PLC (Printing & Publishing)                                             700                4,787
    Kesa Electricals PLC (Furniture & Appliances)*                                         220                  726
    Kingfisher PLC (Specialty Stores)                                                      962                4,342
    NEXT PLC (General Merchandise)                                                         300                5,482
    Reckitt Benckiser PLC (Consumer Goods & Services)                                      835               15,372
    Reed Elsevier PLC (Printing & Publishing)                                            2,360               18,182
    Rio Tinto Group PLC (Metals & Mining)                                                  520               10,794
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)                                 558               15,777
    Unilever PLC (Food & Non Alcoholic Beverages)                                        1,350               11,090
    Vodafone Group PLC (Utilities - Telephone)                                           8,550               16,235
    Willis Group Holdings Ltd. (Insurance)                                                 105                3,160
    Yell Group PLC (Printing & Publishing)*                                                320                1,486
                                                                                                         ----------
                                                                                                         $  180,080
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                     $  606,696
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,257,101)                                                               $1,320,786
-------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.1%
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline
    Motorola, Inc., 7s, 2004 (Identified Cost, $2,370)                                      50           $    1,658
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.5%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 7/31/03, due 8/01/03, total to be received $7,000 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                   $  7           $    7,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,266,471)                                                          $1,329,444

Other Assets, Less Liabilities                                                                                  215
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                      $1,329,659
-------------------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2003

MFS INTERNATIONAL CORE EQUITY FUND

Stocks - 94.8%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 94.0%
  Australia - 2.1%
    News Corp., Ltd. (Broadcast & Cable TV)                                              2,308           $   17,284
    QBE Insurance Group Ltd. (Insurance)                                                 2,117               13,113
                                                                                                         ----------
                                                                                                         $   30,397
-------------------------------------------------------------------------------------------------------------------
  Austria - 0.7%
    Erste Bank der Oesterreichischen Sparkassen AG (Banks & Credit Cos.)                   115           $   10,062
-------------------------------------------------------------------------------------------------------------------
  Bermuda - 0.8%
    Ace Ltd. (Insurance)                                                                   330           $   10,887
-------------------------------------------------------------------------------------------------------------------
  Canada - 4.5%
    Canadian National Railway Co. (Railroad & Shipping)                                    250           $   13,013
    Canadian Natural Resources Ltd. (Oil Services)                                         400               15,118
    EnCana Corp. (Natural Gas - Pipeline)                                                  450               15,540
    Talisman Energy, Inc. (Energy - Independent)                                           450               19,309
                                                                                                         ----------
                                                                                                         $   62,980
-------------------------------------------------------------------------------------------------------------------
  France - 14.3%
    Aventis S.A. (Pharmaceuticals)                                                         159           $    7,986
    Cap Gemini S.A. (Computer Software)                                                    240                9,586
    Carrefour Supermarche S.A. (Stores)                                                    460               21,308
    France Telecom S.A. (Telephone Services)                                               850               22,426
    L'Air Liquide S.A. (Chemicals)                                                         231               36,039
    Sanofi-Synthelabo S.A. (Pharmaceuticals)                                               391               22,003
    Schneider Electric S.A. (Machinery & Tools)                                            290               15,550
    Societe Television Francaise 1 (Broadcast & Cable TV)                                  417               13,203
    Total Fina Elf S.A., "B" (Energy - Independent)                                        268               39,674
    Veolia Environnement (Utilities - Electric Power)                                      750               14,237
                                                                                                         ----------
                                                                                                         $  202,012
-------------------------------------------------------------------------------------------------------------------
  Germany - 3.0%
    Bayerische Motoren Werke AG (Automotive)                                               625           $   24,191
    Depfa Bank PLC (Banks & Credit Cos.)                                                   240               18,915
                                                                                                         ----------
                                                                                                         $   43,106
-------------------------------------------------------------------------------------------------------------------
  Hong Kong - 1.6%
    Esprit Holdings Ltd. (Specialty Stores)                                              9,000           $   23,079
-------------------------------------------------------------------------------------------------------------------
  Hungary - 0.5%
    OTP Bank, ADR (Banks & Credit Cos.)*                                                   400           $    7,592
-------------------------------------------------------------------------------------------------------------------
  Italy - 1.4%
    Snam Rete Gas S.p.A. (Natural Gas - Pipeline)                                        3,100           $   11,908
    Telecom Italia Mobile S.P.A. (Wireless Communications)                               1,550                7,173
                                                                                                         ----------
                                                                                                         $   19,081
-------------------------------------------------------------------------------------------------------------------
  Japan - 15.5%
    Aeon Credit Service Co., Ltd. (Banks & Credit Cos.)                                    200           $    6,145
    Brother Industries, Ltd. (Electronics)                                               1,000                7,523
    Canon, Inc., ADR (Personal Computers & Peripherals)                                    680               33,327
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                                    2,000               22,470
    Fuji Television Network, Inc. (Broadcast & Cable TV)                                     3               11,559
    Honda Motor Co., Ltd., ADR (Automotive)                                              1,165               23,020
    Japan Telecom Holdings (Telephone Services)                                              6               18,435
    KDDI Corp. (Telephone Services)                                                          4               18,069
    Nissan Motor Co., Ltd. (Automotive)                                                    520               10,317
    Stanley Electric Co., Ltd. (Electronics)                                             1,000               16,027
    Takeda Chemical Industries, Ltd. (Pharmaceuticals)                                     500               17,853
    Tokyo Broadcasting System, Inc. (Advertising & Broadcasting)                         1,500               16,878
    Tokyo Gas Co., Ltd. (Gas)                                                            6,000               17,638
                                                                                                         ----------
                                                                                                         $  219,261
-------------------------------------------------------------------------------------------------------------------
  Mexico - 2.0%
    Corporacion GEO, S.A. de C.V., "B" (Construction)*                                   4,300           $   15,926
    TV Azteca, S.A. de C.V., ADR (Broadcast & Cable TV)                                  1,900               12,882
    Wal-Mart de Mexico S.A. de C.V. (General Merchandise)                                   57                  153
                                                                                                         ----------
                                                                                                         $   28,961
-------------------------------------------------------------------------------------------------------------------
  Netherlands - 6.6%
    Euronext N.V. (Business Services)                                                      725           $   18,184
    Reed Elsevier N.V. (Printing & Publishing)                                           3,400               37,731
    STMicroelectronics N.V. (Electronics)                                                  810               17,513
    VNU N.V. (Printing & Publishing)                                                       615               19,846
                                                                                                         ----------
                                                                                                         $   93,274
-------------------------------------------------------------------------------------------------------------------
  Norway - 0.9%
    Gjensidige NOR ASA (Banks & Credit Cos.)                                               350           $   12,635
-------------------------------------------------------------------------------------------------------------------
  Singapore - 2.6%
    DBS Group Holdings Ltd. (Banks & Credit Cos.)                                        2,000           $   12,962
    Haw Par Corp., Ltd. (Banks & Credit Cos.)                                               40                   97
    Singapore Post, Ltd. (Trucking)*                                                    10,000                4,008
    Singapore Telecommunications Ltd. (Telephone Services)                              21,000               19,460
                                                                                                         ----------
                                                                                                         $   36,527
-------------------------------------------------------------------------------------------------------------------
  South Korea - 1.3%
    Hyundai Motor Co., Ltd. (Automotive)                                                   600           $   17,891
-------------------------------------------------------------------------------------------------------------------
  Spain - 2.9%
    Iberdrola S.A. (Utilities - Electric Power)                                            925           $   15,803
    Telefonica S.A. (Telecommunications - Wireline)                                      2,152               25,114
                                                                                                         ----------
                                                                                                         $   40,917
-------------------------------------------------------------------------------------------------------------------
  Sweden - 1.6%
    Hennes & Mauritz AB (Specialty Stores)                                               1,070           $   22,783
-------------------------------------------------------------------------------------------------------------------
  Switzerland - 11.1%
    Credit Suisse Group (Banks & Credit Cos.)                                              620           $   19,477
    Nestle S.A. (Food & Non-Alcoholic Beverages)                                           119               23,738
    Novartis AG (Pharmaceuticals)                                                          925               35,659
    Straumann AG (Medical Equipment)                                                       115               10,235
    Syngenta AG (Chemicals)                                                                416               22,881
    Synthes-Stratec, Inc. (Medical Equipment)                                               38               27,251
    UBS AG (Banks & Credit Cos.)                                                           316               18,497
                                                                                                         ----------
                                                                                                         $  157,738
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 20.6%
    Astrazeneca Group PLC (Pharmaceuticals)                                                510           $   20,378
    BHP Billiton PLC (Metals & Mining)                                                   3,100               18,520
    BOC Group PLC (Specialty Chemicals)                                                  1,950               26,829
    British Sky Broadcasting Group PLC (Broadcast & Cable TV)                            1,620               18,366
    Diageo PLC (Alcoholic Beverages)                                                     2,333               23,858
    GlaxoSmithKline PLC (Pharmaceuticals)                                                  913               17,513
    Granada PLC (Broadcast & Cable TV)                                                  10,200               16,414
    Kingfisher PLC (Specialty Stores)                                                    2,041                9,213
    NEXT PLC (General Merchandise)                                                       1,050               19,186
    Reckitt Benckiser PLC (Consumer Goods & Services)                                    1,950               35,898
    Royal Bank of Scotland PLC (Banks & Credit Cos.)                                     1,018               28,782
    Unilever PLC (Food & Non Alcohol Beverage)                                           2,265               18,607
    Vodafone Group PLC (Utilities - Telephone)                                          20,401               38,738
                                                                                                         ----------
                                                                                                         $  292,302
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                     $1,331,485
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.8%
  Wireless Communications - 0.8%
    NII Holdings Inc.*                                                                     210           $   10,380
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,205,839)                                                               $1,341,865
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 4.4%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., date 7/31/03, due 8/01/03, total to be received
      $63,002 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                   $ 63           $   63,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,268,839)                                                          $1,404,865
Other Assets, Less Liabilities - 0.8%                                                                        11,255
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                      $1,416,120
-------------------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 * Non-income producing security.
## SEC Rule 144A restriction.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
---------------------------------------------------------------------------------------------------------------------
                                                                                MFS GLOBAL          MFS INTERNATIONAL
JULY 31, 2003                                                                   VALUE FUND           CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,266,471 and
    $1,268,839, respectively)                                                   $1,329,444                 $1,404,865
  Cash                                                                                 931                        392
  Receivable for investments sold                                                   11,971                     56,308
  Interest and dividends receivable                                                  2,993                      2,666
                                                                                ----------                 ----------
    Total assets                                                                $1,345,339                 $1,464,231
                                                                                ----------                 ----------
Liabilities:
  Payable to custodian                                                          $     --                   $    2,144
  Payable for investments purchased                                                 15,635                     45,918
  Payable to affiliates -
    Management fee                                                                      36                         39
    Reimbursement fee                                                                    9                         10
                                                                                ----------                 ----------
    Total liabilities                                                           $   15,680                 $   48,111
                                                                                ----------                 ----------
Net assets                                                                      $1,329,659                 $1,416,120
                                                                                ----------                 ----------
Net assets consist of:
  Paid-in capital                                                               $1,519,840                 $1,548,870
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                               63,059                    136,018
  Accumulated net realized loss on investments and foreign
    currency transactions                                                         (262,946)                  (278,047)
  Accumulated undistributed net investment income                                    9,706                      9,279
                                                                                ----------                 ----------
    Total                                                                       $1,329,659                 $1,416,120
                                                                                ----------                 ----------
Shares of beneficial interest outstanding:
  Class A                                                                          152,200                    155,523
                                                                                ----------                 ----------
Class A shares:
  Net asset value per share
   (net assets / shares of beneficial interest outstanding)                     $     8.74                 $     9.11
                                                                                ----------                 ----------
  Offering price per share (100 / 94.25 of net asset value per share)           $     9.27                 $     9.67
                                                                                ----------                 ----------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations
--------------------------------------------------------------------------------------------------------------------
                                                                                MFS GLOBAL         MFS INTERNATIONAL
YEAR ENDED JULY 31, 2003                                                        VALUE FUND          CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                     $ 31,504                   $ 27,006
    Interest                                                                           620                        730
    Foreign taxes withheld                                                          (1,761)                    (2,823)
                                                                                  --------                   --------
      Total investment income                                                     $ 30,363                   $ 24,913
                                                                                  --------                   --------
  Expenses -
    Management fee                                                                $ 12,549                   $ 12,766
    Shareholder servicing agent fee                                                  1,298                      1,322
    Distribution and service fee (Class A)                                           4,448                      4,466
    Administrative fee                                                                 123                        125
    Custodian fee                                                                    5,976                     10,284
    Printing                                                                        10,850                     13,830
    Postage                                                                           --                            4
    Auditing fees                                                                   22,497                     21,717
    Legal fees                                                                         345                      1,527
    Professional services                                                            6,600                      5,100
    Registration fees                                                                2,624                      2,635
    Miscellaneous                                                                    2,037                        153
                                                                                  --------                   --------
      Total expenses                                                              $ 69,347                   $ 73,929
    Fees paid indirectly                                                               (49)                       (57)
    Reduction of expenses by investment adviser and distributor                    (53,612)                   (57,915)
                                                                                  --------                   --------
      Net expenses                                                                $ 15,686                   $ 15,957
                                                                                  --------                   --------
        Net investment income                                                     $ 14,677                   $  8,956
                                                                                  --------                   --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $(81,355)                  $(85,577)
    Foreign currency transactions                                                       (7)                      (394)
                                                                                  --------                   --------
      Net realized loss on investments and foreign currency transactions          $(81,362)                  $(85,971)
                                                                                  --------                   --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                   $153,193                   $225,822
    Translation of assets and liabilities in foreign currencies                          5                        (18)
                                                                                  --------                   --------
      Net unrealized gain on investments and foreign currency translation         $153,198                   $225,804
                                                                                  --------                   --------
        Net realized and unrealized gain on investments and foreign currency      $ 71,836                   $139,833
                                                                                  --------                   --------
          Increase in net assets from operations                                  $ 86,513                   $148,789
                                                                                  --------                   --------

See notes to financial statements.

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED JULY 31,
                                                                             ----------------------------------------
MFS GLOBAL VALUE FUND                                                                 2003                       2002
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                         $   14,677                 $    9,809
  Net realized loss on investments and foreign currency transactions               (81,362)                  (125,120)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                    153,198                    (28,572)
                                                                                ----------                 ----------
      Increase (decrease) in net assets from operations                         $   86,513                 $ (143,883)
                                                                                ----------                 ----------
Distributions declared to shareholders from net investment income (Class A)     $  (11,820)                $   (6,751)
                                                                                ----------                 ----------
Net increase (decrease) in net assets from fund share transactions              $  (12,106)                $   31,746
                                                                                ----------                 ----------
      Total increase (decrease) in net assets                                   $   62,587                 $ (118,888)
Net assets:
  At beginning of period                                                         1,267,072                  1,385,960
                                                                                ----------                 ----------
  At end of period                                                              $1,329,659                 $1,267,072
                                                                                ----------                 ----------
Accumulated undistributed net investment income included in net assets at
  end of period                                                                 $    9,706                 $    6,856
                                                                                ----------                 ----------

See notes to financial statements.

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED JULY 31,
                                                                             ----------------------------------------
MFS INTERNATIONAL CORE EQUITY FUND                                                    2003                       2002
---------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                         $    8,956                 $    4,284
  Net realized loss on investments and foreign currency transactions               (85,971)                  (134,379)
  Net unrealized gain on investments and foreign currency translation              225,804                     13,621
                                                                                ----------                 ----------
      Increase (decrease) in net assets from operations                         $  148,789                 $ (116,474)
                                                                                ----------                 ----------
Distributions declared to shareholders from net investment income (Class A)     $   (4,939)                $   (2,835)
                                                                                ----------                 ----------
Net increase in net assets from fund share transactions                         $    3,649                 $   26,940
                                                                                ----------                 ----------
      Total increase (decrease) in net assets                                   $  147,499                 $  (92,369)
Net assets:
  At beginning of period                                                         1,268,621                  1,360,990
                                                                                ----------                 ----------
  At end of period                                                              $1,416,120                 $1,268,621
                                                                                ----------                 ----------
  Accumulated undistributed net investment income included in net assets at
    end of period                                                               $    9,279                 $    4,540
                                                                                ----------                 ----------

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
------------------------------------------------------------------------------------------------------------------------
                                                                              MFS GLOBAL VALUE FUND
------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JULY 31,
                                                          -------------------------------------             PERIOD ENDED
CLASS A                                                           2003                     2002           JULY 31, 2001*
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $ 8.25                   $ 9.24                   $10.00
                                                                ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                                      $ 0.10                   $ 0.06                   $ 0.04
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          0.47                    (1.00)                   (0.80)
                                                                ------                   ------                   ------
      Total from investment operations                          $ 0.57                   $(0.94)                  $(0.76)
                                                                ------                   ------                   ------
                                                                                                                 $
Less distributions declared to shareholders from
  net investment income                                         $(0.08)                  $(0.05)                     --
                                                                ------                   ------                   ------
Net asset value - end of period                                 $ 8.74                   $ 8.25                   $ 9.24
                                                                ------                   ------                   ------
Total return(+)                                                   6.94%                  (10.26)%                  (7.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      1.25%                    1.27%                    1.29%+
  Net investment income                                           1.17%                    0.73%                    0.66%+
Portfolio turnover                                                  72%                      87%                      75%
Net assets at end of period (000 Omitted)                       $1,330                   $1,267                   $1,386

  (S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the distributor waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                     $(0.25)                $(0.19)                $(0.11)
        Ratios (to average net assets):
          Expenses##                                              5.52%                  4.15%                  3.95%+
          Net investment loss                                    (3.10)%                (2.15)%                (2.00)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                  MFS INTERNATIONAL CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                                           ------------------------------       PERIOD ENDED
CLASS A                                                                          2003                2002     JULY 31, 2001*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $ 8.18              $ 8.96            $ 10.00
                                                                               ------              ------            -------
Income from investment operations# -
  Net investment income(S)                                                     $ 0.06              $ 0.03            $  0.04
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                        0.90               (0.79)             (1.08)
                                                                               ------              ------            -------
      Total from investment operations                                         $ 0.96              $(0.76)           $ (1.04)
                                                                               ------              ------            -------
Less distributions declared to shareholders from
  net investment income                                                        $(0.03)             $(0.02)           $   --
                                                                               ------              ------            -------
Net asset value - end of period                                                $ 9.11              $ 8.18            $  8.96
                                                                               ------              ------            -------
Total return                                                                    11.81%              (8.51)%           (10.40)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                     1.25%               1.27%              1.33%+
  Net investment income                                                          0.70%               0.32%              0.80%+
Portfolio turnover                                                                 86%                121%                72%
Net assets at end of period (000 Omitted)                                      $1,416              $1,269             $1,361

  (S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the distributor waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                                    $(0.32)             $(0.29)            $(0.14)
        Ratios (to average net assets):
          Expenses##                                                             5.79%               4.97%              4.75%+
          Net investment loss                                                   (3.84)%             (3.38)%            (2.62)%+

 * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Value Fund and MFS International Core Equity Fund are each a separate, non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in each of the funds' portfolios for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in each fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. Each fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. Each fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, passive foreign investment companies and capital losses.

The tax character of distributions declared for the years ended July 31, 2003 and July 31, 2002 was as follows:

                                                            MFS GLOBAL VALUE FUND    MFS INTERNATIONAL CORE EQUITY FUND
                                                 JULY 31, 2003      JULY 31, 2002      JULY 31, 2003      JULY 31, 2002
-----------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                      $11,820             $6,751             $4,939             $2,835
  Long-term capital gain                                    --                 --                 --                 --
                                                       -------             ------             ------             ------
  Total distributions declared                         $11,820             $6,751             $4,939             $2,835
                                                       -------             ------             ------             ------

During the year ended July 31, 2003, the following amounts were reclassified due to permanent differences between book and tax accounting for currency transactions and passive foreign investment companies. This change had no effect on the net assets or net asset value per share.

                                                                           MFS GLOBAL                MFS INTERNATIONAL
                                                                           VALUE FUND                 CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Increase (decrease):
  Paid-in capital                                                                $ --                           $ (19)
  Accumulated net realized loss on investments and foreign
  currency transactions                                                          $ 7                            $(703)
  Accumulated undistributed net investment income                                $(7)                           $ 722

As of July 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                           MFS GLOBAL                MFS INTERNATIONAL
                                                                           VALUE FUND                 CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                              $   9,706                        $  10,269
Capital loss carryforward                                                   (212,295)                        (237,642)
Unrealized appreciation                                                       56,868                          128,242
Post-October capital loss deferral                                           (44,460)                         (32,645)
Post-October currency loss deferral                                             --                               (824)
Other temporary differences                                                     --                               (150)

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on the following dates:

                                                MFS GLOBAL     MFS INTERNATIONAL
                                                VALUE FUND      CORE EQUITY FUND
--------------------------------------------------------------------------------
EXPIRATION DATE
--------------------------------------------------------------------------------
March 31, 2009                                    (51,819)              (50,530)
March 31, 2010                                    (55,395)              (64,398)
March 31, 2011                                   (105,081)             (122,714)
                                                ----------            ----------
  Total                                         $(212,295)            $(237,642)
                                                ----------            ----------

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 1.00% of each fund's average daily net assets.

Each fund has a temporary expense reimbursement agreement whereby MFS has contractually agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds each fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2003, aggregate unreimbursed expenses amounted to $102,282 for MFS Global Value Fund and $123,296 for MFS International Core Equity Fund.

Each fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trustees are currently waiving their right to receive compensation from each fund.

Administrator - Each fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                          0.0175%
                Next $2.5 billion                         0.0130%
                Next $2.5 billion                         0.0005%
                In excess of $7 billion                   0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the year ended July 31, 2003.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                              MFS GLOBAL      MFS INTERNATIONAL
                                              VALUE FUND       CORE EQUITY FUND
-------------------------------------------------------------------------------
                                                 CLASS A                CLASS A
-------------------------------------------------------------------------------
Distribution Fee                                   0.10%                  0.10%
Service Fee                                        0.25%                  0.25%
                                                   ----                   ----
Total Distribution Plan                            0.35%                  0.35%

Distribution and service fees under the Class A distribution plan are currently being waived for the MFS Global Value Fund and the MFS International Core Equity Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following the purchase. There were no contingent deferred sales charges imposed on Class A shares of each fund during the year ended July 31, 2003.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of each fund's average daily net assets.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S government securities, purchased option transactions and short-term obligations, were as follows:

                                              MFS GLOBAL      MFS INTERNATIONAL
                                              VALUE FUND       CORE EQUITY FUND
-------------------------------------------------------------------------------
Purchases
---------
Investments (non-U.S. government securities)    $915,316             $1,045,635

Sales
-----
Investments (non-U.S. government securities)    $863,839             $1,076,508

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                               MFS GLOBAL     MFS INTERNATIONAL
                                               VALUE FUND      CORE EQUITY FUND
-------------------------------------------------------------------------------
Aggregate cost                                $1,272,662            $1,276,615
                                              ----------            ----------
Gross unrealized appreciation                 $  104,876            $  169,095
Gross unrealized depreciation                    (48,094)              (40,845)
                                              ----------            ----------
    Net unrealized appreciation               $   56,782            $  128,250
                                              ----------            ----------

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

MFS Global Value Fund

Class A shares
                                                                    YEAR ENDED JULY 31,
                                                    ---------------------------------------------------
                                                               2003                       2002
                                                    -------------------------   -----------------------
                                                        SHARES         AMOUNT      SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                                  2            $20       2,829       $26,000
Shares issued to shareholders in reinvestment of
  distributions                                          1,456         11,818         768         6,750
Shares reacquired                                       (2,766)       (23,944)       (109)       (1,004)
                                                      --------       --------      ------       -------
    Net increase (decrease)                            (1,308)       $(12,106)      3,488       $31,746
                                                      --------       --------      ------       -------

MFS International Core Equity Fund

Class A shares
                                                                    YEAR ENDED JULY 31,
                                                    ---------------------------------------------------
                                                               2003                       2002
                                                    -------------------------   -----------------------
                                                        SHARES         AMOUNT      SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                                248         $2,020       2,861       $24,453
Shares issued to shareholders in reinvestment of
  distributions                                            611          4,939         331         2,835
Shares reacquired                                         (408)        (3,310)        (42)         (348)
                                                      --------       --------      ------       -------
    Net increase                                           451         $3,649       3,150       $26,940
                                                      --------       --------      ------       -------

(6) Line of Credit
Each fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to MFS Global Value Fund and MFS International Core Equity Fund for the year ended July 31, 2003, was $8 and $9, respectively. The funds had no borrowings during the year.

                 --------------------------------------------
             This report is prepared for the general information of
                      shareholders. It is authorized for
          distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS Global Value Fund and MFS International Core Equity Fund:

We have audited the accompanying statements of assets and liabilities of MFS Global Value Fund (formerly MFS Global Conservative Equity Fund) and MFS International Core Equity Fund (the Funds), including the portfolios of investments, as of July 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Value Fund and MFS International Core Equity Fund at July 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ ERNST & YOUNG LLP
Boston, Massachusetts
September 5, 2003

FEDERAL TAX INFORMATION (Unaudited)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

For the year ended July 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100% for MFS Global Value Fund and 1.39% for MFS International Core Equity Fund.

Each fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the year ended July 31, 2003, income from foreign sources for International Core Equity Fund was $26,986 and the fund designated a foreign tax credit of $2,847. Income from foreign sources may be limited due to the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV and related tax information enclosures.

Each fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

MFS(R) GLOBAL VALUE FUND

MFS(R) INTERNATIONAL CORE EQUITY FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741



(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                           INC XAA-ANN-9/03 300

MFS(R) Mutual Funds

ANNUAL REPORT 7/31/03

MFS(R) EMERGING
MARKETS DEBT FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) EMERGING MARKETS DEBT FUND

The fund seeks high current income.

TABLE OF CONTENTS
----------------------------------------------------

LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                7
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          10
----------------------------------------------------
FINANCIAL STATEMENTS                              14
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     24
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      33
----------------------------------------------------
TRUSTEES AND OFFICERS                             34
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       36
----------------------------------------------------
FEDERAL TAX INFORMATION                           37
----------------------------------------------------
CONTACT INFORMATION                               38
----------------------------------------------------
ASSET ALLOCATION                                  39

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER

Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    August 20, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

Emerging debt markets continued to experience rewarding returns. The fundamental improvements in Brazil and some other Latin countries that drove the rebound from last summer's downturn generally remain on track. The market benefited significantly from the loose global monetary conditions in the first half of 2003 as investors sought higher-yielding fixed-income opportunities. As a result, there was only modest impact to emerging markets debt when investors became more risk averse during the run-up preceding the Iraq conflict.

In our view, an element of "frothiness" was present in the market's behavior during the second quarter of 2003. Among the indicators of an "overbought" market was the increase in reported speculative money entering the asset class and the rise in correlation (e.g. similarities) among country returns during the period. These factors contributed to the markets' vulnerability, and the dramatic widening of U.S. Treasury yields beginning in late June 2003 resulted in a substantial downside correction in emerging markets debt. Emerging markets debt has since stabilized and begun to recover.

FUND POSITIONING

Following the upward move in U.S. Treasury yields and signs of stability in yield spreads in emerging markets debt, we have taken profits in some of the more defensive countries (e.g., Ukraine, Bulgaria) that performed well during the recent Treasury-induced turbulence. At the same time, we increased exposure in countries such as Brazil that had come down in value but still demonstrated stable or improving fundamentals. While the market environment may remain more volatile than in the first half of 2003, we believe the severity of the early summer widening in Treasury yields is unlikely to be repeated.

-----------------------------------------------
TOP 10 COUNTRIES
7/31/03

BRAZIL                                    21.4%
-----------------------------------------------
MEXICO                                    16.6%
-----------------------------------------------
RUSSIA                                    13.3%
-----------------------------------------------
VENEZUELA                                  4.3%
-----------------------------------------------
COLOMBIA                                   4.1%
-----------------------------------------------
ARGENTINA                                  3.7%
-----------------------------------------------
KAZAKHSTAN                                 3.6%
-----------------------------------------------
PANAMA                                     3.5%
-----------------------------------------------
QATAR                                      3.4%
-----------------------------------------------
TURKEY                                     3.3%
-----------------------------------------------

The portfolio is actively managed, and current
holdings may be different.
-----------------------------------------------

CONTRIBUTORS TO PERFORMANCE

During the turmoil of the summer 2002, the fund benefited from its underweighted exposure to various Latin countries such as Brazil, Ecuador, and Argentina. Our cautious stance towards rebuilding positions in the fourth quarter of 2002, however, particularly in Brazil, where we sought confirmation of the new governments reform commitment, hurt performance as Brazil rebounded strongly. While we re-established positions, including overweight exposures, in certain higher-yielding credits (e.g., Brazil and Ecuador) in the first half of 2003, we chose not to chase the market during the second quarter's liquidity-driven surge. The fund did not have exposure to defaulted Argentine debt or to Uruguay, for example, and was underweighted in Venezuela. Despite ongoing credit concerns, all three of these countries outperformed during the period. As a result, fund performance suffered relative to the benchmark and our competition.

We did, however, insulate the fund from some of the U.S. Treasury bond weakness experienced in June and July 2003 by allocating to floating rate bonds in various countries and by hedging some of our U.S. Treasury risk in the futures market.

While our investment style's attention to downside risk has served shareholders well over the medium and long term, the approach can render the fund susceptible to episodes of underperformance when market conditions de-emphasize fundamentals and are driven more by strong liquidity and market technicals. We continue to believe that a disciplined, research-oriented investment approach can outperform over time.

We appreciate your continued support and welcome any questions you may have.

/s/ Mark E. Dow                         /s/ Matthew W. Ryan

    Mark E. Dow                             Matthew W. Ryan
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 7/31/03
-------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2003. Index information is from
April 1, 1998.)

                          MFS Emerging          J,P, Morgan
                       Markets Debt Fund -   Emerging Markets
                            Class A          Bond Index Global

            3/98          $ 9,525                $10,000
            7/99            8,755                  9,071
            7/00           11,807                 11,455
            7/01           13,073                 11,954
            7/02           14,602                 11,634
            7/03           19,036                 15,460

TOTAL RETURNS

---------------------
Average annual
without sales charge
---------------------
                       Class
  Share class      inception date       1-yr       3-yr       5-yr       Life*
------------------------------------------------------------------------------
       A              3/17/98          30.36%     17.26%     15.84%     13.75%
------------------------------------------------------------------------------
       B              5/31/02          29.48%     16.91%     15.64%     13.57%
------------------------------------------------------------------------------
       C              5/31/02          29.43%     16.89%     15.62%     13.55%
------------------------------------------------------------------------------
       I              3/17/98          30.70%     17.39%     15.89%     13.80%
------------------------------------------------------------------------------

---------------------
Average annual
---------------------
Comparative benchmarks
------------------------------------------------------------------------------

  Average emerging markets
  debt fund+                           35.28%     13.59%     10.27%      8.02%
------------------------------------------------------------------------------
  JP Morgan Emerging Markets Bond
  Index Global#                        32.89%     10.51%     10.16%      8.51%
------------------------------------------------------------------------------

---------------------
Average annual
with sales charge
---------------------
  Share class                           1-yr       3-yr       5-yr      Life*
------------------------------------------------------------------------------
       A                               24.16%     15.37%     14.72%     12.73%
------------------------------------------------------------------------------
       B                               25.48%     16.17%     15.41%     13.46%
------------------------------------------------------------------------------
       C                               28.43%     16.89%     15.62%     13.55%
------------------------------------------------------------------------------

  I class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

---------------------
Cumulative without
sales charge
---------------------

------------------------------------------------------------------------------
       A                               30.36%     61.22%    108.61%     99.85%
------------------------------------------------------------------------------
       B                               29.48%     59.79%    106.76%     98.07%
------------------------------------------------------------------------------
       C                               29.43%     59.70%    106.63%     97.95%
------------------------------------------------------------------------------
       I                               30.70%     61.76%    109.08%    100.30%
------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2003. Index information is from
  April 1, 1998.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance.

# Source: Bloomberg

INDEX DEFINITION

JP MORGAN EMERGING MARKETS BOND INDEX GLOBAL (EMBI GLOBAL) - Tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 7/31/03
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.7%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                         (000 Omitted)                  $ VALUE
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 93.7%
-----------------------------------------------------------------------------------------------------
Algeria - 2.0%
-----------------------------------------------------------------------------------------------------
Algeria Tranche, 2.188s, 2010                                               $393             $368,376
-----------------------------------------------------------------------------------------------------

Argentina - 3.7%
-----------------------------------------------------------------------------------------------------
Republic of Argentina, 2s, 2007                                        ARS 1,159             $342,550
-----------------------------------------------------------------------------------------------------
Republic of Argentina, 2s, 2008                                              741              191,718
-----------------------------------------------------------------------------------------------------
Republic of Argentina, 1.369s, 2012                                         $275              155,293
-----------------------------------------------------------------------------------------------------
                                                                                             $689,561
-----------------------------------------------------------------------------------------------------
Brazil - 21.4%
-----------------------------------------------------------------------------------------------------
Banco Nacional de Desenvolvi, 8.754s, 2008 (Banks &
Credit Cos.)##                                                              $441             $416,745
-----------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 2.188s, 2009                                     832              702,642
-----------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 10s, 2011                                        182              162,890
-----------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 2.188s, 2012                                   1,573            1,203,345
-----------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 10.25s, 2013                                     298              268,200
-----------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 8s, 2014                                         712              617,448
-----------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 8.875s, 2024                                     788              559,480
-----------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 12.25s, 2030                                      79               73,075
-----------------------------------------------------------------------------------------------------
                                                                                           $4,003,825
-----------------------------------------------------------------------------------------------------
Bulgaria - 2.7%
-----------------------------------------------------------------------------------------------------
Republic of Bulgaria, 8.25s, 2015                                           $302             $337,485
-----------------------------------------------------------------------------------------------------
Republic of Bulgaria, 8.25s, 2015##                                          154              170,940
-----------------------------------------------------------------------------------------------------
                                                                                             $508,425
-----------------------------------------------------------------------------------------------------
Chile - 0.8%
-----------------------------------------------------------------------------------------------------
Empresa Nacional de Electricid, 8.35s, 2013 (Utilities -
Electric Power)##                                                           $149             $147,414
-----------------------------------------------------------------------------------------------------

Colombia - 4.3%
-----------------------------------------------------------------------------------------------------
Republic of Colombia, 9.75s, 2009                                            $94             $104,105
-----------------------------------------------------------------------------------------------------
Republic of Colombia, 10.75s, 2013                                           418              458,755
-----------------------------------------------------------------------------------------------------
Republic of Colombia, 11.75s, 2020                                           149              170,605
-----------------------------------------------------------------------------------------------------
Republic of Columbia, 10.375s, 2033                                           64               65,760
-----------------------------------------------------------------------------------------------------
                                                                                             $799,225
-----------------------------------------------------------------------------------------------------
Dominican Republic - 0.9%
-----------------------------------------------------------------------------------------------------
Republic of Dominican, 9.04s, 2013##                                        $186             $167,400
-----------------------------------------------------------------------------------------------------

Ecuador - 0.8%
-----------------------------------------------------------------------------------------------------
Republic of Ecuador, 6s, 2030                                               $255             $159,758
-----------------------------------------------------------------------------------------------------

Kazakhstan - 3.6%
-----------------------------------------------------------------------------------------------------
Hurricane Finance BV, 9.625s, 2010 (Oils)##                                  $17              $18,105
-----------------------------------------------------------------------------------------------------
Hurricane Finance BV, 9.625s, 2010 (Oils)#                                   163              174,003
-----------------------------------------------------------------------------------------------------
Kazkommerts International BV, 10.125s, 2007 (Banks &
Credit Cos.)#                                                                 35               37,800
-----------------------------------------------------------------------------------------------------
Kazkommerts International BV, 8.5s, 2013 (Banks &
Credit Cos.)##                                                               177              171,282
-----------------------------------------------------------------------------------------------------
Kaztransoil Co., 8.5s, 2006 (Oil Services)##                                 121              127,201
-----------------------------------------------------------------------------------------------------
Turanalem Finance BV, 7.875s, 2010 (Banks & Credit Cos.)##                   155              146,088
-----------------------------------------------------------------------------------------------------
                                                                                             $674,479
-----------------------------------------------------------------------------------------------------
Mexico - 16.6%
-----------------------------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V., 12s, 2008 (Electronics)                         $151             $157,795
-----------------------------------------------------------------------------------------------------
Grupo Televisa S.A. de C.V., 8.5s, 2032 (Broadcast & Cable TV)               184              187,220
-----------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 8.625s, 2022 (Oil Services)##            678              708,510
-----------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 9.5s, 2027 (Oil Services)                525              606,375
-----------------------------------------------------------------------------------------------------
United Mexican States, 8.125s, 2019                                          522              545,490
-----------------------------------------------------------------------------------------------------
United Mexican States, 8s, 2022                                              190              194,750
-----------------------------------------------------------------------------------------------------
United Mexican States, 11.5s, 2026                                           271              365,850
-----------------------------------------------------------------------------------------------------
United Mexican States, 8.3s, 2031                                            331              345,067
-----------------------------------------------------------------------------------------------------
                                                                                           $3,111,057
-----------------------------------------------------------------------------------------------------
Panama - 3.5%
-----------------------------------------------------------------------------------------------------
Republic of Panama, 1.938s, 2016                                            $503             $408,561
-----------------------------------------------------------------------------------------------------
Republic of Panama, 9.375s, 2029                                             227              253,105
-----------------------------------------------------------------------------------------------------
                                                                                             $661,666
-----------------------------------------------------------------------------------------------------
Peru - 1.1%
-----------------------------------------------------------------------------------------------------
Republic of Peru, 4.5s, 2017                                                $256             $204,800
-----------------------------------------------------------------------------------------------------

Philippines - 2.0%
-----------------------------------------------------------------------------------------------------
Philippines Republic, 9s, 2013                                               $52              $52,975
-----------------------------------------------------------------------------------------------------
Philippines Republic, 10.625s, 2025                                          296              315,240
-----------------------------------------------------------------------------------------------------
                                                                                             $368,215
-----------------------------------------------------------------------------------------------------
Poland - 0.8%
-----------------------------------------------------------------------------------------------------
PTC International Finance II S.A., 11.25s, 2009 (Wireless
Communications)                                                             $139             $152,900
-----------------------------------------------------------------------------------------------------

Qatar - 3.4%
-----------------------------------------------------------------------------------------------------
State of Qatar, 9.75s, 2030                                                 $423             $560,475
-----------------------------------------------------------------------------------------------------
State of Qatar, 9.75s, 2030##                                                 56               73,080
-----------------------------------------------------------------------------------------------------
                                                                                             $633,555
-----------------------------------------------------------------------------------------------------
Russia - 13.3%
-----------------------------------------------------------------------------------------------------
AO Siberian Oil Co, 10.75s, 2009 (Energy - Integrated)                       $87              $94,395
-----------------------------------------------------------------------------------------------------
Gazprom, 9.625s, 2013 (Utilities - Gas)##                                    280              292,850
-----------------------------------------------------------------------------------------------------
Mobile Telesystems Finance S.A., 9.75s, 2008 (Wireless
Communications)##                                                            197              207,835
-----------------------------------------------------------------------------------------------------
Russian Federation, 5s, 2030##                                             1,793            1,603,426
-----------------------------------------------------------------------------------------------------
Tyumen Oil Co., 11s, 2007 (Oil Services)                                     267              295,035
-----------------------------------------------------------------------------------------------------
                                                                                           $2,493,541
-----------------------------------------------------------------------------------------------------
Turkey - 3.3%
-----------------------------------------------------------------------------------------------------
Republic of Turkey, 11s, 2013                                               $141             $145,230
-----------------------------------------------------------------------------------------------------
Republic of Turkey, 11.875s, 2030                                            449              471,450
-----------------------------------------------------------------------------------------------------
                                                                                             $616,680
-----------------------------------------------------------------------------------------------------
Venezuela - 4.1%
-----------------------------------------------------------------------------------------------------
Republic of Venezuela, 9.25s, 2027                                        $1,054             $778,906
-----------------------------------------------------------------------------------------------------

Vietnam - 2.3%
-----------------------------------------------------------------------------------------------------
Republic of Vietnam, 3.5s, 2028                                             $666             $435,806
-----------------------------------------------------------------------------------------------------

Ukraine - 3.1%
-----------------------------------------------------------------------------------------------------
Ukraine Republic, 7.65s, 2013##                                             $605             $586,850
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $17,562,439
-----------------------------------------------------------------------------------------------------

U.S. Bonds - 1.0%
-----------------------------------------------------------------------------------------------------
Supranational - 1.0%
-----------------------------------------------------------------------------------------------------
Central American Bank, 6.75s, 2013##                                        $187             $186,322
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $17,861,420)                                                $17,748,761
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 3.1%
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., due 8/01/03,
at Amortized Cost                                                           $575             $575,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $18,436,420)                                          $18,323,761
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 2.2%                                                         416,032
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $18,739,793
-----------------------------------------------------------------------------------------------------
 # Regulation S restriction.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

                  ARS = Argentine Peso      CNY = China Renminbi      EUR = Euro

See notes to financial statements.

------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 7/31/03
ASSETS

Investments, at value (identified cost, $18,436,420)             $18,323,761
-----------------------------------------------------------------------------------------------------
Cash                                                                  12,780
-----------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange contracts             2,421
-----------------------------------------------------------------------------------------------------
Receivable for daily variation margin on open
futures contracts                                                     11,500
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                    1,428,977
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      118,091
-----------------------------------------------------------------------------------------------------
Interest receivable                                                  344,086
-----------------------------------------------------------------------------------------------------
Total assets                                                                              $20,241,616
-----------------------------------------------------------------------------------------------------

LIABILITIES

Distribution payable                                                 $82,789
-----------------------------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts                1,395
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                    998,880
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   417,881
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                         395
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                           232
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                   251
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          $1,501,823
-----------------------------------------------------------------------------------------------------
Net assets                                                                                $18,739,793
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
Paid-in capital                                                  $18,063,556
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on investments and translation
of assets and liabilities in foreign currencies                      (54,768)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on
investments and foreign currency transactions                        673,897
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                       57,108
-----------------------------------------------------------------------------------------------------
Total                                                                                     $18,739,793
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
  Net assets                                                      $8,494,990
-----------------------------------------------------------------------------------------------------
  Shares of beneficial interest outstanding                          699,664
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $12.14
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$12.14)                                                  $12.75
-----------------------------------------------------------------------------------------------------

Class B shares
  Net assets                                                      $5,094,650
-----------------------------------------------------------------------------------------------------
  Shares of beneficial interest outstanding                          418,610
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $12.17
-----------------------------------------------------------------------------------------------------

Class C shares
  Net assets                                                      $1,094,683
-----------------------------------------------------------------------------------------------------
  Shares of beneficial interest outstanding                           89,944
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $12.17
-----------------------------------------------------------------------------------------------------

Class I shares
  Net assets                                                      $4,055,470
-----------------------------------------------------------------------------------------------------
  Shares of beneficial interest outstanding                          334,608
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $12.12
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A.

See notes to financial statements.

------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 7/31/03

NET INVESTMENT INCOME

Interest Income                                                        $673,249
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                        $62,971
-----------------------------------------------------------------------------------------------------
  Trustees fees                                                             744
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                         8,916
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                                 11,916
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                                 16,477
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                                  4,208
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                      1,129
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                          44,367
-----------------------------------------------------------------------------------------------------
  Printing                                                               19,063
-----------------------------------------------------------------------------------------------------
  Postage                                                                 1,850
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                          43,071
-----------------------------------------------------------------------------------------------------
  Legal fees                                                                742
-----------------------------------------------------------------------------------------------------
  Registration fee                                                       44,159
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                          13,386
-----------------------------------------------------------------------------------------------------
Total expenses                                                                               $272,999
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                     (973)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and distributor          (146,326)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                 $125,700
-----------------------------------------------------------------------------------------------------
Net investment income                                                                        $547,549
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                              $730,377
-----------------------------------------------------------------------------------------------------
  Futures transactions                                                   (3,316)
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                          (3,868)
-----------------------------------------------------------------------------------------------------
  Written options transactions                                            5,876
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions     $729,069
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                                                $(13,335)
-----------------------------------------------------------------------------------------------------
  Futures contracts                                                                            57,169
-----------------------------------------------------------------------------------------------------
  Written options                                                                               2,154
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                                   4,197
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                                                          $50,185
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                             $779,254
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                     $1,326,803
-----------------------------------------------------------------------------------------------------
See notes to financial statements.

------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 7/31                                                  2003                  2002
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income                                                   $547,549             $178,017
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency
transactions                                                             729,069                 (677)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency
translation                                                               50,185             (125,080)
----------------------------------------------------------------     -----------           ----------
Increase in net assets from operations                                $1,326,803             $52,2609
----------------------------------------------------------------     -----------           ----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-----------------------------------------------------------------------------------------------------
  Class A                                                              $(225,315)            $(25,221)
-----------------------------------------------------------------------------------------------------
  Class B                                                                (91,105)                (739)
-----------------------------------------------------------------------------------------------------
  Class C                                                                (23,002)                (159)
-----------------------------------------------------------------------------------------------------
  Class I                                                               (246,580)            (133,828)
-----------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign
currency transactions
-----------------------------------------------------------------------------------------------------
  Class A                                                                 (2,130)                  --
-----------------------------------------------------------------------------------------------------
  Class B                                                                   (611)                  --
-----------------------------------------------------------------------------------------------------
  Class C                                                                   (149)                  --
-----------------------------------------------------------------------------------------------------
  Class I                                                                 (3,509)                  --
----------------------------------------------------------------     -----------          -----------
Total distributions declared to shareholders                           $(592,401)           $(159,947)
----------------------------------------------------------------     -----------           ----------
Net increase in net assets from fund share transactions              $15,519,632           $1,522,581
----------------------------------------------------------------     -----------          -----------
Total increase in net assets                                         $16,254,034          $1,414,8949

NET ASSETS

At beginning of year                                                  $2,485,759           $1,070,865
-----------------------------------------------------------------------------------------------------
At end of year (including accumulated undistributed net
investment income of $57,108 and $86,849)                            $18,739,793           $2,485,759
-----------------------------------------------------------------------------------------------------
See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEARS ENDED 7/31

CLASS A                                               2003               2002             2001            2000            1999

Net asset value, beginning of year                  $10.16             $10.02           $10.40           $8.52           $9.58
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                           $0.76              $1.04            $1.24           $1.09           $0.81
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    2.21               0.12            (0.28)           1.77           (1.31)
---------------------------------------------      -------            -------          -------         -------         -------
Total from investment operations                     $2.97              $1.16            $0.96           $2.86          $(0.56)
---------------------------------------------      -------            -------          -------         -------         -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                        $(0.97)            $(1.02)          $(1.28)         $(0.98)         $(0.56)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                      (0.02)                --            (0.06)             --              --
---------------------------------------------      -------            -------          -------         -------         -------
Total distributions declared to shareholders        $(0.99)            $(1.02)          $(1.34)         $(0.98)         $(0.56)
---------------------------------------------      -------            -------          -------         -------         -------
Net asset value, end of year                        $12.14             $10.16           $10.02          $10.40           $8.52
---------------------------------------------      -------            -------          -------         -------         -------
Total RETURN (0%)++                                  30.36              11.70            10.73           34.86           (4.06)
------------------------------------------------------------------------------------------------------------------------------

CLASS A (CONTINUED)                                   2003               2002             2001            2000            1999
RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                            1.41               0.32             0.09            0.05            1.56
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                           6.43               9.78            12.14           11.64           10.09
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     254                364              418             338             449
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $8,495               $345             $236          $1,240          $1,018
------------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees effective
    July 1, 1999. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. Prior to June 1, 2002 the fund paid the investment adviser a reimbursement fee not greater than 1.65%. MFS agreed to waive their right to receive the reimbursement fee from July 1, 1999 to May 31, 2002. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                          $0.55              $0.02            $0.56           $0.65           $0.54
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                            3.21               9.93             6.71            4.73            4.88
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                           4.63               0.17             5.52            6.96            6.77
------------------------------------------------------------------------------------------------------------------------------

     # Per share data are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective August 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       July 31, 2002 was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculated to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share ratios and supplemental data for periods prior to August 1,
       2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued

                                                                    YEAR ENDED          PERIOD ENDED
CLASS B                                                                7/31/03              7/31/02*
Net asset value, beginning of period                                    $10.15                $11.28
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                               $0.65                 $0.12
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                        2.24                 (1.10)
-----------------------------------------------------------------       ------               -------
Total from investment operations                                         $2.89                 (0.98)
-----------------------------------------------------------------       ------               -------

LESS DISTRIBUTIONS

  From net investment income                                            $(0.85)               $(0.15)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                                  (0.02)                   --
-----------------------------------------------------------------       ------               -------
Total distributions declared to shareholders                            $(0.87)                (0.15)
-----------------------------------------------------------------       ------               -------
Net asset value, end of period                                          $12.17                $10.15
-----------------------------------------------------------------       ------               -------
Total return (%)                                                         29.48                 (8.72)++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                2.16                  2.21+
-------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                               5.67                  7.65+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                         254                   364
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                               $5,095                  $181
-------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees effective July 1, 1999. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. Prior to June 1,
    2002 the fund paid the investment adviser a reimbursement fee not greater than 1.65%. MFS agreed to waive their right to receive the reimbursement fee from July 1, 1999 to May 31, 2002. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income (loss)(S)(S)                                       $0.45                $(0.03)
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                                                3.86                 11.52+
-------------------------------------------------------------------------------------------------------
Net investment income (loss)(S)(S)                                        3.97                 (1.66)+
-------------------------------------------------------------------------------------------------------

     * For the period from the inception of Class B shares, May 31, 2002, through July 31, 2002.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
(S)(S) As required, effective August 1, 2001 the fund adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July 31, 2002 was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculated to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%.

See notes to financial statements.

Financial Highlights - continued
                                                                    YEAR ENDED          PERIOD ENDED
CLASS C                                                                7/31/03              7/31/02*
Net asset value, beginning of period                                    $10.15                $11.28
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                               $0.68                 $0.13
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                        2.21                 (1.11)
-----------------------------------------------------------------       ------               -------
Total from investment operations                                         $2.89                $(0.98)
-----------------------------------------------------------------       ------               -------

LESS DISTRIBUTIONS

  From net investment income                                            $(0.85)               $(0.15)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                                  (0.02)                   --
-----------------------------------------------------------------       ------               -------
Total distributions declared to shareholders                            $(0.87)               $(0.15)
-----------------------------------------------------------------       ------               -------
Net asset value, end of period                                          $12.17                $10.15
-----------------------------------------------------------------       ------               -------
Total return (%)                                                         29.43                 (8.73)++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                2.16                  2.21+
-------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                               5.59                  7.11+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                         254                   364
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                               $1,095                   $19
-------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees effective July 1, 1999. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. Prior to June 1,
    2002 the fund paid the investment adviser a reimbursement fee not greater than 1.65%. MFS agreed to waive their right to receive the reimbursement fee from July 1, 1999 to May 31, 2002. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income (loss)(S)(S)                                       $0.47                $(0.04)
-------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                3.86                 11.52+
-------------------------------------------------------------------------------------------------------

Net investment income (loss)(S)(S)                                        3.89                 (2.20)+
-------------------------------------------------------------------------------------------------------

     * For the period from the inception of Class C shares, May 31, 2002, through July 31, 2002.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
(S)(S) As required, effective August 1, 2001 the fund adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July 31, 2002 was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculated to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 7/31

CLASS I                                              2003               2002              2001            2000            1999
Net asset value, beginning of period               $10.15             $10.01            $10.38           $8.52           $9.58
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                          $0.84              $1.05             $1.15           $1.13           $0.78
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.15               0.12             (0.18)           1.71           (1.28)
---------------------------------------------     -------            -------           -------         -------         -------
Total from investment operations                    $2.99              $1.17             $0.97           $2.84          $(0.50)
---------------------------------------------     -------            -------           -------         -------         -------

LESS DISTRIBUTIONS

  From net investment income                       $(1.00)            $(1.03)           $(1.28)         $(0.98)         $(0.56)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                     (0.02)                --             (0.06)             --              --
---------------------------------------------     -------            -------           -------         -------         -------
Total distributions declared to shareholders       $(1.02)            $(1.03)           $(1.34)         $(0.98)         $(0.56)
---------------------------------------------     -------            -------           -------         -------         -------
Net asset value, end of period                     $12.12             $10.15            $10.01          $10.38           $8.52
---------------------------------------------     -------            -------           -------         -------         -------
Total return (0%)                                   30.70              11.76             10.74           34.73           (4.07)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           1.16               0.34              0.09            0.05            1.56
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          7.23               9.62             11.34           11.64           10.15
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    254                364               418             338             449
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)          $4,055             $1,940              $835            $180             $86
-------------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees effective
    July 1, 1999. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. Prior to June 1, 2002 the fund paid the investment adviser a reimbursement fee not greater than 1.65%. MFS agreed to waive their right to receive the reimbursement fee from July 1, 1999 to May 31, 2002. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                         $0.64              $0.03             $0.52           $0.71           $0.55
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                           2.86               9.65              6.36            4.38            4.53
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          5.53               0.31              5.07            7.31            7.18
-------------------------------------------------------------------------------------------------------------------------------

     # Per share data are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
(S)(S) As required, effective August 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       July 31, 2002 was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculated to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to August 1,
       2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Emerging Markets Debt Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward contracts and currency options will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities (other than short-term obligations), futures contracts and options in the fund's portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended July 31, 2003 and July 31, 2002 was as follows:

                                                    7/31/03            7/31/02
Distributions declared from:

------------------------------------------------------------------------------
  Ordinary income                                  $586,002           $159,947
------------------------------------------------------------------------------
  Long-term capital gain                              6,399                 --
------------------------------------------------------------------------------
Total distributions declared                       $592,401           $159,947
------------------------------------------------------------------------------

During the year ended July 31, 2003, accumulated undistributed net investment income increased by $8,712, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $23,641, and paid-in capital increased by $14,929 due to differences between book and tax accounting for currency transactions, amortization and accretion on debt securities, and market discount. This change had no effect on the net assets or net asset value per share.

As of July 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

    Undistributed ordinary income                         $841,578
    --------------------------------------------------------------
    Undistributed long-term capital gain                   171,237
    --------------------------------------------------------------
    Unrealized depreciation                              (253,789)
    --------------------------------------------------------------
    Other temporary differences                           (82,789)
    --------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class A, Class B, Class C and Class I. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2003, aggregate unreimbursed expenses amounted to $105,908.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

    First $2 billion                                          0.0175%
    -----------------------------------------------------------------
    Next $2.5 billion                                         0.0130%
    -----------------------------------------------------------------
    Next $2.5 billion                                         0.0005%
    -----------------------------------------------------------------
    In excess of $7 billion                                   0.0000%
    -----------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $24,484 for the year ended July 31, 2003 as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                          CLASS A      CLASS B      CLASS C

Distribution Fee                            0.10%        0.75%        0.75%
-----------------------------------------------------------------------------
Service Fee                                 0.25%        0.25%        0.25%
-----------------------------------------------------------------------------
Total Distribution Plan                     0.35%        1.00%        1.00%
-----------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended July 31, 2003, amounted to:

                                          CLASS A      CLASS B      CLASS C

Service Fee Retained by MFD                $1,135           $4          $--
-----------------------------------------------------------------------------

The fund's distributor, MFD has voluntarily agreed to waive the 0.10% Class A distribution fee. Fees incurred under the distribution plan during the year ended July 31, 2003, were as follows:

                                          CLASS A      CLASS B      CLASS C

Total Distribution Plan                     0.25%        1.00%        1.00%
-----------------------------------------------------------------------------

Certain Class A, shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2003, were as follows:

                                           CLASS A       CLASS B      CLASS C

Contingent Deferred Sales Charges Imposed  $14,000        $2,012         $105
------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $34,918,449 and $20,117,590, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                         $18,578,227
    -------------------------------------------------------------------
    Gross unrealized appreciation                             $175,894
    -------------------------------------------------------------------
    Gross unrealized depreciation                             (430,360)
    -------------------------------------------------------------------
    Net unrealized depreciation                              $(254,466)
    -------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                        Year Ended                      Year Ended
                                                         7/31/03                          7/31/02
                                                   SHARES          AMOUNT          SHARES          AMOUNT
CLASS A SHARES
Shares sold                                        959,106       $11,580,201        35,446         $377,640
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       13,998           163,612         2,239           22,885
------------------------------------------------------------------------------------------------------------
Shares reacquired                                 (307,384)       (3,810,465)      (27,298)        (291,512)
------------------------------------------------------------------------------------------------------------
Net increase                                       665,720        $7,933,348        10,387         $109,013
------------------------------------------------------------------------------------------------------------

                                                        Year Ended                      Year Ended
                                                         7/31/03                         7/31/02*
                                                   SHARES          AMOUNT          SHARES          AMOUNT

CLASS B SHARES
Shares sold                                        468,986        $5,702,557        19,490         $208,722
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                        5,476            65,171            10              102
------------------------------------------------------------------------------------------------------------
Shares reacquired                                  (73,710)         (889,421)       (1,642)         (16,923)
------------------------------------------------------------------------------------------------------------
Net increase                                       400,752        $4,878,307        17,858         $191,901
------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                                        121,149        $1,463,244         1,896          $20,428
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                          778             9,421             3               33
------------------------------------------------------------------------------------------------------------
Shares reacquired                                  (33,882)         (411,162)           --               --
------------------------------------------------------------------------------------------------------------
Net increase                                        88,045        $1,061,503         1,899          $20,461
------------------------------------------------------------------------------------------------------------

CLASS I SHARES
Shares sold                                        267,846        $3,134,257       193,447       $2,123,918
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       21,768           243,883        11,351          116,122
------------------------------------------------------------------------------------------------------------
Shares reacquired                                 (146,173)       (1,731,666)      (97,020)      (1,038,834)
------------------------------------------------------------------------------------------------------------
Net increase                                       143,441        $1,646,474       107,778       $1,201,206
------------------------------------------------------------------------------------------------------------
* For the period from the inception of Class B, and Class C shares, May 31, 2002, through July 31, 2002.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $76 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                 NUMBER OF        PREMIUMS
                                                 CONTRACTS        RECEIVED
Outstanding, beginning of period                     1             $3,941
--------------------------------------------------------------------------
Options expired                                     (1)           (3,941)
--------------------------------------------------------------------------
Outstanding, end of period                          --              $--
--------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts

-------------
SALES
-------------
                                                                    NET
                                          IN                     UNREALIZED
                    CONTRACTS TO       EXCHANGE    CONTRACTS    APPRECIATION
SETTLEMENT DATE   DELIVER/RECEIVE        FOR        AT VALUE   (DEPRECIATION)

8/4/03 - 10/6/03  EUR       37,676     $43,714       $42,273        $1,441
                                      --------      --------         -----

-------------
PURCHASES
-------------

         7/12/04  CNY    3,365,877    $413,179      $414,159          $980
8/4/03 - 8/18/03  EUR       65,979      75,472        74,077        (1,395)
                                      --------      --------         -----
                                      $488,651      $488,236         $(415)
                                      ========      ========         =====

At July 31, 2003, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                     UNREALIZED
DESCRIPTION                EXPIRATION      CONTRACTS     POSITION   APPRECIATION
U.S. Treasury 5yr Notes    September 2003      4          Short        $18,103
-------------------------------------------------------------------------------
U.S. Treasury 10yr Notes   September 2003      5          Short         25,603
-------------------------------------------------------------------------------
U.S. Treasury Bonds        September 2003      1           Long         13,463
-------------------------------------------------------------------------------
                                                                       $57,169
-------------------------------------------------------------------------------

At July 31, 2003, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the Fund), including the portfolio of investments, as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                              /s/ ERNST & YOUNG LLP

Boston, Massachusetts
September 5, 2003

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)                     ABBY M. O'NEILL (born 04/27/28)
Chairman                                                 Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59)                        Executive Officer
Trustee and President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                           Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,                Trustee
President, Chief Investment Officer and Director         Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
LAWRENCE H. COHN, M.D. (born 03/11/37)                   CBL & Associates Properties, Inc. (real estate
Trustee                                                  investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38)
Surgery                                                  Trustee
                                                         Insight Resources, Inc. (acquisition planning
WILLIAM R. GUTOW (born 09/27/41)                         specialists), President; Wellfleet Investments
Trustee                                                  (investor in health care companies), Managing
Private investor and real estate consultant;             General Partner (since 1993); Cambridge
Capitol Entertainment Management Company (video          Nutraceuticals (professional nutritional
franchise), Vice Chairman                                products), Chief Executive Officer (until May
                                                         2001)
J. ATWOOD IVES (born 05/01/36)
Trustee                                                  ELAINE R. SMITH (born 04/25/46)
Private investor; KeySpan Corporation (energy            Trustee
related services), Director; Eastern Enterprises         Independent health care industry consultant
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)        WARD SMITH (born 09/13/30)
                                                         Trustee
                                                         Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)                        ROBERT R. FLAHERTY (born 09/18/63)
Chairman                                                 Assistant Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
                                                         President (since August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59)                           Senior Vice President (prior to August 2000)
Trustee and President
Massachusetts Financial Services Company, Chief          RICHARD M. HISEY (born 08/29/58)
Executive Officer and Director                           Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Vice President (since July 2002); The Bank of New
Assistant Secretary and Assistant Clerk                  York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer, General Manager, Mutual Funds (prior to
STEPHEN E. CAVAN (born 11/06/53)                         September 2000)
Secretary and Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57)
Vice President, General Counsel and Secretary            Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHANIE A. DESISTO (born 10/01/53)                     President
Assistant Treasurer
Massachusetts Financial Services Company, Vice           JAMES O. YOST (born 06/12/60)
President (since April 2003); Brown Brothers             Assistant Treasurer
Harriman & Co., Senior Vice President (November          Massachusetts Financial Services Company, Senior
2002 to April 2003); ING Groep N.V./Aeltus               Vice President
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       PORTFOLIO MANAGERS
Massachusetts Financial Services Company                 Mark E. Dow(1)
500 Boylston Street, Boston, MA                          Matthew W. Ryan(1)
02116-3741
                                                         CUSTODIAN
DISTRIBUTOR                                              State Street Bank and Trust Company
MFS Fund Distributors, Inc.                              225 Franklin Street, Boston, MA
500 Boylston Street, Boston, MA                          02110
02116-3741
                                                         AUDITORS
                                                         Ernst & Young LLP
(1) MFS Investment Management

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund has designated $6,399 as a capital gain dividend for the year ended July 31, 2003.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)
or stock and bond outlooks     touch-tone required    24 hours a day, 365 days a
                                                      year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                        EMD-ANN-9/03 10.5M

MFS(R) Mutual Funds

ANNUAL REPORT 7/31/03

MFS(R) GOVERNMENT
MORTGAGE FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) GOVERNMENT MORTGAGE FUND

The fund seeks a high level of current income, and, secondarily, seeks to protect shareholders' capital.

TABLE OF CONTENTS

----------------------------------------------------

LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                7
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          10
----------------------------------------------------
FINANCIAL STATEMENTS                              12
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     19
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      27
----------------------------------------------------
TRUSTEES AND OFFICERS                             28
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      30
----------------------------------------------------
FEDERAL TAX INFORMATION                           31
----------------------------------------------------
CONTACT INFORMATION                               32
----------------------------------------------------
ASSET ALLOCATION                                  33

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER

Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/
/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    August 20, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

TURBULENCE IN THE MORTGAGE MARKET

Historically low interest rates, a strong housing market, and a record high level of mortgage refinancing led to changes in the composition of the mortgage market during the period. The outstanding supply of 30-year mortgages rose only slightly with supply being dominated by refinancing. High prepayment levels led to a concentration in lower-coupon mortgages and a plunging balance of seasoned mortgage pass-throughs. Supply of 15-year and adjustable-rate mortgages jumped sharply. However, over the last six weeks of the period, concern that a stabilizing economy might cause the Federal Reserve Bank (the
Fed) to abandon its low-interest-rate policy sooner rather than later spurred a market-driven increase in interest rates. This led to a dramatic sell-off in the fixed-income markets, erasing in six weeks many of the gains realized over the previous ten and a half months. Overall the mortgage market held up better than the Treasury market given its lower duration (a measure of sensitivity to changes in interest rates) during this sell-off. Principal value and interest on treasury securities are guaranteed by the U.S. government if held to maturity. Mortgage duration is dependent upon expected levels of prepayment. As interest rates rose, prepayment expectations declined and mortgage durations lengthened significantly. The portfolio does not make aggressive bets on the direction of interest rates and we adhered to our strategy of holding an 80% to 90% position in mortgages, with the bulk of it in GNMA securities.

DETRACTORS FROM PERFORMANCE

The portfolio was hurt most by its overweight position in lower-coupon mortgages late in the period. Interest rates dropped precipitously in May 2003, after the Fed expressed deflationary concerns. The market was anticipating a 50-basis-point reduction in the Fed Funds rate in June 2003. But when the Fed delivered only a 25-basis-point reduction, the market reacted negatively, leading to a rapid rise in interest rates in late June and throughout July. Lower-coupon mortgages with a long duration were among those hurt most by this sudden rise in interest rates. This detracted from the portfolio's overall positive performance for the period.

CONTRIBUTORS TO PERFORMANCE

Much of the period was marked by a historically high rate of refinancing, which was caused by historically low interest rates. The portfolio benefited by investing in mortgages that were less sensitive to refinancing in an effort to protect it from pre-payment risk, and by continuing to move down in coupon as mortgage rates declined. And because of the high demand for new-production mortgages, the portfolio was able to add value by taking advantage of a dollar-roll opportunity. [In a mortgage dollar roll, the fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (i.e., greater prepayment risk). When the fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform.]

/s/ Joseph C. Flaherty, Jr.

    Joseph C. Flaherty, Jr.

On behalf of the MFS Fixed Income Strategy Group

A team of MFS Fixed Income specialists - the MFS Fixed Income Strategy Group - is responsible for the overall management of the portfolio.

Note to Shareholders: Effective August 2003, the MFS Fixed Income Strategy Group assumed portfolio management duties, replacing D. Richard Smith.

The opinions expressed in this report are those of the portfolio management team and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 7/31/03
-------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended July 31, 2003)

                       MFS Government             Lehman
                       Mortgage Fund -           Brothers
                          Class A               GNMA Index
            7/93          $ 9,525                $10,000
            7/95           10,370                 11,082
            7/97           11,941                 13,055
            7/99           12,843                 14,421
            7/01           15,155                 17,004
            7/03           16,496                 19,173

TOTAL RETURNS

---------------------
Average annual
without sales charge
---------------------

                       Class
  Share class      inception date     1-yr       3-yr       5-yr       10-yr

------------------------------------------------------------------------------
       A               1/9/86           1.40%      6.58%      5.41%      5.65%
------------------------------------------------------------------------------
       B               9/7/93           0.64%      5.85%      4.63%      4.90%
------------------------------------------------------------------------------
       I               1/2/97           2.12%      7.11%      5.83%      5.91%
------------------------------------------------------------------------------

---------------------
Average annual
---------------------

Comparative Benchmarks
------------------------------------------------------------------------------
  Average GNMA fund+                    1.94%      6.85%      5.58%      5.90%
------------------------------------------------------------------------------
  Lehman Brothers GNMA Index#           2.67%      7.58%      6.45%      6.73%
------------------------------------------------------------------------------

---------------------
Average annual
with sales charge
---------------------

  Share class
------------------------------------------------------------------------------
                                      1-yr       3-yr       5-yr       10-yr
------------------------------------------------------------------------------
       A                               -3.42%      4.87%      4.39%      5.13%
------------------------------------------------------------------------------
       B                               -3.23%      4.95%      4.31%      4.90%
------------------------------------------------------------------------------

  I class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

---------------------
Cumulative without
sales charge
---------------------

------------------------------------------------------------------------------
       A                                1.40%     21.07%     30.12%     73.18%
------------------------------------------------------------------------------
       B                                0.64%     18.59%     25.42%     61.40%
------------------------------------------------------------------------------
       I                                2.12%     22.88%     32.77%     77.57%
------------------------------------------------------------------------------

+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

LEHMAN BROTHERS GNMA INDEX - measures the performance of the securities issued by the Government National Mortgage Association (GNMA).

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charges and are available only to certain investors.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 7/31/03
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 98.5%
-----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                        (000 Omitted)                   $ VALUE
-----------------------------------------------------------------------------------------------------
U.S. Government Agencies - 92.2%
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.5s, 2033, TBA                        $5,000            $4,918,750
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8.5s, 2009 - 2017                           2                 2,072
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 9s, 2020 - 2021                            67                74,336
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 9.5s, 2013 - 2021                          77                85,651
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.5s, 2033, TBA                         17,000            16,514,080
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.5s, 2033, TBA                         12,000            11,797,440
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 8.5s, 2004 - 2008                           18                19,800
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 9s, 2003 - 2007                            490               516,975
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 5s, 2033, TBA                        10,000             9,543,800
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 5.48s, 2015                           4,072             4,288,064
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 5.5s, 2033                           29,144            28,969,781
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 5.5s, 2033, TBA                      69,750            69,015,926
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 6s, 2033, TBA                       132,900           134,975,898
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 6.114s, 2021                          5,000             5,418,682
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 6s, 2032                              6,494             6,589,602
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 6.5s, 2023 - 2033                   133,676           138,429,143
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 7s, 2023 - 2032                     101,447           106,492,473
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 7.5s, 2017 - 2032                    36,767            39,215,947
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 8s, 2017 - 2030                       1,054             1,135,935
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 8.5s, 2030                              538               574,002
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 9s, 2008 - 2022                         173               191,309
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 9.5s, 2009 - 2010                     1,150             1,275,221
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 12.5s, 2011                             103               118,019
-----------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                           $580,162,906
-----------------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 6.3%
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 2.625s, 2008                                        $5,000            $4,853,515
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.625s, 2008                                         3,226             3,522,341
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 5.625s, 2008                                        15,000            16,548,045
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 5.5s, 2009                                           6,000             6,593,202
-----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6s, 2009                                             7,500             8,422,560
-----------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                           $39,939,663
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $624,386,772)                                              $620,102,569
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 11.9%
-----------------------------------------------------------------------------------------------------
Federal Home Loan Bank, due 8/27/03, at Amortized Cost                  $75,000           $74,943,666
-----------------------------------------------------------------------------------------------------

Repurchase Agreements - 28.4%
-----------------------------------------------------------------------------------------------------
Goldman Sachs, dated 7/31/03, due 8/01/03, total to be
received $63,700,964 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account)                                                                $63,699           $63,699,000
-----------------------------------------------------------------------------------------------------
Merrill Lynch, dated 7/31/03, due 8/01/03, total to be
received $51,030,517 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account)                                                                 51,029            51,029,000
-----------------------------------------------------------------------------------------------------
Morgan Stanley, dated 7/31/03, due 8/01/03, total to be
received $63,700,929 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account)                                                                 63,699            63,699,000
-----------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                                     $178,427,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $877,757,438)                                        $873,473,235
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (38.8)%                                                 (244,244,805)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $629,228,430
-----------------------------------------------------------------------------------------------------
See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 7/31/03

ASSETS

Investments, at value (identified cost, $699,330,438)             $695,046,235
-----------------------------------------------------------------------------------------------------
Repurchase agreements, at value                                    178,427,000
-----------------------------------------------------------------------------------------------------
Total investments, at value (identified cost, $877,757,438)                              $873,473,235
-----------------------------------------------------------------------------------------------------
Cash                                                                 5,496,871
-----------------------------------------------------------------------------------------------------
Receivable for futures sold                                             31,215
-----------------------------------------------------------------------------------------------------
Receivable for TBA sale commitments                                 17,582,081
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                         74,298
-----------------------------------------------------------------------------------------------------
Interest receivable                                                  2,299,416
-----------------------------------------------------------------------------------------------------
Other assets                                                            11,081
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $898,968,197
-----------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                               $2,030,249
-----------------------------------------------------------------------------------------------------
Payable for TBA purchase commitments                               263,958,641
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   3,447,048
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                         6,981
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                        1,920
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                           6,267
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                 288,661
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $269,739,767
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $629,228,430
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                   $686,049,731
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on investments                              (4,284,203)
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                       (50,375,355)
-----------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income        (2,161,743)
-----------------------------------------------------------------------------------------------------
Total                                                                                    $629,228,430
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  96,418,662
-----------------------------------------------------------------------------------------------------
See notes to financial statements.

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                      $538,580,998
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                82,580,097
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $6.52
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$6.52)                                                    $6.85
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                       $90,647,363
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                13,838,554
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $6.55
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                            $69.12
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                    10.528
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                     $6.57
-----------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 7/31/03

NET INVESTMENT INCOME

Interest income                                                                           $26,648,702
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                    $3,055,990
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                28,050
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                      701,283
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             1,429,970
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             1,071,071
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                    65,844
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                        262,028
-----------------------------------------------------------------------------------------------------
  Printing                                                              56,277
-----------------------------------------------------------------------------------------------------
  Postage                                                               69,869
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         40,601
-----------------------------------------------------------------------------------------------------
  Legal fees                                                             6,414
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        437,238
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $7,224,635
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (213,199)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                         (339,609)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $6,671,827
-----------------------------------------------------------------------------------------------------
Net investment income                                                                     $19,976,875
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                          $12,805,451
-----------------------------------------------------------------------------------------------------
  Futures contracts                                                 (1,477,748)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          $11,327,703
-----------------------------------------------------------------------------------------------------
Change in unrealized depreciation
-----------------------------------------------------------------------------------------------------
  Investments                                                     $(21,552,205)
-----------------------------------------------------------------------------------------------------
  Futures contracts                                                    (71,719)
-----------------------------------------------------------------------------------------------------
Net unrealized loss on investments                                                       $(21,623,924)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                                          $(10,296,221)
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                     $9,680,654
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 7/31                                                2003                   2002

INCREASE IN NET ASSETS

OPERATIONS

Net investment income                                              $19,976,875            $30,420,747
-----------------------------------------------------------------------------------------------------
Net realized gain on investments                                    11,327,703              6,800,714
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                          (21,623,924)             6,020,160
-------------------------------------------------------------     ------------          -------------
Increase in net assets from operations                              $9,680,654           $43,241,6219
-------------------------------------------------------------     ------------          -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income (Class A)                              $(26,105,916)          $(27,790,015)
-----------------------------------------------------------------------------------------------------
From net investment income (Class B)                                (4,102,059)            (2,630,725)
-----------------------------------------------------------------------------------------------------
From net investment income (Class I)                                        (5)                    (7)
-----------------------------------------------------------------------------------------------------
In excess of net investment income (Class A)                                --             (5,132,846)
-----------------------------------------------------------------------------------------------------
In excess of net investment income (Class B)                                --               (485,898)
-----------------------------------------------------------------------------------------------------
In excess of net investment income (Class I)                                --                     (1)
-----------------------------------------------------------------------------------------------------
From paid-in capital (Class A)                                        (875,829)                    --
-----------------------------------------------------------------------------------------------------
From paid-in capital (Class B)                                        (137,620)                    --
-----------------------------------------------------------------------------------------------------
From paid-in capital (Class I)                                              --+                    --
-------------------------------------------------------------     ------------          -------------
Total distributions declared to shareholders                      $(31,221,429)          $(36,039,492)
-------------------------------------------------------------     ------------          -------------
Net increase (decrease) in net assets from fund
share transactions                                                $(34,438,055)           $71,547,994
-------------------------------------------------------------     ------------          -------------
Total increase (decrease) in net assets                           $(55,978,830)          $78,750,1239
-------------------------------------------------------------     ------------          -------------

NET ASSETS

At beginning of period                                            $685,207,260           $606,457,137
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $2,161,743 and
$2,902,000, respectively)                                         $629,228,430           $685,207,260
-----------------------------------------------------------------------------------------------------

+ Less than $1.

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the annual period and the past 4 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEARS ENDED 7/31

CLASS A                                                       2003            2002            2001          2000          1999

Net asset value, beginning of period                         $6.74           $6.66           $6.37         $6.39         $6.69
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                   $0.20           $0.33           $0.40         $0.40         $0.39
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                                (0.10)           0.14            0.29         (0.03)        (0.30)
------------------------------------------------------     -------         -------         -------       -------       -------
Total from investment operations                             $0.10           $0.47           $0.69         $0.37         $0.09
------------------------------------------------------     -------         -------         -------       -------       -------

LESS DISTRIBUTIONS

  From net investment income                                $(0.31)         $(0.33)         $(0.40)       $(0.39)       $(0.38)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                            --           (0.06)          (0.00)+          --            --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                       (0.01)             --              --            --         (0.01)
------------------------------------------------------     -------         -------         -------       -------       -------
Total distributions declared to shareholders                $(0.32)         $(0.39)         $(0.40)       $(0.39)       $(0.39)
------------------------------------------------------     -------         -------         -------       -------       -------
Net asset value - end of period                              $6.52           $6.74           $6.66         $6.37         $6.39
------------------------------------------------------     -------         -------         -------       -------       -------
Total return (0%)+                                            1.40            7.35           11.23          6.09          1.31
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                    0.90            0.90            0.91          0.90          0.93
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                   3.04            5.01            6.06          6.34          5.86
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             246             139              33            65           177
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000,000 Omitted)                 $538            $591            $557          $543          $597
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                  $0.20           $0.33           $0.39         $0.40         $0.39
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                    0.95            0.95            0.96          0.95          0.97
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                   2.99            4.96            6.01          6.29          5.82
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended July
       31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to August 1,
       2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 7/31

CLASS B                                                       2003            2002            2001          2000          1999
Net asset value, beginning of period                         $6.77           $6.69           $6.38         $6.40         $6.70
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                   $0.16           $0.27           $0.35         $0.36         $0.34
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                                (0.11)           0.15            0.31         (0.04)        (0.30)
------------------------------------------------------     -------         -------         -------       -------       -------
Total from investment operations                             $0.50           $0.42           $0.69         $0.37         $0.09
------------------------------------------------------     -------         -------         -------       -------       -------

LESS DISTRIBUTIONS

  From net investment income                                $(0.26)         $(0.27)         $(0.35)       $(0.34)       $(0.33)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                            --           (0.07)          (0.00)+          --            --
-------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                       (0.01)             --              --            --         (0.01)
------------------------------------------------------     -------         -------         -------       -------       -------
Total distributions declared to shareholders                $(0.27)         $(0.34)         $(0.35)       $(0.34)       $(0.34)
------------------------------------------------------     -------         -------         -------       -------       -------
Net asset value - end of period                              $6.55           $6.77           $6.69         $6.38         $6.40
------------------------------------------------------     -------         -------         -------       -------       -------
Total return (0%)                                             0.64            6.45           10.69          5.24          0.49
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                    1.65            1.65            1.66          1.65          1.68
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                   2.40            4.11            5.32          5.55          5.11
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             246             139              33            65           177
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000,000 Omitted)                  $91             $94             $50           $61           $94
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                  $0.16           $0.27           $0.35         $0.35         $0.34
-------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                                    1.70            1.70            1.71          1.70          1.72
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                   2.35            4.06            5.27          5.50          5.07
-------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended July
       31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to August 1,
       2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 7/31

CLASS I                                                      2003            2002            2001           2000          1999

Net asset value, beginning of period                         $6.76           $6.68           $6.37          $6.38        $6.69
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                   $0.30           $0.37           $0.41          $0.40        $0.41
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                                (0.15)           0.12            0.32             --        (0.30)
------------------------------------------------------     -------         -------         -------       -------       -------
Total from investment operations                             $0.15           $0.49           $0.73         $0.40         $0.11
------------------------------------------------------     -------         -------         -------       -------       -------

LESS DISTRIBUTIONS

  From net investment income                                $(0.33)         $(0.37)         $(0.42)        $(0.41)      $(0.41)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                            --           (0.04)          (0.00)+           --            --
-------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                       (0.01)             --              --             --        (0.01)
------------------------------------------------------     -------         -------         -------       -------       -------
Total distributions declared to shareholders                $(0.34)         $(0.41)         $(0.42)       $(0.41)       $(0.42)
------------------------------------------------------     -------         -------         -------       -------       -------
Net asset value - end of period                              $6.57           $6.76           $6.68          $6.37        $6.38
------------------------------------------------------     -------         -------         -------       -------       -------
Total return (0%)                                             2.12            7.61           11.82          6.53          1.42
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                    0.65            0.65            0.66           0.65         0.68
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                   4.46            5.55            6.14           6.37         6.11
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             246             139              33             65          177
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                      $--++           $--++           $--++          $--++        $61
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                 $0.30           $0.37           $0.41          $0.39         $0.41
-------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                                   0.70            0.70            0.71           0.70          0.72
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                  4.41            5.50            6.09           6.32          6.07
-------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended July
       31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to August 1,
       2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
    ++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Government Mortgage Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All other securities (other than short-term obligations) and futures contracts in the fund's portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities or futures contracts are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

DOLLAR ROLL TRANSACTIONS - The fund enters into dollar roll transactions, with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC, in which the fund sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. The fund's total return is enhanced through either a reduced purchase price on the buy, or receipt of an income fee from the broker.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above. The fund may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended July 31, 2003 and July 31, 2002 was as follows:

                                                       7/31/03         7/31/02
Distributions declared from ordinary income        $31,221,429     $36,039,492
------------------------------------------------------------------------------

During the year ended July 31, 2003, accumulated distributions in excess of net investment income decreased by $11,984,811, accumulated net realized loss on investments increased by $5,373,262, and paid-in capital decreased by $6,611,549 due to differences between book and tax accounting for mortgage-backed securities, capital losses and amortization and accretion on debt securities. In addition, $1,013,449 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At July 31, 2003, accumulated distributions in excess of net investment income under book accounting were different from tax accounting due to temporary differences in accounting for mortgage-backed securities and amortization and accretion on debt securities.

As of July 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

    Capital loss carryforward                           $(49,335,516)
    -----------------------------------------------------------------
    Unrealized loss                                       (5,324,042)
    -----------------------------------------------------------------
    Other temporary differences                           (2,161,743)
    -----------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

    EXPIRATION DATE
    July 31, 2004                                       $(30,095,607)
    -----------------------------------------------------------------
    July 31, 2005                                         (1,857,304)
    -----------------------------------------------------------------
    July 31, 2007                                         (5,100,994)
    -----------------------------------------------------------------
    July 31, 2008                                         (5,253,445)
    -----------------------------------------------------------------
    July 31, 2009                                         (7,028,166)
    -----------------------------------------------------------------
      Total                                             $(49,335,516)
    -----------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended July 31, 2003 were 0.40% of average daily net assets on an annualized basis.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser or officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for inactive Trustees and an unfunded retirement benefit deferral plan for active Trustees. Included in Trustees' compensation is a net increase of $478 as a result of the change in the fund's pension liability for active Trustees and a pension expense of $11,043 for inactive trustees for the year ended July 31, 2003.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

    First $2 billion                                         0.0175%
    ----------------------------------------------------------------
    Next $2.5 billion                                        0.0130%
    ----------------------------------------------------------------
    Next $2.5 billion                                        0.0005%
    ----------------------------------------------------------------
    In excess of $7 billion                                  0.0000%
    ----------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $78,950 for the year ended July 31, 2003 as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                      CLASS A         CLASS B

Distribution Fee                                        0.10%           0.75%
-----------------------------------------------------------------------------
Service Fee                                             0.25%           0.25%
-----------------------------------------------------------------------------
Total Distribution Plan                                 0.35%           1.00%
-----------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended July 31, 2003, amounted to:

                                                      CLASS A         CLASS B

Service Fee Retained by MFD                           $50,117          $1,338
-----------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended July 31, 2003, were as follows:

                                                      CLASS A         CLASS B

Total Distribution Plan                                 0.25%           1.00%
-----------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following the purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2003, were as follows:

                                                      CLASS A         CLASS B

Contingent Deferred Sales Charges Imposed              $6,906        $323,393
-----------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments in U.S. government securities, other than short-term obligations, aggregated $1,630,708,710 and $1,644,180,891, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                 $878,797,277
    ------------------------------------------------------------
    Gross unrealized depreciation                  $(10,476,025)
    ------------------------------------------------------------
    Gross unrealized appreciation                     5,151,983
    ------------------------------------------------------------
    Net unrealized depreciation                     $(5,324,042)

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              Year ended 7/31/03                    Year ended 7/31/02
                                          SHARES             AMOUNT             SHARES             AMOUNT

CLASS A SHARES

Shares sold                             78,878,186        $531,226,907        29,685,153        $198,591,082
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions            2,505,168          16,906,081         2,619,647          17,437,623
-------------------------------------------------------------------------------------------------------------
Shares reacquired                      (86,497,918)       (582,530,074)      (28,120,895)       (187,808,718)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (5,114,564)       $(34,397,086)        4,183,905         $28,219,987
-------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                              6,851,895         $46,508,444        11,086,578         $74,454,215
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              484,940           3,286,876           303,086           2,026,002
-------------------------------------------------------------------------------------------------------------
Shares reacquired                       (7,383,772)        (49,836,236)       (4,960,756)        (33,152,214)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (46,937)           $(40,916)        6,428,908         $43,328,003
-------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                  2.972                 $20                --                 $--
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                0.363                   2             0.565                   4
-------------------------------------------------------------------------------------------------------------
Shares reacquired                          (11.141)                (75)               --                  --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                     (7.806)               $(53)            0.565                  $4
-------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended July 31, 2003 was $5,207. The fund had no borrowings during the period.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001 the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $624,617 reduction in cost of securities and a corresponding $624,617 increase in net unrealized appreciation, based on securities held by the fund on August 1, 2001.

The effect of this change for the year ended July 31, 2002 was to decrease net investment income by $367,328, increase net unrealized appreciation by $163,563, and increase net realized gains by $203,765. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust X and Shareholders of the
MFS Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Mortgage Fund (one of the series comprising MFS Series Trust X) (the "Trust") as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Government Mortgage Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 11, 2003

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)                     ABBY M. O'NEILL (born 04/27/28)
Chairman                                                 Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59)                        Executive Officer
Trustee and President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                           Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,                Trustee
President, Chief Investment Officer and Director         Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37)                   investment trust), Director
Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41)                         (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36)                           ELAINE R. SMITH (born 04/25/46)
Trustee                                                  Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)                        ROBERT R. FLAHERTY (born 09/18/63)
Chairman                                                 Assistant Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
                                                         President (since August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59)                           Senior Vice President (prior to August 2000)
Trustee and President
Massachusetts Financial Services Company, Chief          RICHARD M. HISEY (born 08/29/58)
Executive Officer and Director                           Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Vice President (since July 2002); The Bank of New
Assistant Secretary and Assistant Clerk                  York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53)                         Funds, Treasurer (prior to September 2000)
Secretary and Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57)
Vice President, General Counsel and Secretary            Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHANIE A. DESISTO (born 10/01/53)                     President
Assistant Treasurer
Massachusetts Financial Services Company, Vice           JAMES O. YOST (born 06/12/60)
President (since April 2003); Brown Brothers             Assistant Treasurer
Harriman & Co., Senior Vice President (November          Massachusetts Financial Services Company, Senior
2002 to April 2003); ING Groep N.V./Aeltus               Vice President
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIANS
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR                                              JP Morgan Chase Bank
MFS Fund Distributors, Inc.                              One Chase Manhattan Plaza
500 Boylston Street, Boston, MA                          New York, NY 10081
02116-3741
                                                         AUDITORS
PORTFOLIO MANAGEMENT TEAM                                Deloitte & Touche LLP
MFS Fixed Income Strategy Group(1)                       200 Berkeley Street
                                                         Boston, MA 02116

(1) MFS Investment Management

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)
or stock and bond outlooks     touch-tone required    24 hours a day, 365 days a
                                                      year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                        MGP-ANN-9/03 76.5M

MFS(R) Mutual Funds

ANNUAL REPORT 7/31/03

MFS(R) NEW ENDEAVOR FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements. Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) NEW ENDEAVOR FUND

The fund seeks capital appreciation.

TABLE OF CONTENTS

----------------------------------------------------

LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                7
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          10
----------------------------------------------------
FINANCIAL STATEMENTS                              15
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     26
----------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                      33
----------------------------------------------------
TRUSTEES AND OFFICERS                             34
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      36
----------------------------------------------------
FEDERAL TAX INFORMATION                           37
----------------------------------------------------
CONTACT INFORMATION                               38
----------------------------------------------------
ASSET ALLOCATION                                  39

-------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER

Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    August 20, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For nearly 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Our investment philosophy is to look for companies that we believe have positive fundamental drivers and may be able to increase growth regardless of market conditions. Over the period, we took advantage of market volatility to buy and sell our bottom-up fundamental investments.

CONTRIBUTORS TO PERFORMANCE

Strong stock selection in health care made that sector the best-performing area in the fund over the period. Biotechnology positions that delivered robust results included Medimmune, developer of an inhalable flu vaccine, Genzyme, which won FDA approval for two new drugs, and Genentech, whose shares climbed dramatically following the release of favorable test results for Avastin, the company's experimental colon cancer drug. Other health care holdings that helped performance included Guidant, whose stock climbed on strong sales of the company's cardiac rhythm management devices, and Cytyc. By the end of the period, we had sold our positions in Genentech and Biomarin because they had reached the price targets we had set for them.

Leisure sector holdings also contributed strongly to performance. Our position in satellite broadcaster EchoStar benefited as the company grew its customer base, lowered the cost of adding new subscribers, and decreased customer turnover. USA Interactive was another major contributor to results. The company, which changed its name to InterActiveCorp during the period, consolidated its corporate structure by buying the stock it did not already own in subsidiaries Ticketmaster, Expedia, and Hotels.com. We reduced our position in InterActive Corp and took some profits. Also in the travel industry, our positions in Royal Caribbean Cruises and Four Seasons Hotels appreciated strongly over the period.

-----------------------------------------------
TOP 5 STOCK HOLDINGS
AS OF 7/31/03

AMERICAN TOWER CORP.                       2.5%
Operator of communications and
broadcast towers
-----------------------------------------------
WESTWOOD ONE, INC.                         2.4%
Supplier of programming to radio and
television stations
-----------------------------------------------
MILLIPORE CORP.                            2.1%
Bioscience firm
-----------------------------------------------
XOMA LTD.                                  2.1%
Biopharmaceutical company
-----------------------------------------------
TENET HEALTHCARE CORP.                     2.0%
Operator of health care services
facilities
-----------------------------------------------
The portfolio is actively managed, and current
holdings may be different.
-----------------------------------------------

Another area of strength was the utilities and communications sector, where Crown Castle International and American Tower Corp., two firms that rent antenna towers to cellular telephone companies, performed strongly. Although these tower firms had seen their share prices plunge with the bursting of the telecom bubble, our research indicated that their businesses still had long-term potential, and our belief in these out-of-favor firms was rewarded over the period.

Technology holdings as a group also helped the portfolio. Fund positions that did well over the period included BEA Systems, which capitalized on the growth in the Linux operating system with the introduction of a new software product; VERITAS Software, which benefited from improving sales of its data backup and storage software; and semiconductor firm Analog Devices, which gained market share over the period and which we believe is well-positioned to benefit from an economic recovery.

DETRACTORS FROM PERFORMANCE

Energy and retailing were the fund's weakest sectors over the period. In the energy area, a fragile global economy constrained demand, leading to underperformance of our holdings in drilling rig operator Halliburton and oil field services firms Baker Hughes, BJ Services, and GlobalSantaFe. By period-end, we had sold our stock in Halliburton and Baker Hughes.

In the retailing sector, our holdings in BJ's Wholesale Club and Office Depot declined in price and were sold out of the portfolio. And while our positioning in technology was generally positive for performance, several technology holdings declined in price over the period. Chief among these was Network Associates. As of period-end, the stock remained in the portfolio because our research indicated that the market for the firm's network security software remained attractive.

    Respectfully,

/s/ David E. Sette-Ducati

    David E. Sette-Ducati
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 7/31/03
-------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, September 29, 2000, through July 31, 2003. Index information is from October 1, 2000.)

                         MFS New       Russell
                      Endeavor Fund  MidCap Growth
                       - Class A        Index #
                ----------------------------------
                9/00     $ 9,425       $10,000
                7/01       8,975         6,230
                7/02       7,841         4,443
                7/03      10,399         5,471

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                           Class
    Share class        inception date           1-yr         Life*
-------------------------------------------------------------------
         A                9/29/00              32.62%         3.53%
-------------------------------------------------------------------
         B                 1/2/02              31.69%         3.18%
-------------------------------------------------------------------
         C                 1/2/02              31.73%         3.15%
-------------------------------------------------------------------
         I                 1/2/02              33.00%         3.77%
-------------------------------------------------------------------
         R                12/31/02             32.49%         3.50%
-------------------------------------------------------------------

--------------
Average annual
--------------

Comparative Benchmarks
-------------------------------------------------------------------
Average mid-cap growth fund+                   15.98%       -18.95%
-------------------------------------------------------------------
Russell MidCap Growth Index#                   23.15%       -19.17%
-------------------------------------------------------------------

--------------------
  Average annual
 with sales charge
--------------------

    Share class                              1-yr         Life*
-------------------------------------------------------------------
         A                                     24.99%         1.39%
-------------------------------------------------------------------
         B                                     27.69%         2.17%
-------------------------------------------------------------------
         C                                     30.73%         3.15%
-------------------------------------------------------------------

I and R shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumulative
without sales charge
--------------------

-------------------------------------------------------------------
         A                                     32.62%        10.34%
-------------------------------------------------------------------
         B                                     31.69%         9.29%
-------------------------------------------------------------------
         C                                     31.73%         9.18%
-------------------------------------------------------------------
         I                                     33.00%        11.07%
-------------------------------------------------------------------
         R                                     32.49%        10.23%
-------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, September 29, 2000, through July 31, 2003. Index information is from
  October 1, 2000.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL MIDCAP GROWTH INDEX - Measures the performance of U.S. mid-cap growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio utilizes short sales as an investment technique and will suffer a loss if it sells a security short and the value of that security rises.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 7/31/03
------------------------------------------------------------------------------


The Portfolio of Investments is a list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 90.4%
-----------------------------------------------------------------------------
ISSUER                                                SHARES          $ VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 87.7%
-----------------------------------------------------------------------------
Airlines - 0.6%
-----------------------------------------------------------------------------
JetBlue Airways Corp.*                                 6,800         $309,808
-----------------------------------------------------------------------------

Apparel Manufacturers - 0.7%
-----------------------------------------------------------------------------
Talbots, Inc.                                         11,340         $374,107
-----------------------------------------------------------------------------

Banks & Credit Companies - 1.3%
-----------------------------------------------------------------------------
Investors Financial Services Corp.                    20,400         $650,148
-----------------------------------------------------------------------------

Biotechnology - 5.1%
-----------------------------------------------------------------------------
Bruker Biosciences Corp.*                              6,900          $38,226
-----------------------------------------------------------------------------
Genzyme Corp.*#                                        7,150          360,646
-----------------------------------------------------------------------------
Gilead Sciences, Inc.*                                 5,800          395,850
-----------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.*                            9,100          307,944
-----------------------------------------------------------------------------
Medimmune, Inc.*                                      13,100          513,389
-----------------------------------------------------------------------------
Millipore Corp.*                                      22,500        1,001,025
-----------------------------------------------------------------------------
                                                                   $2,617,080
-----------------------------------------------------------------------------
Broadcast & Cable TV - 7.3%
-----------------------------------------------------------------------------
E.W. Scripps Co.                                       5,550         $460,428
-----------------------------------------------------------------------------
EchoStar Communications Corp., "A"*#                  16,330          592,289
-----------------------------------------------------------------------------
Entercom Communications Corp.*                        19,100          905,149
-----------------------------------------------------------------------------
LIN TV Corp., "A"*                                    17,900          389,862
-----------------------------------------------------------------------------
Univision Communications, Inc., "A"*                  10,270          320,424
-----------------------------------------------------------------------------
Westwood One, Inc.*                                   36,450        1,113,183
-----------------------------------------------------------------------------
                                                                   $3,781,335
-----------------------------------------------------------------------------
Brokerage & Asset Managers - 5.1%
-----------------------------------------------------------------------------
Affiliated Managers Group, Inc.*                       8,000         $523,360
-----------------------------------------------------------------------------
Ameritrade Holding Corp.*                             82,700          793,920
-----------------------------------------------------------------------------
Legg Mason, Inc.                                       3,600          252,000
-----------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                         5,600          354,312
-----------------------------------------------------------------------------
Soundview Technology Group, Inc.*                     32,380          326,714
-----------------------------------------------------------------------------
T. Rowe Price Group, Inc.                              4,800          194,832
-----------------------------------------------------------------------------
Waddell & Reed Financial, Inc., "A"                    8,000          210,480
-----------------------------------------------------------------------------
                                                                   $2,655,618
-----------------------------------------------------------------------------

Business Services - 5.0%
-----------------------------------------------------------------------------
BISYS Group, Inc.*                                    17,770         $294,093
-----------------------------------------------------------------------------
Manpower, Inc.                                        16,500          628,650
-----------------------------------------------------------------------------
Monster Worldwide, Inc.*                              24,800          658,440
-----------------------------------------------------------------------------
Sabre Group Holding, Inc., "A"                        20,500          473,140
-----------------------------------------------------------------------------
SunGard Data Systems, Inc.*                           19,790          519,290
-----------------------------------------------------------------------------
                                                                   $2,573,613
-----------------------------------------------------------------------------
Computer Software - 7.2%
-----------------------------------------------------------------------------
Amdocs Ltd.*                                          29,800         $607,324
-----------------------------------------------------------------------------
BEA Systems, Inc.*                                    59,030          779,196
-----------------------------------------------------------------------------
Getty Images, Inc.*                                    4,300          163,959
-----------------------------------------------------------------------------
Mercury Interactive Corp.*                             8,000          314,880
-----------------------------------------------------------------------------
Netscreen Technologies, Inc.*                         19,700          426,111
-----------------------------------------------------------------------------
Network Associates, Inc.*                             53,160          600,708
-----------------------------------------------------------------------------
Symantec Corp.*                                        5,000          234,550
-----------------------------------------------------------------------------
VERITAS Software Corp.*                               19,640          604,912
-----------------------------------------------------------------------------
                                                                   $3,731,640
-----------------------------------------------------------------------------
Computer Software - Systems - 1.0%
-----------------------------------------------------------------------------
BearingPoint, Inc.*                                   45,400         $499,400
-----------------------------------------------------------------------------

Consumer Services - 1.2%
-----------------------------------------------------------------------------
Expedia, Inc.*                                         8,000         $625,680
-----------------------------------------------------------------------------

Electrical Equipment - 3.0%
-----------------------------------------------------------------------------
American Standard Cos., Inc.*                          6,100         $466,040
-----------------------------------------------------------------------------
Energizer Holdings, Inc.*                             17,900          613,075
-----------------------------------------------------------------------------
Rockwell Automation, Inc.                             18,300          472,872
-----------------------------------------------------------------------------
                                                                   $1,551,987
-----------------------------------------------------------------------------
Electronics - 9.5%
-----------------------------------------------------------------------------
Agere Systems, Inc., "A"*                             40,800         $114,648
-----------------------------------------------------------------------------
Agere Systems, Inc., "B"*                            166,700          441,755
-----------------------------------------------------------------------------
Altera Corp.*                                         29,800          573,352
-----------------------------------------------------------------------------
Analog Devices, Inc.*                                 15,800          599,610
-----------------------------------------------------------------------------
Cymer, Inc.*                                          17,800          720,010
-----------------------------------------------------------------------------
Intersil Corp.*                                       14,000          345,240
-----------------------------------------------------------------------------
Maxim Integrated Products, Inc.                        8,300          324,364
-----------------------------------------------------------------------------
Novellus Systems, Inc.*                               20,100         $719,781
-----------------------------------------------------------------------------
PMC-Sierra, Inc.*                                     50,100          614,226
-----------------------------------------------------------------------------
Xilinx, Inc.*                                         17,700          465,156
-----------------------------------------------------------------------------
                                                                   $4,918,142
-----------------------------------------------------------------------------
Entertainment - 0.6%
-----------------------------------------------------------------------------
InterActive Corp.*                                     7,100         $287,337
-----------------------------------------------------------------------------

Gaming & Lodging - 1.9%
-----------------------------------------------------------------------------
MGM Mirage, Inc.*                                     14,200         $487,060
-----------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                          16,900          494,325
-----------------------------------------------------------------------------
                                                                     $981,385
-----------------------------------------------------------------------------
General Merchandise - 0.3%
-----------------------------------------------------------------------------
99 Cents Only Stores, Inc.*                            5,100         $174,420
-----------------------------------------------------------------------------

Machinery & Tools - 0.7%
-----------------------------------------------------------------------------
AGCO Corp.*                                           19,500         $374,010
-----------------------------------------------------------------------------

Medical & Health Technology & Services - 3.7%
-----------------------------------------------------------------------------
Caremark Rx, Inc.*                                    21,570         $539,681
-----------------------------------------------------------------------------
Tenet Healthcare Corp.*                               66,800          920,504
-----------------------------------------------------------------------------
WebMD Corp.*                                          39,200          473,536
-----------------------------------------------------------------------------
                                                                   $1,933,721
-----------------------------------------------------------------------------
Medical Equipment - 10.8%
-----------------------------------------------------------------------------
Cyberonics, Inc.*                                     15,200         $453,568
-----------------------------------------------------------------------------
Cytyc Corp.*                                          57,070          674,568
-----------------------------------------------------------------------------
DENTSPLY International, Inc.                          16,400          711,924
-----------------------------------------------------------------------------
Guidant Corp.                                         13,800          651,636
-----------------------------------------------------------------------------
Hologic, Inc.*                                        35,900          499,728
-----------------------------------------------------------------------------
Invitrogen Corp.*                                     13,600          704,480
-----------------------------------------------------------------------------
Thermo Electron Corp.*                                19,500          433,875
-----------------------------------------------------------------------------
Thoratec Corp.*                                       29,000          436,450
-----------------------------------------------------------------------------
Waters Corp.*                                         21,700          688,107
-----------------------------------------------------------------------------
West Pharmaceutical Services, Inc.                    13,100          343,613
-----------------------------------------------------------------------------
                                                                   $5,597,949
-----------------------------------------------------------------------------

Oil Services - 3.3%
-----------------------------------------------------------------------------
BJ Services Co.*                                      24,700         $845,975
-----------------------------------------------------------------------------
GlobalSantaFe Corp.                                   17,100          380,475
-----------------------------------------------------------------------------
Smith International, Inc.*                            12,700          455,168
-----------------------------------------------------------------------------
                                                                   $1,681,618
-----------------------------------------------------------------------------
Personal Computers & Peripherals - 0.6%
-----------------------------------------------------------------------------
Apple Computer, Inc.*                                 15,300         $322,065
-----------------------------------------------------------------------------

Pharmaceuticals - 1.1%
-----------------------------------------------------------------------------
Inspire Phamaceutical, Inc.*                           5,200          $78,520
-----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.                           3,900          227,760
-----------------------------------------------------------------------------
Mylan Laboratories, Inc.                               8,045          271,680
-----------------------------------------------------------------------------
                                                                     $577,960
-----------------------------------------------------------------------------
Printing & Publishing - 2.0%
-----------------------------------------------------------------------------
Meredith Corp.                                        16,590         $754,513
-----------------------------------------------------------------------------
Tribune Co.#                                           5,900          278,598
-----------------------------------------------------------------------------
                                                                   $1,033,111
-----------------------------------------------------------------------------
Restaurants - 1.4%
-----------------------------------------------------------------------------
Outback Steakhouse, Inc.                               7,300         $272,655
-----------------------------------------------------------------------------
The Cheesecake Factory*                               14,200          467,890
-----------------------------------------------------------------------------
                                                                     $740,545
-----------------------------------------------------------------------------
Special Products & Services - 1.2%
-----------------------------------------------------------------------------
Weight Watchers International, Inc.*                  13,700         $615,130
-----------------------------------------------------------------------------

Specialty Stores - 2.6%
-----------------------------------------------------------------------------
PETsMART, Inc.*                                       34,600         $686,118
-----------------------------------------------------------------------------
Tiffany & Co.                                         13,700          470,732
-----------------------------------------------------------------------------
Williams-Sonoma, Inc.*                                 6,300          177,975
-----------------------------------------------------------------------------
                                                                   $1,334,825
-----------------------------------------------------------------------------
Telecommunications - Wireline - 3.8%
-----------------------------------------------------------------------------
ADTRAN, Inc.                                          11,900         $581,196
-----------------------------------------------------------------------------
CIENA Corp.*                                          97,900          568,799
-----------------------------------------------------------------------------
JDS Uniphase Corp.*                                  113,300          341,033
-----------------------------------------------------------------------------
Juniper Networks, Inc.*                               31,700          457,431
-----------------------------------------------------------------------------
                                                                   $1,948,459
-----------------------------------------------------------------------------

Telephone Services - 1.3%
-----------------------------------------------------------------------------
Cincinnati Bell, Inc.*                                73,100         $412,284
-----------------------------------------------------------------------------
Spectrasite, Inc.*                                     4,400          257,400
-----------------------------------------------------------------------------
                                                                     $669,684
-----------------------------------------------------------------------------
Trucking - 0.7%
-----------------------------------------------------------------------------
Swift Transportation, Inc.*                           15,900         $350,436
-----------------------------------------------------------------------------

Wireless Communications - 4.7%
-----------------------------------------------------------------------------
American Tower Corp., "A"*                           127,200       $1,157,520
-----------------------------------------------------------------------------
Crown Castle International Corp.*                     76,780          760,122
-----------------------------------------------------------------------------
Sprint Corp. (PCS Group)*                             85,500          525,825
-----------------------------------------------------------------------------
                                                                   $2,443,467
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $45,354,680
-----------------------------------------------------------------------------

Foreign Stocks - 2.7%
-----------------------------------------------------------------------------
Bermuda - 1.9%
-----------------------------------------------------------------------------
Xoma Ltd. (Biotechnology)*                           130,900         $984,368
-----------------------------------------------------------------------------

Canada - 0.8%
-----------------------------------------------------------------------------
Four Seasons Hotels, Inc. (Gaming & Lodging)           9,200         $394,680
-----------------------------------------------------------------------------
Total Foreign Stocks                                               $1,379,048
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $38,087,965)                       $46,733,728
-----------------------------------------------------------------------------

Short-Term Obligation - 0.9%
-----------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                         (000 Omitted)          $ VALUE
-----------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
due 8/01/03, at Amortized Cost                          $503         $503,000
-----------------------------------------------------------------------------

Repurchase Agreement - 9.8%
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc., dated 7/31/03,
due 8/01/03, total to be received $5,055,150
(secured by various U.S. Treasury & Federal
Agency obligations in a jointly traded
account), at Cost                                     $5,055       $5,055,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $43,645,965)                  $52,291,728
-----------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.1)%                              (581,553)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $51,710,175
-----------------------------------------------------------------------------
* Non-income producing security.
# Security or a portion of the security was pledged to cover collateral requirements. At July 31, 2003, the value of securities pledged for the MFS New Endeavor Fund amounted to $962,680.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 7/31/03

ASSETS

Investments at value (identified cost, $43,645,965)                 $52,291,728
-----------------------------------------------------------------------------------------------------
Cash                                                                        362
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                         530,851
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                         606,841
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                        31,157
-----------------------------------------------------------------------------------------------------
Total assets                                                                              $53,460,939
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                    $1,741,327
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                        7,088
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                          1,038
-----------------------------------------------------------------------------------------------------
  Reimbursement fee                                                         416
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                              895
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          $1,750,764
-----------------------------------------------------------------------------------------------------
Net assets                                                                                $51,710,175
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                     $45,356,626
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                                8,645,763
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                (2,292,214)
-----------------------------------------------------------------------------------------------------
Net assets                                                                                $51,710,175
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   4,933,624
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                        $21,470,793
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  2,039,276
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $10.53
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$10.53)                                                  $11.17
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                        $17,541,203
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  1,682,615
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $10.42
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                         $8,412,929
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                    807,236
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $10.42
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                         $4,262,266
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                    402,311
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $10.59
-----------------------------------------------------------------------------------------------------

Class R shares

  Net assets                                                            $22,984
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                      2,186
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $10.51
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 7/31/03

NET INVESTMENT INCOME (LOSS)
Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                            $132,925
-----------------------------------------------------------------------------------------------------
  Interest                                                               32,080
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                   (139)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                      $164,866
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                       $201,550
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                    752
-----------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                        28,098
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                                 39,394
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                                 79,189
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                                 51,948
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R)                                     28
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                      3,042
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                          22,209
-----------------------------------------------------------------------------------------------------
  Printing                                                               40,615
-----------------------------------------------------------------------------------------------------
  Postage                                                                 6,241
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                          20,380
-----------------------------------------------------------------------------------------------------
  Legal fees                                                                626
-----------------------------------------------------------------------------------------------------
  Registration fees                                                      61,474
-----------------------------------------------------------------------------------------------------
  Dividend expense on securities sold short                              11,273
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                          32,960
-----------------------------------------------------------------------------------------------------
Total expenses                                                         $599,779
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                     (695)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                          (135,084)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                 $464,000
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                         $(299,134)
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                              $440,442
-----------------------------------------------------------------------------------------------------
  Securities sold short                                                (491,514)
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                             275
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                                                 $(50,797)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) -
-----------------------------------------------------------------------------------------------------
  Investments                                                        $9,575,371
-----------------------------------------------------------------------------------------------------
  Securities sold short                                                  (3,926)
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                (2)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                                $9,571,443
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                                   $9,520,646
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                     $9,221,512
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 7/31                                                2003                   2002

OPERATIONS

Net investment loss                                                  $(299,134)              $(64,561)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                           (50,797)            (2,126,772)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                 9,571,443               (950,884)
-------------------------------------------------------------      -----------       ----------------
Increase (decrease) in net assets from operations                   $9,221,512            $(3,142,217)
-------------------------------------------------------------      -----------       ----------------
Distributions declared to shareholders in excess of net
realized gain on investments and foreign currency
transactions (Class A)                                                   $--                 $(79,769)
-------------------------------------------------------------      -----------       ----------------
Net increase in net assets from fund share transactions            $25,639,036            $18,660,171
-------------------------------------------------------------      -----------       ----------------
Total increase in net assets                                       $34,860,548            $15,438,185
-------------------------------------------------------------      -----------       ----------------

NET ASSETS
At beginning of period                                             $16,849,627             $1,411,442
-----------------------------------------------------------------------------------------------------
At end of period                                                   $51,710,175            $16,849,627
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

                                                                      YEAR ENDED 7/31
                                                            ------------------------------------             PERIOD ENDED
CLASS A                                                            2003                     2002               7/31/2001*

Net asset value, beginning of period                              $7.95                    $9.51                   $10.00
--------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                         $(0.07)                  $(0.07)                  $(0.06)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                2.65                    (1.03)                   (0.41)
------------------------------------------------------------     ------                   ------                   ------
Total from investment operations                                  $2.58                   $(1.10)                  $(0.47)
------------------------------------------------------------     ------                   ------                   ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  In excess of net realized gain on investments and
  foreign currency transactions                                     $--                   $(0.46)                     $--
--------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                               --                       --                    (0.02)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions declared to shareholders                      $--                   $(0.46)                  $(0.02)
------------------------------------------------------------     ------                   ------                   ------
Net asset value, end of period                                   $10.53                    $7.95                    $9.51
------------------------------------------------------------     ------                   ------                   ------
Total return (%)(+)                                               32.62                   (12.63)                   (4.77)++
--------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                      YEAR ENDED 7/31
                                                            ------------------------------------             PERIOD ENDED
CLASS A (CONTINUED)                                                2003                     2002               7/31/2001*

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##+                                                        1.44                     1.38                     1.34+
--------------------------------------------------------------------------------------------------------------------------
Net investment loss                                               (0.83)                   (0.81)                   (0.69)+
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  287                      779                      809
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $21,471                   $7,700                   $1,411
--------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                              $(0.11)                  $(0.24)                  $(0.55)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                         1.94                     3.32                     7.54+
--------------------------------------------------------------------------------------------------------------------------
Net investment loss                                               (1.33)                   (2.75)                   (6.89)+
--------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, September 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. +Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.40%, 1.38% and 1.33%, for the years ended July 31, 2003, July 31, 2002, and the period ended July 31,
    2001, respectively.

See notes to financial statements.

Financial Highlights - continued

                                                                       YEAR ENDED         PERIOD ENDED
CLASS B                                                                 7/31/03             7/31/02*

Net asset value, beginning of period                                      $7.92              $10.46
---------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                                $(0.12)              $(0.08)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                       2.62                (2.46)
--------------------------------------------------------------------     ------              ------
Total from investment operations                                          $2.50              $(2.54)
--------------------------------------------------------------------     ------              ------
Net asset value, end of period                                           $10.42               $7.92
--------------------------------------------------------------------     ------              ------
Total return (%)                                                          31.69              (24.28)++
---------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##+                                                                2.09                2.07+
---------------------------------------------------------------------------------------------------
Net investment loss                                                       (1.48)              (1.50)+
---------------------------------------------------------------------------------------------------
Portfolio turnover                                                          287                 779
---------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                               $17,541              $4,253
---------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets.
    To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                      $(0.17)             $(0.18)
---------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                 2.59                4.01+
---------------------------------------------------------------------------------------------------
Net investment loss                                                       (1.98)              (3.44)+
---------------------------------------------------------------------------------------------------

  * For the period from the inception of Class B shares, January 2, 2002, through July 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.05% and 2.07%, for the year ended July 31, 2003, and the period ended July 31,
    2002, respectively.

See notes to financial statements.

Financial Highlights - continued

                                                                               YEAR ENDED                 PERIOD ENDED
CLASS C                                                                         7/31/03                     7/31/02*

Net asset value, beginning of period                                             $7.92                      $10.46
-----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss(S)                                                        $(0.13)                     $(0.07)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                               2.63                       (2.47)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 $2.50                      $(2.54)
------------------------------------------------------------------------       -------                      ------
Net asset value, end of period                                                  $10.42                       $7.92
------------------------------------------------------------------------       -------                      ------
Total return (%)                                                                 31.73                      (24.28)++
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):
Expenses##+                                                                       2.09                        2.07+
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                              (1.49)                      (1.50)+
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                 287                         779
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                       $8,413                      $2,834
-----------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                             $(0.17)                     $(0.17)
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                                                        2.59                        4.01+
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                              (1.99)                      (3.44)+
-----------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class C shares, January 2, 2002, through July 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.05% and 2.07%, for the year ended July 31, 2003, and the period ended July 31,
    2002, respectively.

See notes to financial statements.

Financial Highlights - continued

                                                                               YEAR ENDED                 PERIOD ENDED
CLASS I                                                                         7/31/03                     7/31/02*

Net asset value, beginning of period                                             $7.97                      $10.46
-----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss(S)                                                        $(0.04)                     $(0.03)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                               2.66                       (2.46)
------------------------------------------------------------------------       -------                      ------
Total from investment operations                                                 $2.62                      $(2.49)
------------------------------------------------------------------------       -------                      ------
Net asset value, end of period                                                  $10.59                       $7.97
------------------------------------------------------------------------       -------                      ------
Total return (%)                                                                 33.00                      (23.80)++
------------------------------------------------------------------------       -------                      ------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):
Expenses##+                                                                       1.09                        1.07+
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                              (0.48)                      (0.50)+
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                 287                         779
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                       $4,262                      $2,063
-----------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                             $(0.08)                     $(0.13)
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                                                        1.59                        2.99+
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                              (0.98)                      (2.44)+
-----------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class I shares, January 2, 2002, through July 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.05% and
    1.07%, for the year ended July 31, 2003, and the period ended July 31, 2002, respectively.

See notes to financial statements.

                                                                  PERIOD ENDED
                                                                      7/31/03*

CLASS R

Net asset value, beginning of period                                      $8.01
--------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss(S)                                                $(0.05)
--------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency transactions                                                   2.55
------------------------------------------------------------------     -------
Total from investment operations                                         $2.50
------------------------------------------------------------------     -------
Net asset value, end of period                                          $10.51
------------------------------------------------------------------     -------
Total return (%)                                                         31.34++
--------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##+                                                               1.59+
--------------------------------------------------------------------------------
Net investment loss                                                      (0.96)+
--------------------------------------------------------------------------------
Portfolio turnover                                                         287
--------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $23
--------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                     $(0.08)
--------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                2.09+
--------------------------------------------------------------------------------
Net investment loss                                                      (1.47)+
--------------------------------------------------------------------------------

 * For the period from the inception of Class R shares, December 31, 2002, through July 31, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 + Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.55% for the period ended July 31, 2003.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS New Endeavor Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SHORT SALES - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions paid for the years ended, July 31, 2003 and July 31, 2002 were as follows:

                                                         7/31/03     7/31/02

Distributions paid from in excess of capital gain            $--     $79,769
------------------------------------------------------------------------------

During the year ended July 31, 2003, accumulated net investment loss decreased by $299,134, accumulated net realized loss on investments and foreign currency transactions increased by $1,094, and paid-in capital decreased by $298,040, due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

At July 31, 2003, accumulated net investment loss and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for the offset of net investment loss against paid-in capital.

As of July 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

    Capital loss carryforward                                 $(1,239,380)
    ----------------------------------------------------------------------
    Unrealized appreciation                                     7,736,217
    ----------------------------------------------------------------------
    Post-October capital loss deferral                           (143,288)
    ----------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has contractually agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2003 aggregate un-reimbursed expenses amounted to $303,624.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

    First $2 billion                                               0.0175%
    ----------------------------------------------------------------------
    Next $2.5 billion                                              0.0130%
    ----------------------------------------------------------------------
    Next $2.5 billion                                              0.0005%
    ----------------------------------------------------------------------
    In excess of $7 billion                                        0.0000%
    ----------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $13,134 for the year ended July 31, 2003, as its portion of the sales charge on sales of Class A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class R shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                     CLASS A         CLASS B         CLASS C         CLASS R

Distribution Fee                                       0.10%           0.75%           0.75%           0.25%
--------------------------------------------------------------------------------------------------------------
Service Fee                                            0.25%           0.25%           0.25%           0.25%
--------------------------------------------------------------------------------------------------------------
Total Distribution Plan                                0.35%           1.00%           1.00%           0.50%
--------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended July 31, 2003, amounted to:

                                                     CLASS A         CLASS B         CLASS C         CLASS R

Service Fee Retained by MFD                           $7,782             $33             $89             $--
--------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended July 31, 2003, were as follows:

                                                     CLASS A         CLASS B         CLASS C         CLASS R

Total Distribution Plan                                0.35%           1.00%           1.00%           0.50%
--------------------------------------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2003, were as follows:

                                                     CLASS A         CLASS B         CLASS C         CLASS R
Contingent Deferred Sales Charges Imposed                $--         $15,204            $916             $--
--------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $93,075,583 and $72,349,287, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                            $44,555,511
    ----------------------------------------------------------------------
    Gross unrealized appreciation                               8,190,980
    ----------------------------------------------------------------------
    Gross unrealized depreciation                                (454,763)
    ----------------------------------------------------------------------
    Net unrealized appreciation                                $7,736,217
    ----------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                         Year ended 7/31/03                  Year ended 7/31/02
                                     SHARES            AMOUNT            SHARES             AMOUNT
CLASS A SHARES

Shares sold                        1,659,489        $15,088,967          930,269          $8,646,427
-------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in reinvestment
of distributions                          --                 --            4,535              46,396
-------------------------------------------------------------------------------------------------------
Shares reacquired                   (589,151)        (5,299,588)        (114,314)         (1,016,338)
-------------------------------------------------------------------------------------------------------
Net increase                       1,070,338         $9,789,379          820,490          $7,676,485
-------------------------------------------------------------------------------------------------------

                                         Year ended 7/31/03                  Year ended 7/31/02*
                                     SHARES            AMOUNT            SHARES             AMOUNT
CLASS B SHARES

Shares sold                        1,545,911        $13,966,228          609,082          $5,624,460
-------------------------------------------------------------------------------------------------------
Shares reacquired                   (400,483)        (3,334,819)         (71,895)           (600,081)
-------------------------------------------------------------------------------------------------------
Net increase                       1,145,428        $10,631,409          537,187          $5,024,379
-------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                          650,329         $5,582,584          381,241          $3,549,456
-------------------------------------------------------------------------------------------------------
Shares reacquired                   (201,051)        (1,776,108)         (23,283)           (186,945)
-------------------------------------------------------------------------------------------------------
Net increase                         449,278         $3,806,476          357,958          $3,362,511
-------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                          168,522         $1,596,248          320,608          $3,204,037
-------------------------------------------------------------------------------------------------------
Shares reacquired                    (25,047)          (204,786)         (61,772)           (607,241)
-------------------------------------------------------------------------------------------------------
Net increase                         143,475         $1,391,462          258,836          $2,596,796
-------------------------------------------------------------------------------------------------------

                                       Period ended 7/31/03**
                                      SHARES            AMOUNT

CLASS R SHARES

Shares sold                            2,291            $21,417
-------------------------------------------------------------------------------------------------------
Shares reacquired                       (105)            (1,107)
-------------------------------------------------------------------------------------------------------
Net increase                           2,186            $20,310
-------------------------------------------------------------------------------------------------------

 * For the period  from the inception of Classes B, C, and I shares, January 2, 2002, through July 31, 2002.
** For the period from the inception of Class R shares, December 31, 2002, through July 31, 2003.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily un-used portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended July 31, 2003, was $199. The fund had no borrowings during the year.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust X and Shareholders of MFS New Endeavor Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Endeavor Fund (the Fund), including the portfolio of investments, as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Endeavor Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.
                                ERNST & YOUNG LLP
Boston, Massachusetts
September 5, 2003

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X (of which the fund is a series), including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)                     ABBY M. O'NEILL (born 04/27/28)
Chairman                                                 Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59)                        Executive Officer
Trustee and President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                           Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,                Trustee
President, Chief Investment Officer and Director         Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37)                   investment trust), Director
Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41)                         (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36)                           ELAINE R. SMITH (born 04/25/46)
Trustee                                                  Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued
OFFICERS

JEFFREY L. SHAMES (born 06/02/55)                        ROBERT R. FLAHERTY (born 09/18/63)
Chairman                                                 Assistant Treasurer
Massachusetts Financial Services Company, Chairman
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59)                           President (since August 2000); UAM Fund Services,
Trustee and President                                    Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58)
                                                         Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Massachusetts Financial Services Company, Senior
Assistant Secretary and Assistant Clerk                  Vice President (since July 2002); The Bank of New
Massachusetts Financial Services Company, Senior         York, Senior Vice President (September 2000 to
Vice President and Associate General Counsel             July 2002); Lexington Global Asset Managers, Inc.,
                                                         Executive Vice President and Chief Financial
STEPHEN E. CAVAN (born 11/06/53)                         Officer (prior to September 2000); Lexington
Secretary and Clerk                                      Funds, Treasurer (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary            ELLEN MOYNIHAN (born 11/13/57)
                                                         Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53)                     Massachusetts Financial Services Company, Vice
Assistant Treasurer                                      President
Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             JAMES O. YOST (born 06/12/60)
Harriman & Co., Senior Vice President (November          Assistant Treasurer
2002 to April 2003); ING Groep N.V./Aeltus               Massachusetts Financial Services Company, Senior
Investment Management, Senior Vice President             Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIAN
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR                                              JP Morgan Chase Bank
MFS Fund Distributors, Inc.                              One Chase Manhattan Plaza
500 Boylston Street, Boston, MA                          New York, NY 10081
02116-3741
                                                         AUDITORS
PORTFOLIO MANAGER                                        Ernst & Young LLP
David E. Sette-Ducati(1)

(1) MFS Investment Management

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)
or stock and bond outlooks     touch-tone required    24 hours a day, 365 days a
                                                      year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          NEF-ANN-9/03 21M

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Atwood Ives and Ward Smith, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Ives and Smith are both "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable for annual reports filed on or after July 1, 2003.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X
             -------------------------------------------------------------------


By (Signature and Title)*  /s/ JOHN W. BALLEN
                           -----------------------------------------------------
                           John W. Ballen, President

Date:  September 23, 2003
       ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)* /s/ JOHN W. BALLEN
                          ------------------------------------------------------
                          John W. Ballen, President
                          (Principal Executive Officer)

Date:  September 23, 2003
       ------------------

By (Signature and Title)* /s/ RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer
                          (Principal Financial Officer and Accounting Officer)

Date:  September 23, 2003
       ------------------

* Print name and title of each signing officer under his or her signature.